Exhibit 10.26

AGREEMENT

between

FISERV SOLUTIONS, INC.

Pittsburgh Center

912 Fort Duquesne Boulevard

Pittsburgh, PA 15222

and

CompassBank

One Compass Place

New Bedford, MA 02740

July 24 2002

Proprietary and Confidential

[***] = Omitted information is filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

AGREEMENT dated as of July 24, 2002 (“Agreement”) between Fiserv Solutions, Inc., a Wisconsin corporation d/b/a Fiserv, at its Pittsburgh Center with an address of 912 Fort Duquesne Boulevard, Pittsburgh, PA 15222 (“Fiserv”), and CompassBank, at its principal address of One Compass Place, New Bedford, MA  02740 (“Client”).

Fiserv and Client hereby agree as follows:

1.                                       Term.  The term of this Agreement shall be [***] years.  Notice of non-renewal shall be provided by either party at least 360 days (Notice Date) prior to expiration of the term. Fiserv will notify Client prior to 360 days of the impending Notice Date.  This Agreement shall commence on the day the Fiserv Services (as hereinafter defined) are first used by Client.

2.                                       Services.

(a)                                  Services Generally.  Fiserv, itself and through its affiliates, agrees to provide Client, and Client agrees to obtain from Fiserv the services (“Services”) and products (“Products”) (collectively “Fiserv Services”) described in the attached Exhibits and that are marked with an “X” below:

☒	Exhibit A - Account Processing Services
☐	Exhibit B - Item Processing Services
☐	Exhibit C - EFT Services
☒	Exhibit D - Mortgage Processing Services
☒	Exhibit E - Equipment and Telecommunications
☒	Exhibit F - Software Products
☒	Exhibit G - Custom Development
☒	Exhibit H - Remote Banking Services
☐	Exhibit I - Additional Fiserv Services

The Exhibits set forth specific terms and conditions applicable to the Services and/or Products, and where applicable, the Fiserv affiliate performing the Services and/or Products.  Only Exhibits marked with an “X” shall be provided with this Agreement.  Client may select additional listed Fiserv Services not marked with an “X” above by executing with Fiserv an additional appropriate Exhibit.  Client may also select additional services (“Additional Services”) and products (“Additional Products”) (collectively “Additional Fiserv Services”) not listed above from time to time by completing with Fiserv an Exhibit I-n to this Agreement.

(b)                                 Conversion Services.  Upon mutual agreement by the parties and upon payment of a Conversion Services fee as quoted by Fiserv, Fiserv will convert applicable Client data files to the Fiserv Services.  Those activities designed to transfer the processing of Client’s data from its present servicer to the Fiserv Services are referred to as “Conversion Services”.  Client agrees to cooperate with Fiserv in connection with Fiserv’s provision of Conversion Services and to provide all necessary information and assistance in order to convert the Client data files.

(c)                                  Training Services.  Fiserv shall provide training, training aids, user manuals, and other documentation for Client’s use to enable Client personnel to become familiar with the Fiserv Services.  If requested by Client, classroom training in the use and operation of the Fiserv Services will be provided at a training facility designated by Fiserv.  Standard Fiserv training relative to Conversion Services shall be included in the Conversion Services fee.  All other training fees shall be quoted by Fiserv.  All such training aids and manuals remain the property of Fiserv.

(d)                                 Network Support Services.  At Client’s request, Fiserv shall provide Network Support Services (“Network Support Services”) consisting of design, installation coordination, continuous proactive communication line monitoring and diagnostic systems, and support personnel to discover, diagnose, repair, or report line problems to the appropriate telephone company.

3.             Fees for Fiserv Services.

(a)                                  General.  Client agrees to pay Fiserv the fees for the Fiserv Services specified in the Exhibits.  Fiserv shall not increase the fees presented in Exhibit A and identified as Variable “V” for the term of the Agreement.  Upon prior notification to Client, Fiserv may increase its fixed fees in excess of amounts listed in the Exhibits in the event that Fiserv implements major system enhancements to comply with changes in law, government regulation, or industry practices.  The cost of the enhancement will be recovered through a proportional increase in fixed fees across the Fiserv client base.  Processing fees shall be those host processing based fees for Services specifically excluding, but not limited to, out-of-pocket, pass-through, software licensing and equipment sale fees.  Unless expressly provided to the contrary in this Agreement, any fees herein do not include reasonable out-of-pocket expenses for any service or product requested by and provided to the Client.

(b)                                 CPI Adjustment.  Except as otherwise specified herein or in Exhibit A, Fiserv reserves the right to increase fees by the annual change in the U.S. Department of Labor Consumer Price Index (Consumer Price Index for All Urban Consumers (CPI-U): U. S. City Average).  Fiserv shall use the change in the published index for the previous twelve months to compute the percentage increase in computing the fee for the next twelve months.  The increase will not exceed [***] or the actual percentage increase in the CPI, whichever is less.

(c)                                  Additional Charges.  Fees for pass-through expenses, such as telephone, microfiche, courier, and other similar charges incurred by Fiserv on Client’s behalf shall be billed to Client at cost plus the applicable Fiserv service fee, such fee shall not exceed [***].  Fiserv shall charge a Service fee only with mutual agreement of Client.  Such pass-through expenses may be changed from time to time upon notification of a fee change from a vendor/provider.

(d)                                 Taxes.  Fiserv shall add to each invoice, and Client shall pay, any sales, use, excise, value added, and other taxes and duties however designated that are levied by any taxing authority relating to the Fiserv Services.  All such taxes collected by Fiserv shall be promptly remitted to the appropriate taxing authorities. In the event that Client wishes to challenge the applicability of any such tax or seek an abatement or rebate of amounts previously paid, Fiserv shall furnish Client with such assistance as Client may reasonably request.”   In no event shall Client be responsible for taxes based upon the net income of Fiserv.

(e)                                  Exclusions.  The charges and fees set forth in the Exhibits do not include, and Client shall be responsible for, furnishing transportation or transmission of information between the Fiserv data center, Client’s site or sites, and any applicable clearing house, regulatory agency, or Federal Reserve Bank.

(f)                                    Network Support Services.  Network Support Services shall be rendered from Fiserv premises.  Off-premise support will be provided upon Client’s request on an as available basis at the then-current Fiserv time and materials rates, plus reasonable travel and living expenses.

(g)                                 Payment Terms.  Fees for Fiserv Services are due and payable via ACH draft.  The invoice shall be mailed by the 10th day of each month to be received by Client no later than the 15th day of each month and will contain:

(i)                                     all fixed fees for the current month applicable to each Service and/or Product;

(ii)                                  all other fees calculable up to the date of invoice; and

(iii)                               sales or other taxes thereon.

On the last business day prior to the end of each month, Fiserv shall initiate a draft from a demand deposit account designated by Client in the total amount due on all Fiserv invoices to Client produced that month.  Client shall have 60 days from the date of invoice to notify Fiserv of a disputed amount, and Fiserv shall have 30 days from receipt of such notification to provide a response.  In the event that the parties ultimately agree that a credit is due to Client, such credit shall also include payment of interest to Client, at the then current prime interest rate, for the period between the date of the credit and the date the amount was originally debited.  In the event that there is [***] (i.e., a billing error of more than [***] of the invoiced amount) and such error is identified before the last business day of the month, Client shall notify Fiserv of the error and [***] claimed to be invoiced in error.

4.             Access to Fiserv Services.

(a)                                  Procedures.  Client agrees to comply with any regulatory requirements applicable to Client and with reasonable operating and access procedures for use of the Services established by Fiserv and furnished from time to time to Client.

(b)                                 Changes.  Fiserv continually reviews and modifies the Fiserv systems used in the delivery of the Services (“Fiserv System”) to improve service and to assist the Client with its compliance with government regulations, if any, applicable to the data and information utilized in providing Services.  Fiserv reserves the right to make changes in the Services, including but not limited to operating procedures, type of equipment or software resident at, and the location of Fiserv’s service center(s).  Fiserv will notify Client of any material change that affects Client’s normal operating procedures, reporting, or service costs prior to implementation of such change at least 60 days prior to any such change.

(c)                                  Communications Lines and Related Equipment.  Fiserv shall order, on Client’s behalf, the installation of appropriate data communication lines and communications equipment at the Fiserv data center to facilitate Client’s access to the Fiserv Services.  Client understands and agrees to pay such charges relating to the installation and use of data communications lines and communications equipment.  Except to the extent Fiserv shall provide Network Support Services to Client, Fiserv shall not be responsible for the reliability or continued availability of the telephone lines and/or communications equipment used to access the Fiserv Services.

(d)                                 Computer Terminals and Related Equipment.  Client shall obtain for its locations sufficient computer terminals and other equipment, approved by Fiserv and compatible with the Fiserv Services, to transmit and receive data between Client’s locations and the Fiserv data center.  Fiserv and Client may mutually agree to change the type of computer terminal and equipment used by Client.

5.             Client Obligations.

(a)                                  Input.  Client shall be solely responsible for the input, transmission, or delivery to and from Fiserv of all information and data required by Fiserv to perform the Services unless Client has retained Fiserv to handle such responsibilities.  The data shall be provided in a format and manner approved by Fiserv.  Client will provide at its own expense or procure from Fiserv all equipment, computer software, communication lines, and interface devices required to access the Fiserv System.  If Client has elected to provide such items itself, Fiserv reserves the right to charge Client its standard fee for certification of such items resulting from such election if they are not already certified as compatible with the Fiserv System.

(b)                                 Client Personnel.  Client shall designate appropriate Client personnel for training in the use of the Fiserv System, shall supply Fiserv with reasonable access to Client’s site during normal business hours for Conversion Services.  Fiserv and Client personnel shall cooperate in their performance of Services, including Conversion Services.

(c)                                  Use of Fiserv System.  Client shall (i) comply with any operating instructions on the use of the Fiserv System provided by Fiserv, (ii) review all reports furnished by Fiserv for accuracy, and (iii) work with Fiserv to reconcile any out of balance conditions.  Client shall determine and be responsible for the authenticity and accuracy of all information and data submitted to Fiserv.

(d)                                 Forms, Supplies, Etc.  Client shall furnish, or, if Fiserv agrees to so furnish, reimburse Fiserv for, any special forms or supplies applicable to the provision of Services.

(e)                                  Upon Termination or Expiration of Agreement.  In the event that Client requests Fiserv to retain Client files upon expiration or termination of this Agreement, Client shall be responsible to pay the fees due under this Agreement until Fiserv has received written notice to delete Client’s files from Fiserv’s host.  This provision shall survive the termination or expiration of this Agreement for any reason.

6.             Ownership and Confidentiality.

(a)                                  Definition.

(i)                                     Client Information.  “Client Information” means:  (A) confidential plans, customer lists, information, and other proprietary material of Client that is marked with a restrictive legend, or if not so marked with such legend or is disclosed orally, is identified as confidential at the time of disclosure (and written confirmation thereof is promptly provided to Fiserv); and (B) any information and data concerning the business and financial records of Client’s customers prepared by or for Fiserv, or accessed or used in any way by Fiserv in connection with the provision of Fiserv Services (whether or not any such information is marked with a restrictive legend).

(ii)                                  Fiserv Information. “Fiserv Information” means:  (A) confidential plans, information, research, development, trade secrets, business affairs (including that of any Fiserv client, supplier, or affiliate), and other proprietary material of Fiserv that is marked with a restrictive legend, or if not so marked with such legend or is disclosed orally, is identified as confidential at the time of disclosure (and written confirmation thereof is promptly provided to Client); and (B) Fiserv’s proprietary computer programs, including custom software modifications,  and all data, code, techniques, algorithms, methods, logic, architecture, and designs embodied or incorporated therein (whether or not any such information is marked with a restrictive legend).  Fiserv software documentation and training aids marked with a restrictive legend shall be considered as Fiserv Information within the context of this Section 6.

(iii)                               Information.  “Information” means Client Information and Fiserv Information.  No obligation of confidentiality applies to any Information that the receiving party (“Recipient”) (A) already possesses without obligation of confidentiality; (B) develops independently; or (C) rightfully receives without obligation of confidentiality from a third party.  No obligation of confidentiality applies to any Information that is, or becomes, publicly available without breach of this Agreement.

(b)                                 Obligations.  Recipient agrees to hold as confidential all Information it receives from the disclosing party (“Discloser”).  All Information shall remain the property of Discloser or its suppliers and licensors.  Information will be returned to Discloser at the termination or expiration of this Agreement.  Fiserv specifically agrees that it will not use any nonpublic personal information about Client’s customers in any manner prohibited by Title V of the Gramm-Leach-Bliley Act.  Recipient will use the same care and discretion to avoid disclosure of Information as it uses with its own similar information that it does not wish disclosed, but in no event less than a reasonable standard of care.  Recipient may disclose Information to (i) employees and employees of affiliates who have a need to know; and (ii) any other party, including contractors and employees of those contractors who have a need to know, with provided Recipient has received an executed non-disclosure agreement covering such party.  Before disclosure to any of the above parties, Recipient will have a written agreement with such party sufficient to require that party to treat Information in accordance with this Agreement.  Recipient may disclose Information to the extent required by law.  However, Recipient agrees to give Discloser prompt notice so that it may seek a protective order.  The provisions of this sub-section survive any termination or expiration of this Agreement.

(c)                                  Residuals.  Nothing contained in this Agreement shall restrict Recipient from the use of any ideas, concepts, know-how, or techniques contained in Information that are related to Recipient’s business activities (“Residuals”), provided that in so doing, Recipient does not breach its obligations under this Section.  However, this does not give Recipient the right to disclose the Residuals except as set forth elsewhere in this Agreement.

(d)                                 Fiserv System.  The Fiserv System contains information and computer software that is proprietary and confidential information of Fiserv, its suppliers, and licensors.  Client agrees not to attempt to circumvent the devices employed by Fiserv to prevent unauthorized access to the Fiserv System, including, but not limited to, alterations, decompiling, disassembling, modifications, and reverse engineering thereof.

(e)                                  Information Security.  Fiserv shall implement and maintain appropriate measures designed to meet the objectives and guideline establishing standards for safeguarding non-public Client customer information as adopted by any federal regulatory agencies having jurisdiction over Client’s affairs.

(f)                                    Confidentiality of this Agreement.  Fiserv and Client agree to keep confidential the prices, terms and conditions of this Agreement, without disclosure to third parties, except,  for disclosures as to which Client requests and receives prior written consent from Fiserv.

7.             Regulatory Agencies, Regulations and Legal Requirements.

(a)                                  Client Files.  The records maintained and produced for Client in the performance of this Agreement (“Client Files”) may be subject to examination by such Federal, State, or other governmental regulatory agencies as may have jurisdiction over the Client’s business to the same extent as such records would be subject if they were maintained by Client on its own premises.  Client agrees that Fiserv is authorized to give, and Fiserv agrees to provide, all reports, summaries, or information contained in or derived from the data in the possession of Fiserv relating to Client when formally requested to do so by an authorized regulatory or government agency.

(b)                                 Fiserv Compliance with Regulatory Requirements.  Fiserv shall maintain the Fiserv Services and make all necessary changes to the Fiserv System and Fiserv Services to comply with all applicable federal, state, and local regulations that relate to the Fiserv Services (the “Applicable Laws”).  Client agrees to notify Fiserv of changes in the Applicable Laws of which Client is aware.  Fiserv shall not charge Client for any work necessary to comply with any federal Applicable Law, but may charge Client [***] of any costs to comply with state or local Applicable Laws divided among any other Fiserv clients requesting such work.  Fiserv may request Client assistance regarding state and local Applicable Law interpretation and associated Fiserv Systems and Services change design and/or testing from time to time.  Such assistance shall be provided by Client without charge to Fiserv.

(c)                                  Client Compliance with Regulatory Requirements.  Client agrees to comply with applicable regulatory and legal requirements including without limitation:

(i)                                     submitting a copy of this Agreement to the appropriate regulatory agencies prior to the date Services commence;

(ii)                                  providing adequate notice to the appropriate regulatory agencies of the termination of this Agreement or any material changes in Services;

(iii)                               retaining records of its accounts as required by regulatory authorities;

(iv)                              obtaining and maintaining, at its own expense, any Fidelity Bond required by any regulatory or governmental agency; and

(v)                                 maintaining, at its own expense, such casualty and business interruption insurance coverage for loss of records from fire, disaster, or other causes, and taking such precautions regarding the same, as may be required by regulatory authorities.

8.             Warranties.

(a)                                  Fiserv Warranties.  Fiserv represents and warrants that:

(i)                                     (A) Fiserv will perform Client’s work accurately provided that Client supplies accurate data and follows the procedures described in all Fiserv documentation, notices, and advices which Fiserv has delivered to Client; and (B) Fiserv personnel will exercise due care in the provision of Services.  In the event of a processing or computational error caused by any Fiserv personnel, systems, or equipment, Fiserv shall correct the error and/or reprocess the affected report at no additional cost to Client and Client’s exclusive remedy for such error shall be recomputation of affected accounts or items.  Client agrees to supply Fiserv with a written request for correction of the error within 7 days after Client’s receipt of the work containing the error.  Work reprocessed due to errors in data supplied by Client, on Client’s behalf by a third party, or by Client’s failure to follow procedures set forth by Fiserv and provided to Client shall be billed to Client at the then current Fiserv time and material rates.

(ii)                                  It owns or has a license to furnish all equipment or software comprising the Fiserv System.  Fiserv shall indemnify Client and hold it harmless against any claim or action that alleges that the use of the Fiserv System infringes any patent, copyright, or other proprietary right of a third party enforceable in the United States.  Client agrees to notify Fiserv promptly of any such claim and grants to Fiserv the sole right to control the defense and disposition of all such claims.  Client shall provide Fiserv with reasonable cooperation and assistance in the defense of any such claim.

THE WARRANTIES STATED ABOVE ARE LIMITED WARRANTIES AND ARE THE ONLY WARRANTIES MADE BY FISERV.  FISERV DOES NOT MAKE, AND CLIENT HEREBY EXPRESSLY WAIVES, ALL OTHER WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.  THE STATED EXPRESS WARRANTIES ARE IN LIEU OF ALL LIABILITIES OR OBLIGATIONS OF FISERV FOR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, USE, OR PERFORMANCE OF FISERV SERVICES.

(b)                                 Client Warranties.  Client represents and warrants that: (A) no contractual obligations exist that would prevent Client from entering into this Agreement; (B) it has complied, or prior to commencement of services hereunder will comply, with all applicable regulatory requirements; and (C) it has requisite authority to execute, deliver, and perform this Agreement.  Client shall indemnify and hold harmless Fiserv, its officers, directors, employees, and affiliates against any claims or actions arising out of (1) the use by Client of the Fiserv System in a manner other than that provided in this Agreement or in the operating instructions supplied by Fiserv to Client and (2) any and all claims by third parties through Client arising out of the performance and non-performance of services by Fiserv, provided that the indemnity listed in clause (2) hereof shall not preclude Client’s recovery of direct damages pursuant to the terms and subject to the limitations of this Agreement.

9.             Limitation of Liability.

(a)                                  General.  IN NO EVENT SHALL FISERV BE LIABLE FOR LOSS OF GOODWILL, OR FOR SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES ARISING FROM CLIENT’S USE OF FISERV’S SERVICES, OR FISERV’S SUPPLY OF EQUIPMENT OR SOFTWARE, REGARDLESS OF WHETHER SUCH CLAIM ARISES IN TORT OR IN CONTRACT.  CLIENT MAY NOT ASSERT ANY CLAIM AGAINST FISERV MORE THAN 2 YEARS AFTER SUCH CLAIM ACCRUED.  EXCEPT AS RELATES TO FISERV’S OBLIGATIONS UNDER SECTIONS 6 OR 8(a)(ii), FISERV’S AGGREGATE LIABILITY FOR ANY AND ALL CAUSES OF ACTION RELATING TO SERVICES SHALL BE LIMITED TO THE PROCESSING FEES PAID BY CLIENT TO FISERV FOR THE SERVICES RESULTING IN SUCH LIABILITY IN THE [***]

MONTH PERIOD PRECEDING THE DATE THE CLAIM ACCRUED.  EXCEPT AS RELATES TO FISERV’S OBLIGATIONS UNDER SECTIONS 6 OR 8(a)(ii), FISERV’S AGGREGATE LIABILITY FOR A DEFAULT RELATING TO EQUIPMENT OR SOFTWARE SHALL BE LIMITED TO THE AMOUNT PAID FOR THE EQUIPMENT OR SOFTWARE.

(b)                                 Lost Records. If Client’s records or other data submitted for processing are lost or damaged as a result of any failure by Fiserv, its employees, or agents to exercise reasonable care to prevent such loss or damage, Fiserv’s liability on account of such loss or damages shall not exceed the reasonable cost of reproducing such records or data from exact duplicates thereof in Client’s possession.

10.           Disaster Recovery.

(a)                                  General.  Fiserv maintains a disaster recovery service plan (“Disaster Recovery Plan”) for each Service provided by Fiserv.  A “Disaster” shall mean any unplanned interruption of the operations of or inaccessibility to the Fiserv data center in which Fiserv, using reasonable judgment, requires relocation of processing to a primary recovery location.  Fiserv shall notify Client as soon as possible after it deems a service outage to be a Disaster.  Fiserv shall move the processing of Client’s standard on-line services to a primary recovery location as expeditiously as possible and shall coordinate the cut-over to back-up telecommunication facilities with the appropriate carriers.  Client shall maintain adequate records of all transactions during the period of service interruption and shall have personnel available to assist Fiserv in implementing the switchover to the primary recovery location.  During a Disaster, optional or on-request services shall be provided by Fiserv only to the extent adequate capacity exists at the primary recovery location and only after stabilizing the provision of base on-line services.  Fiserv has established a priority list for recovery of applications after a disaster.  Fiserv shall use its best efforts to recover the following applications within [***]:  Inquiry, CICS (CICS is a family of application servers and connectors that provides industrial-strength, online transaction management and connectivity for mission-critical applications), Central Reference File, Presentment System, Demand Deposits, ACH, Balance File, Retail Loans, Mortgage Banking System, Branch Automation, ATM, Remote Job Entry, Telephone Banking, and Overnight Investment.  Fiserv shall use its best efforts to recover the following applications within [***]:  Time Deposits, Customer Reporting System, and Commercial Loans.  Fiserv shall use its best efforts to recover the following applications within [***]:  General Ledger, Ledger Application Reconcilement, Online Collections, Account Reconcilement, Report Distributor, InformEnt, and Internet Banking if Client uses the Fiserv Internet Banking Disaster Recovery Program.

(b)                                 Data Communications.  Fiserv shall work with Client to establish a plan for alternative data communications in the event of a Disaster.  Client shall be responsible for the costs of these alternative data communications.

(c)                                  Disaster Recovery Test.  Fiserv shall test its Disaster Recovery Plan annually.  Client agrees to participate in and assist Fiserv with such test, if requested by Fiserv.  Test results will be made available to Client’s management, regulators, internal and external auditors, and Client’s insurance underwriters, upon request.

(d)                                 Client Plans.  Fiserv agrees to release the information necessary to allow Client to develop a disaster contingency plan that operates in concert with the Disaster Recovery Plan.

(e)                                  No Warranty.  Client understands and agrees that the Disaster Recovery Plan is designed to minimize, but not eliminate, risks associated with a Disaster affecting the Fiserv data center supplying the Services.  Fiserv does not warrant that service will be uninterrupted or error free in the event of a Disaster; no performance standards shall be applicable for the duration of a Disaster.  Client maintains responsibility for adopting a disaster recovery plan relating to disasters affecting Client’s facilities and for securing business interruption insurance or other insurance as necessary for Client’s protection.

(f)                                    Termination.  In the event a Disaster has occurred and continues for a period in excess of [***], and Fiserv fails to meet any of  the Service Level Commitments identified in Exhibit A-2 for [***] at a level that materially affects Client’s operations, Client may terminate this Agreement without fee or charge of any kind (other than Fiserv’s reasonable charges for deconversion) by written notice given during the continuation of the Disaster.

11.           Termination.

(a)                                  Material Breach.  Except as provided elsewhere in this Section 11, either party may terminate this Agreement in the event of a material breach by the other party not cured within [***] following written notice stating, with particularity and in reasonable detail, the nature of the claimed breach.

(b)                                 Failure to Pay.  In the event any invoice remains unpaid by Client [***] after its due date, or Client has deconverted any of its data from the Fiserv System without prior written consent from Fiserv, Fiserv, at its sole option, may terminate this Agreement and/or suspend Client’s access to and use of the Fiserv Services.  Any invoice submitted by Fiserv shall be deemed correct unless Client provides written notice to Fiserv within 60 days of the invoice date specifying the nature of the disagreement.

(c)                                  Remedies.  Remedies contained in this Section 11 are cumulative and are in addition to the other rights and remedies available to Fiserv under this Agreement, by law or otherwise.

(d)                                 Defaults.  If either party:

(i)                                     defaults  the payment of any sum of money due and fails to cure such breach in accordance with paragraph (b) of this section, if applicable;

(ii)                                  breaches this Agreement in any material respect or otherwise defaults in any material respect in the performance of any obligations and fails to cure such breach in accordance with paragraph (a) of this section; or

(iii)                               commits an act of bankruptcy or becomes the subject of any proceeding under the Bankruptcy Code or becomes insolvent or if any substantial part of the party’s property becomes subject to any levy, seizure, assignment, application, or sale for or by any creditor or governmental agency;

then, in any such event, the other party may, upon written notice, terminate this Agreement.  If termination is by Fiserv, then Fiserv shall be entitled to recover from Client as liquidated damages an amount equal to [***] and Fiserv [***] remaining to be made hereunder for the remaining term of this Agreement. Each party agrees to reimburse the other for any expenses the other may incur, including reasonable attorneys’ fees, in taking any of the foregoing actions.

(e)                                  Merger.  In the event of a sale of Client (assets or stock or merger between Client and another organization in which (A) Client is not the surviving organization or becomes a subsidiary of an existing bank holding company and (B) Client shall convert from the Fiserv Services directly to the surviving organization, Fiserv will allow an early termination of this Agreement upon the following terms and conditions:

(i)                                     Written notice must be given 6 months in advance, specifying the deconversion date;

(ii)                                  Fiserv may specify a deconversion date (not more than 30 days after the requested deconversion date), based on its previous commitments and work loads; and

(iii)                               Fiserv may charge a termination fee based on the remaining unused term of this Agreement, the amount to be determined by multiplying the Client’s average monthly invoice (using the three months immediately preceding the Fiserv receipt of written notice) by [***] times the remaining months of the term, plus any unamortized conversion fees or third party costs existing on the Fiserv books on the date of deconversion.

(f)                                    Early Termination.  If Client terminates this Agreement for any reason except a material breach on the part of Fiserv, in addition to any liquidated damages or termination fees described in this Section 11, Client shall repay [***] as follows:

(i)                                     If termination occurs during the initial calendar year of the Agreement, Client shall be invoiced for the [***].

(ii)                                  If termination occurs during the second calendar year of the Agreement, Client shall be invoiced [***] of the [***].

(iii)                               If termination occurs during the third, fourth, fifth, or sixth calendar years, Client shall be invoiced [***] of the [***].

(g)                                 Termination Fee not a Penalty.  Client understands and agrees that Fiserv losses incurred as a result of early termination of the Agreement would be difficult or impossible to calculate as of the effective date of termination since they will vary based on, among other things, the number of clients using the Fiserv System on the date the Agreement terminates. Accordingly, the termination fee amount represents Client’s agreement to pay and the Fiserv agreement to accept as liquidated damages (and not as a penalty) such amount for any such Client termination for merger.

(h)                                 Return of Data Files.  Upon expiration or termination of this Agreement, Fiserv shall furnish to Client such copies of Client’s data files (“Client Files”) as Client may request in the Fiserv standard machine readable format form along with such information and assistance as is reasonable and customary to enable Client to deconvert from the Fiserv System, provided, however, that Client consents and agrees and authorizes Fiserv to retain Client Files until (i) Fiserv has been paid in full ([***] which shall be held in escrow until Client’s data files have been released) for all Services provided hereunder through the date such Client Files are returned to Client, and has been paid any and all other amounts that are due or will become due under this Agreement, including, but not limited to, data communication lease obligations, if any; (ii) Fiserv has been paid its then standard rates for providing the services necessary to return such Client Files; (iii) if this Agreement is being terminated, Fiserv has been paid any applicable termination fee pursuant to subsection (c), or (d) above; and (iv) Client has returned to Fiserv all Fiserv Confidential Information if requested by Fiserv.  Unless directed by Client in writing to the contrary, Fiserv shall be permitted to destroy Client Files any time after 30 days from the final use of Client Files for processing.

(i)                                     Miscellaneous.  Client understands and agrees that Client is responsible for the deinstallation and return shipping of any Fiserv-owned equipment located on Client’s premises.  Prior to termination of this Agreement, Client shall promptly reimburse Fiserv for the cost of any preprinted statements, checks, or any other forms that Fiserv has prepared specifically for the Client and has on hand at the termination of this Agreement.

12.           Arbitration.

(a)                                  General.  Except with respect to disputes arising from a misappropriation or misuse of either party’s proprietary rights, any dispute or controversy arising out of this Agreement, or its interpretation, shall be submitted to and resolved exclusively by arbitration under the rules then prevailing of the American Arbitration Association, upon written notice of demand for arbitration by the party seeking arbitration, setting forth the specifics of the matter in controversy or the claim being made.  The arbitration shall be heard before an arbitrator mutually agreeable to the parties; provided, that if the parties cannot agree on the choice of an arbitrator within 10 days after the first party seeking arbitration has given written notice, then the arbitration shall be heard by 3 arbitrators, 1 chosen by each party and the third chosen by those 2 arbitrators.  The arbitrators will be selected from a panel of persons having experience with and knowledge of information technology and at least 1 of the arbitrators selected will be an attorney.  A hearing on the merits of all claims for which arbitration is sought by either party shall be commenced not later than 60 days from the date demand for arbitration is made by the first party seeking arbitration.  The arbitrator(s) must render a decision within 10 days after the conclusion of such hearing.  Any award in such arbitration shall be final and binding upon the parties and the judgment thereon may be entered in any court of competent jurisdiction.

(b)                                 Applicable Law.  The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. 1-16.  The arbitrators shall apply the substantive law of the Commonwealth of Massachusetts, without reference to provisions relating to conflict of laws.  The arbitrators shall not have the power to alter, modify, amend, add to, or subtract from any term or provision of this Agreement, nor to rule upon or grant any extension, renewal, or continuance of this Agreement.  The arbitrators shall have the authority to grant any legal remedy available had the parties submitted the dispute to a judicial proceeding.

(c)                                  Situs.  If arbitration is required to resolve any disputes between the parties, the proceedings to resolve the dispute shall be held in the Commonwealth of Massachusetts, or, in the alternative, Fiserv’s primary business location.

13.           Insurance.

(a)                                  Fiserv shall secure and maintain throughout the Term of this Agreement the following insurance coverage:

(i)                                     Commercial General Liability Insurance covering bodily injury and property damage with a minimum combined single limit of not less than $[***] per occurrence and $[***] general aggregate.

(ii)                                  Commercial Crime Insurance covering Fiserv and client for Employee Theft caused by Fiserv employees, and Computer Fraud, in an amount not less than $[***].

(iii)                               Workers Compensation insurance providing coverage pursuant to statutory requirements, and Employer’s Liability Insurance with minimum limits of $[***] per occurrence.

(iv)                              Commercial Automobile Liability Insurance, including owned, non-owned and hired liability coverage, with minimum combined bodily injury and property damage limits of $[***] per occurrence.

(v)                                 Commercial Umbrella Liability Insurance with minimum limits of $[***] per occurrence, with the liability insurance required under clauses (i), (iii), and (iv) above scheduled as underlying.

(b)                                 Upon written request, Fiserv shall furnish original certificates of insurance issued by authorized representative(s) of the insurance carrier(s) to Client as evidence of each foregoing coverage, and such certificate shall contain a clause requiring the insurer to give Client at least thirty (30) days prior written notice of any material change or cancellation of coverage specified therein.

14.                                 Audit.  Fiserv employs an internal auditor responsible for ensuring the integrity of its data processing environments and internal controls.  In addition, Fiserv provides for periodic independent SAS70 audits of its operations.  Fiserv shall provide Client with a copy of the audit of the Fiserv data center serving Client within a reasonable time after its completion.  Upon written request, Fiserv shall also provide a copy of such audit to the appropriate regulatory agencies, if any, having jurisdiction over Fiserv’s provision of Services hereunder.

15.           General.

(a)                                  Binding Agreement.  This Agreement is binding upon the parties and their respective successors and permitted assigns.  Neither this Agreement nor any interest may be sold, assigned, transferred, pledged or otherwise disposed of by Client, whether pursuant to change of control or otherwise, without the prior written consent of Fiserv.  Should this Agreement or any interest be sold, assigned, transferred, pledged or otherwise disposed of by Fiserv and, subsequently, the quality of the Fiserv Services provided to Client fails to comply with any provision of the Service Level Agreement provided in Section A-2 of the Agreement for 60 days, the Client may terminate the Agreement without fee or charge of any kind. Client agrees that Fiserv may subcontract any of the Services to be performed under this Agreement. Any such subcontractors shall be required to comply with all of the applicable terms and conditions of this Agreement.

(b)                                 Entire Agreement.  This Agreement, including its Exhibits, which are expressly incorporated herein by reference, constitutes the complete and exclusive statement of the agreement between the parties as to the subject matter hereof and supersedes all previous agreements with respect thereto.  Modifications of this Agreement must be in writing and signed by duly authorized representatives of the parties.  Each party hereby acknowledges that it has not entered into this Agreement in reliance upon any representation made by the other party not embodied herein.  In the event any of the provisions of any Addendum or Exhibit hereto are in conflict with any of the provisions of this Agreement, the terms and provisions of this Agreement shall control unless the Addendum or Exhibit in question expressly provides that its terms and provisions shall control.

(c)                                  Severability.  If any provision of this Agreement is held to be unenforceable or invalid, the other provisions shall continue in full force and effect.

(d)                                 Governing Law.  This Agreement will be governed by the substantive laws of the Commonwealth of Massachusetts, without reference to provisions relating to conflict of laws.  By entering into this Agreement, Fiserv agrees that the Office of Thrift Supervision, FDIC, or other regulatory agencies having authority over Client’s operations shall have the authority and responsibility provided to the regulatory agencies pursuant to the Bank Service Corporation Act, 12 U.S.C. 1867(C) relating to services performed by contract or otherwise. The United Nations Convention of Contracts for the International Sale of Goods shall not apply to this Agreement.

(e)                                  Force Majeure.  Neither party shall be responsible for delays or failures in performance resulting from acts reasonably beyond the control of that party.

(f)                                    Notices.  Any written notice required or permitted to be given hereunder shall be given by: (i) Registered or Certified Mail, Return Receipt Requested, postage prepaid; (ii) by confirmed facsimile; or (iii) by nationally recognized courier service to the other party at the addresses listed on the cover page or to such other address or person as a party may designate in writing.  All such notices shall be effective upon receipt.

(g)                                 No Waiver.  The failure of either party to insist on strict performance of any of the provisions hereunder shall not be construed as the waiver of any subsequent default of a similar nature.

(h)                                 Financial Statements.  Fiserv shall provide Client and the appropriate regulatory agencies who so require a copy of Fiserv, Inc.’s audited consolidated financial statements.

(i)                                     Prevailing Party.  The prevailing party in any arbitration, suit, or action brought against the other party to enforce the terms of this Agreement or any rights or obligations hereunder, shall be entitled to receive its reasonable costs, expenses, and attorneys’ fees of bringing such arbitration, suit, or action.

(j)                                     Survival.  All rights and obligations of the parties under this Agreement that, by their nature, do not terminate with the expiration or termination of this Agreement shall survive the expiration or termination of this Agreement.

(k)                                  Exclusivity.  Client agrees that Fiserv shall be the sole and exclusive provider of the Core Systems (defined as Demand Deposit, Time Deposit, Retail Loan, Commercial Loan, Mortgage Loan and Central Reference File) that are the subject matter of this Agreement.  Unless Client has previously delivered notice of termination or non-renewal of this Agreement to Fiserv, during the term of this Agreement, Client agrees not to enter into an agreement with any other entity to provide these services (or similar services) without

Fiserv’s prior written consent.  If Client acquires another entity, the exclusivity provided to Fiserv hereunder shall take effect with respect to such acquired entity as soon as practicable after termination of such acquired entity’s previously existing arrangement for these services.  If Client is acquired by another entity, the exclusivity provided to Fiserv hereunder shall apply with respect to the level or volume of these services provided immediately prior to the signing of the definitive acquisition agreement relating to such acquisition and shall continue with respect to the level or volume of these services until any termination or expiration of this Agreement.

(l)                                     Recruitment of Employees.  Each party agrees not to hire the other party’s employees during the term of this Agreement and for a period of 6 months after expiration or termination except with prior written consent of the other party.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date indicated below.

CompassBank		Fiserv Solutions, Inc.

By:	/s/ ARTHUR W. SHORT	By:	/s/ THOMAS J. GORMAN
Name:	Arthur W. Short	Name:	Thomas J. Gorman
Title:	Executive Vice-President/COO	Title:	President – Custom Outsourcing Solution
Date:	7/25/2002	Date:	7/28/02

Exhibit A - Account Processing Services

Client agrees with Fiserv as follows:

1.                                       Services.  Fiserv will provide Client and Client accepts the Account Processing Services (the “Account Processing Services”) specified in the Account Processing Services Fee Schedule attached as Exhibit A - 1 hereto marked with a “F” in the left margin, which represents that the Service is included in the Account Processing Services Fixed Monthly Fee.  Other Services therein shall be provided when requested by Client and accepted by Fiserv.

2.                                       Fees.  Fiserv will provide Client with the following Account Processing Services at the fees and prices indicated:

(a)                                  Fixed Monthly Fee.  For an Account Processing Services Fixed Monthly Fee of $[***], Fiserv agrees to provide and Client agrees to pay for the Services marked with an “F” in the left margin on Exhibit A - 1 of this Agreement.  All other Services provided hereunder shall be provided to the Client upon reasonable request at then current pricing and in accordance with this Agreement.  Fiserv will provide its variable services, as defined in Exhibit A-1, at prices that Fiserv charges generally to its client base.  The Client understands that the mix of services, volumes and other factors affect the price that Fiserv charges for its Variable Services.

(b)                                 Fee Adjustment Factors.  The delivery of the Services involves factors and risks that may increase the Fiserv cost of providing such Services.  Notwithstanding the foregoing, Fiserv agrees to limit increases in its fees for those Services included in the Account Processing Services Fixed Monthly Fee as follows:

(i)                                     Inflation:  Fiserv agrees not to increase the Account Processing Services Monthly Fees for inflation until [***].

(ii)                                  Volume Adjustment.  For volume related Account Processing Services Fixed Monthly Fee adjustments, Fiserv shall reprice the Account Processing Services Fixed Monthly Fee in accordance with the following:

A.                                   “Client Account Volumes” shall be defined as total open Deposit Accounts (Demand, Savings, and Time), and total open Retail Loan (Installment, Line of Credit) and Mortgage Loan volumes and Commercial Loan Notes.

B.                                     Proposed volumes (“Proposed Volumes”) are those Client Account Volumes that were used to compute the Account Processing Services Fixed Monthly Fee above.  In the first month following the conversion of any such Service, Fiserv shall validate Client’s Client Account Volumes as of the conversion (“Post Conversion Volumes”).  In the event that the Post Conversion Volumes exceed the Proposed Volumes, Fiserv shall reprice the Account Processing Services Fixed Monthly Fee by applying the per account charge presented below to Post Conversion Volumes.

C.                                     In the event that the Client acquires other financial institutions or branches or portfolios of accounts for which Fiserv will provide Account Processing Services, or elects to have Fiserv provide Account Processing Services to existing affiliates other than those contemplated by this Agreement, upon each such conversion Fiserv shall reprice the Account Processing Services Fixed Monthly Fee by applying the per account charge presented below to Post Conversion Volumes.

D.                                    Beginning [***] and upon completion of each calendar year throughout the term of this Agreement, Fiserv shall reprice the Account Processing Services Fixed Monthly Fee by applying the per account charge presented below to then current year end Client Account Volumes, adjusted for any inflationary increases applied as described above for all Client Account Volumes except for those Mortgages processing on the Fiserv MortgageServ System.

Client Account Volumes	Per Account Charge
[***]	[***]
[***]	$	[***]
[***]	$	[***]

E.                                      Beginning [***] and upon completion of each calendar year in which the Client Account Volumes exceed [***], Fiserv will calculate the current Mortgage Account Volumes and measure in the increase in volume against the Post Conversion Mortgage Account Volume.  The

Per Account Charge for each account that exceeds the Post Conversion Mortgage Account Volume will be $[***] per open Mortgage loan.

F.             Fiserv will provide the initial month of processing without billing for the Fixed Monthly Fee.

G.            Fiserv will provide processing in months [***] through [***] at a [***] Fixed Monthly Fee [***].

H.                                    In the event that Client and Fiserv determine that Client’s Mortgage Loan Portfolio can be converted to the Custom Outsourcing Solution Retail Loan System, Fiserv will [***] the Fixed Monthly Fee in the amount of $[***].

(c)           Conversion Fees.

(i)                                     Fiserv agrees to provide Conversion Services for a maximum fee of $[***] to be comprised of 2 pre-conversion site visits, writing conversion file specifications, producing conversion edits for review and verification by the Client, running conversion jobs, final live posting and 10 days of post-conversion training for core applications, browser access and the Fiserv Account Sales and Teller System.  If the scope of the project changes and requires additional Fiserv assistance, Client shall be billed standard professional services rates for the hours worked.  Out-of-pocket expense will be invoiced as incurred.  Additional support by Fiserv beyond those levels described above shall be billable to the Client at then current Fiserv personnel rates plus all reasonable out-of-pocket, pass-through or other third party expenses as incurred by Fiserv.

(ii)                                  In the event that the Client acquires other financial institutions or branches or portfolios of accounts for which Fiserv will provide Account Processing Services, or elects to have Fiserv provide Account Processing Services to existing affiliates other than the aforementioned, or elects to implement additional Account Processing Services under the terms and conditions of this Agreement, Fiserv agrees to provide Conversion Services for a fee of $[***] per account or $[***], whichever is greater,  plus reasonable out-of-pocket, pass-through or other third party expenses.

3.                                       Responsibility for Accounts.  Client shall be responsible for balancing its accounts each business day and notifying Fiserv immediately of any errors or discrepancies.  Provided that Client immediately notifies Fiserv of any discrepancy in Client’s accounts, Fiserv shall, at its expense, promptly recompute accounts affected by discrepancies solely caused by Fiserv computer or software systems or provide for another mutually agreeable resolution.  Fiserv will use its commercially reasonable efforts to correct errors attributable to Client or other third party servicers of Client.

4.                                       Reconstruction of Error Conditions.  Reconstruction of error conditions attributable to Client or to third parties acting on Client’s behalf will be done at prevailing rates as set forth in Exhibit A - 1.

5.                                       Major Software Enhancements and Custom Programming.  All major software enhancements and custom programming will be subject to additional charges for processing and development in accordance with Exhibit A - 1 and Exhibit G hereto, except those changes required by Federal regulation.

6.                                       Protection of Data.  For the purpose of compliance with applicable government regulations, Fiserv has developed an operations backup center.  Fiserv tests the procedure periodically to ensure the data center’s compliance.  Copies of transaction files are maintained by Fiserv off premises in secured vaults.

7.                                       Processing Priority.  Fiserv does not subscribe to any processing priority; all users receive equal processing consideration.

8.                                       Training Allowance.  Fiserv will grant Client an annual non-cumulative training allowance of 100 hours.  Training may be used for Core applications.  Travel and living expense of the Fiserv trainer or Client personnel will be the responsibility of Client.

Exhibit A - 1 Account Processing Services Fee Schedule

The following schedule identifies systems and services described within the scope of the Agreement to be included in the Fixed Monthly Fee.

Fixed Monthly Fee	System or Service
Account Analysis

F	Per Account
F	History Retention

Account Reconcilement

F	Per Item (Up to 5,000)
F	History Retention

Atchley Systems

F	Comply/CTR

Automated Clearinghouse

F	Receiving Transactions/Items
F	Origination Transactions/Items (Up to 10,000)
F	RJE Origination
F	PDMs (Company Processing)
F	Daily Transmissions (From ATM switches and/or Clearing Houses)
F	Automated Returns
F	Notification of Change
F	Direct Line Receiving from Fed
F	Direct Line Origination to Fed
F	Payroll Processing
F	Stop Payments/DNE
F	FEDI Receiving
F	EPA (Electronic Payment Authorization)

Audit Confirmation Reports

F	Implementation Charge
F	More Than 10% Confirmed
F	Less than 10% confirmed
F	Per request maximum

F	Automated Returns

Bulk Filing

F	Base
F	Per Transaction

Browser Based Host Access

F	Access Fee

Fixed Monthly Fee	System or Service
Central Marketing File

F	Standard Build
F	Special Options Build

Central Reference File

F	CRF Accounts (Alpha-Keys)
F	CRF Miscellaneous Accounts (Non-Fiserv Applications)

Combined Interest

F	Per Account (1099s and 1098s)
F	W-8/W-9
F	On-line Corrections
F	B-Notices

F	Commercial Loans

F	Credit Bureau Reporting

F	Custom Interfaces (Including Mailbox, [***]) (Up to 8)

Implementation
Incoming Transmissions
Outgoing Transmissions
[***] Internet Transmissions

Customer Reporting System

F	Delivery Point Bar Coding (DPBC)
F	Statement Zip Code Sort
F	Barcoding Notices

Deluxe One Network

F	Access

Demand Deposits

F	Transactions Processed
F	Account Maintenance
F	Interest Bearing Accounts
F	Current Day Transaction Access
F	History Retention:
- Seven Day
- Extended
F	Mutual Funds Sweep
F	Statement Zip Code Sort
F	Account Number Production
F	Overnight Investments

Fixed Monthly Fee	System or Service
Escrow Management

F	Rent Security
F	Principal / Escrow
F	IOLA Reporting

General Ledger

F	Base
F	Account Centers
F	Transactions
F	Budget:
- Current and Next Year Module
- Working Year Optional Selection
- Prior Year Optional Selection
F	Application Interface
F	Recurring Entries
F	Daily Custom Reports
Interface Custom Reports:
F	- Report Generation
F	Interface Extract
On-line System:
F	- Monthly Budget
F	- Transaction History
F	- Transaction Journal

F	Host Disaster Contingency Planning

F	Host/RJE Site Support

Maturity Analysis Reporting

F	Monthly Reporting
F	Quarterly Reporting
F	Downline Loading
F	MARSFLEX Sorting Criteria

F	On-line Collections

F	Presentment Items

Retail Loans

F	Open Accounts
F	Closed Accounts
F	Loan Interest Statements:
- Payoff statements
- Annual statements

Fixed Monthly Fee	System or Service
Retirement Planning

F	Accounts
F	Statements
F	W-2P, 1099R and 5498

F	Safe Deposit Box

F	Tape Creation (Up to 4)

F	Test Bank (Up to 5% of accounts)

Teller Support

F	Inquiry
F	Data capture/Truncation

F	Third Party Review

Time Deposits

F	Open Accounts
F	Draft Items
F	Closed Accounts
F	History Retention
F	Statement Zip Code Sort

F	View Direct

The following fee schedule identifies variably priced systems and services.  Client shall not be billed for any variable fee unless it has been mutually agreed that Client shall use such system or service.  Fees as described in the schedule below will not be changed for the term of the Agreement.  New services shall be added at a mutually agreed upon price.

Variable Monthly Fee	System or Service	Unit Price		Description
Account Reconcilement

V	Per Item	$	[***]	Per item/month for first 100,000 items after 5,000
		$	[***]	Per item/month for next 100,000 items
		$	[***]	Per item/month for next 100,000 items
		$	[***]	Per item/month for all items over 300,000

	Atchley Systems			Set-up and support fees subject to change based on vendor prices

V	Implementation Fee for Comply/Wire	$	[***]	One time per institution
V	Comply/Wire Only	$	[***]	Per month/institution

ATM Special Services
V	ATM Statement Print Services	$	[***]	One time per institution
		$	[***]	Per mini statement request
		$	[***]	Per full statement request
		$	[***]	Minimum per month
V	Balance File Transmissions	$	[***]	Per application/month
V	Overdraft Limit	$	[***]	One time implementation per institution

Automated Clearinghouse

V	Origination Transactions/Items	$	[***]	Per item/month over 15,000
		$	[***]	Per item/month 15,000 – 25,000
		$	[***]	Per item/month over 25,000
V	Tape Conversion	$	[***]	Per conversion
V	ATM/POS File Processing	$	[***]	Per implementation
V	FEDI Origination:
	- Customer Implementation	$	[***]	Per customer of institution
	- Customer Statement Implementation	$	[***]	Per customer of institution
	- Per Record	$	[***]	Per NACHA 7 record
		$	[***]	Minimum NACHA record charge per month
V	Risk	$	[***]	Implementation per institution
		$	[***]	Per month/institution
		$	[***]	Per company/month (Company Processing)

V	Backroom Systems Software	[***]		Contact Relationship Manager

	Central Marketing File			(All CMF pricing excludes tape charges)
V	Off-Cycle Build	$	[***]	Per run (other than scheduled cycle)

Variable Monthly Fee	System or Service	Unit Price		Description
Central Reference File

V	Address Labels	$	[***]	Per 1,000 accounts/ request
V	Alpha-Key Merge	$	[***]	Per request/institution
V	9-Digit Zip Code (ZIP+4)	$	[***]	Per 1,000 records one-time implementation
		$	[***]	Per 1,000 records/run
V	GEO Code	$	[***]	Per request/institution
		$	[***]	Per 1,000 records processed
V	Householding	$	[***]	One-time implementation for first user institution
		$	[***]	One-time implementation for each additional user institution
	—Monthly Processing	$	[***]	Per record/institution if volume 0 - 49,999
		$	[***]	Per record/institution if volume 50,000 - 99,999
		$	[***]	Per record/institution if volume 100,000 - 499,999
		$	[***]	Per record/institution if volume 500,000 - 999,999
		$	[***]	Per record/institution if volume 1,000,000 or more
		$	[***]	Minimum per institution/ month
	—Quarterly Processing	$	[***]	Per record/institution if volume 0 - 49,999
		$	[***]	Per record/institution if volume 50,000 - 99,999
		$	[***]	Per record/institution if volume 100,000 - 499,999
		$	[***]	Per record/institution if volume 500,000 - 999,999
		$	[***]	Per record/institution if volume 1,000,000 or more
		$	[***]	Minimum per institution/quarter
	—Composition Report	$	[***]	1 to 49,999 records / institution / request
		$	[***]	50,000 to 99,999 records/ institution / request
		$	[***]	100,000 to 499,999 records/ institution / request
		$	[***]	Over 500,000 records/ institution / request

	—Simulated Run			Implementation, Quarterly Processing and Composition Report Fees would apply per institution request

V	Consulting Services	[***]		Contact Relationship Manager

V	Coupon Books	[***]		Quoted by vendor

Variable Monthly Fee	System or Service	Unit Price		Description
V	Custom Interfaces (Including Mailbox, [***])			Over 8 per month Variable
	Implementation	$	[***]	Per recurring transmission site established Professional Services fees additional
	Incoming Transmissions	$	[***]	Per transmission if reformat required
		$	[***]	Maximum per month per custom interface
	Outgoing Transmissions	$	[***]	Per transmission
		$	[***]	Maximum per month per custom interface
	[***] Internet Transmissions	$	[***]	Implementation fee
		$	[***]	Monthly access per end point
	Federated Investors Interface	$	[***]	Implementation fee
		$	[***]	Monthly recurring. (Excludes applicable [***] Charges)

V	Data Communications	[***]		Circuits, equipment and network support - as quoted by / through vendors

V	Deconversion	$	[***]	Base per bank or branch(s being deconverted
		$	[***]	Per tape produced
		$	[***]	For production of wipe-off DD statements
Above rates exclude requested Fiserv professional services and out-of-pocket expenses)

Demand Deposits

V	Service Charge Routine Implementation (Post Conversion)	[***]		Professional services fees apply
V	Service Charge Routine Change (Post Conversion)	[***]		Professional services fees apply
V	Accrual Adjustment Program	$	[***]	Per request first day plus $50 each additional day after first day
V	Check Processing Descending Order	$	[***]	Implementation per institution
		$	[***]	Maximum per relationship

V	FAST Branch Automation	[***]		Contact Relationship Manager

General Ledger
Interface Custom Reports:
	-Report Implementation	$	[***]	Per report implementation requested
V	On-line System:
Transaction History:
		$	[***]	Per institution/month for 65 day history
V		$	[***]	Per institution/month for 90 day history
V
V	Internet Services	[***]		Contact Relationship Manager/See RBS Fee Schedule

Variable Monthly Fee	System or Service	Unit Price		Description
V	LiNX Message Service	$	[***]	One time per institution
	Implementation Fee	$	[***]	Minimum Per 3rd Party Channel. Prof Svcs Rates Apply
	Certification Fee	$	[***]	First 700,000 with a $1,000 minimum
	Transaction Fee	$	[***]	Above 700,000

V	Microfiche	$	[***]	Per original produced
		$	[***]	Per copy produced
		$	[***]	Hardcopy per frame requested

V	OFAC
	On-Demand Full File Scan Only	$	[***]	Annual Fee, Plus $300.00 per run
	On-Demand Request Full File Scan	$	[***]	Per run
	Daily All New Account Scan	$	[***]	Per month

Positive Pay
V	Implementation Fee	$	[***]	Per institution
V	Account Processing Fees	$	[***]	Per month/institution

V	Print/Rendering Services	[***]		Contact Relationship Manager

V	Professional Services

	Includes (but not limited to) custom programming (report and file creation, maintenance and fixes), and other Fiserv personnel assistance not covered by contract	$	[***]	Per hour
	Telecommunications - Design & Consulting	$	[***]	Per hour

V	Report Regeneration	$	[***]	Per request/month (first two requests free)

Reference Materials

V	CD-ROM:	[***]		Per institution per release
	—First Two	$	[***]	Per copy if preordered via annual subscription
	—Additional Copies	$	[***]	Per copy for ad hoc requests

V	Paper Manuals (products not on CD:)	$	[***]	Per manual per application
V	Repost Due to Client Error	[***]		Professional Services rates apply $2,000 minimum per incident
Retail Loans
V	Insurance Tape Creation	$	[***]	Per tape/vendor/application
V	Promotional Extensions	$	[***]	Base/execution
		$	[***]	Per account selected

V	Special Reports	$	[***]

Applies to any report not produced in the normal processing flow but which Fiserv has previously programmed.  Additional fees associated with the creation and generation of new special reports are described under Professional Services.

		$	[***]	Incremental for CRF access on special report

Variable Monthly Fee	System or Service	Unit Price		Description
V	Tape Creation	$	[***]	Per physical tape (or equivalent on alternative media)

V	Test Bank	$	[***]	Per account/month over 5 or 5,000 accounts

Time Deposits

V	Service Charge Routine Implementation (Post Conversion)	$	[***]	Per routine
V	Service Charge Routine Change (Post Conversion)	$	[***]	Per field changed
		$	[***]	Maximum per routine changed
V	Accrual Adjustment Program	$	[***]	Per request first day plus $50 each additional day after first day
V	Tape for Coupon Book Production	$	[***]	Per request ($200 for tape, $50 for special report, $50 for processing)
V	Remaining Term Penalty Calculation	$	[***]	One-time for implementation

Training

V	Fiserv Training Services (Post Conversion)	[***]		Contact Relationship Manager

Exhibit A — 2 Service Level Commitments

1.                                       Service Level Commitments.  For purposes of the service level commitment categories set forth below, the described services shall be deemed to be “available” to Client if the Fiserv computer system, including all hardware and software necessary to provide the Client with the Services contemplated by this Agreement, is functioning and able to accept and process all input contemplated by this Agreement from Client and necessary to provide the Services in question.  All service levels commitments shall be averaged over a calendar month and national holidays are excluded.

(a)                                  Response Time.  Fiserv shall provide response time for the central processor to receive an Inquiry transaction from the communications controller at the Fiserv data center, process that transaction and return the answer to the controller in less than [***] of the time from 8:00AM to 8:00PM Client Local Time (“CLT”), Monday through Saturday.

(b)                                 Report Availability.  Fiserv shall make available to the Client or other output distribution medium or product, critical reports for the Basic Services, no later than 7:00 AM CLT each business day or 10:00AM CLT if such business day falls on the first calendar day of the month (General Ledger an additional 2 hours in each case), provided the Client has completed transmission of the data to be used in generating such reports to Fiserv no later than 12:01AM CLT.  Fiserv shall provide such reports to the Client for each Basic Service in accordance with the above schedule at least [***] of the time.  The “Basic Services” are Demand Deposits, Savings, Time Deposits, Account Reconcilement, Retail Loans, Mortgage Loans, Commercial Loans and General Ledger.  The algorithm to calculate availability is:  [***] core applications multiplied by the number of processing days in a calendar month [***].

(c)                                  Teleprocessing Availability.  Fiserv shall make its teleprocessing services available to the Client at least [***] of the time from 8:00AM to Midnight CLT, Monday through Saturday, excluding overnight batch processing.

2.                                       Cure.  In the event that the Fiserv performance fails to meet the service level commitments set forth in this Section, the Client shall notify Fiserv in writing of such failure and shall work with Fiserv to specifically identify the problem.  If a deficiency is determined by the parties, Fiserv shall institute cure procedures.  If the deficiency is not cured within [***], Fiserv shall institute [***] of the Fixed Monthly Fee each month for each deficient service level commitment category until it is cured.  If any deficiency persists for [***] at a level [***], or (ii) recurs, once cured, more than [***] during any 12 month period, upon receipt by Fiserv of prior written notice, the Client may elect to terminate this Agreement, without the payment of liquidated damages or other termination charges, upon payment of any fees or sums due pursuant to this Agreement.  Fiserv agrees to cooperate with the Client to achieve the deconversion schedule.

Exhibit D - Mortgage Processing Services

Client agrees with Fiserv as follows:

1.                                       Services.  Fiserv will provide Client the Mortgage Loan Servicing Information Processing Services (hereinafter referred to as “Mortgage Servicing”) consisting of.

(a)                                  Online Services.  Inquire and update of Client data files maintained by Fiserv under this agreement from terminals located in Client’s offices.  The documentation describes the procedures for use of online services for Mortgage Servicing.

(b)                                 Reports.  Applicable reports based on Client’s usage according to the documentation will be transmitted to the Client.

(c)                                  Customer Service Telephone Support.  Telephone support will be available to obtain information and for the discussion of issues and problems.

2.                                       Fees.  Client shall pay Fiserv the fees and other charges for the Mortgage Servicing specified in Exhibit D-1 hereto.

3.                                       Hours of Operation.  The Mortgage Servicing will be available for use by Client between 8:00 AM and 11:00PM CLT (Client Local Time), Monday through Friday (excluding New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day).  The Fiserv system will be available for inquiry purposes 24 hours a day, Monday through Friday, except for a maintenance period of approximately 60 minutes per day during the hours of 12:00 midnight CLT and 6:00AM CLT, and available on Saturdays from 8:00AM through Midnight CLT, unless notified in advance by Fiserv that the system will be unavailable.

4.                                       Protection of Data.  Client’s data is copied to tape daily and sent to an off-site storage facility.

5.                                       Quality Control.  Critical business problems will be addressed by Fiserv immediately. Critical business problems are defined as those items that significantly impact or damage the Client’s business or prohibit business from occurring.  Critical business problems will be jointly defined and agreed upon as problems arise.  Fiserv will respond with a corrective action plan during the same business day to address the problem(s) being reported.

6.                                       Regulatory Changes.  Regulatory changes will be implemented on a timely schedule to correspond with the effective date of the regulation as jointly agreed between Fiserv and Client base, provided that Fiserv receives a minimum 6 month advance notification of regulatory change from the appropriate regulatory agency, with notice of proposed regulatory change being sufficient advance notification.

7.                                       Clients’ Group Membership.  Fiserv supports a formal Clients’ Group for Mortgage Processing clients.  The annual dues for support of the Clients’ Group are determined by their Advisory Board annually.  Current dues are $1,500 annually.  Membership in the Clients’ Group is mandatory.  Active participation on the Clients’ Group sub-committees is voluntary.  Voting privileges and the ability to submit suggestions for consideration by the Clients’ Group are contingent upon the payment of annual dues.  Funds collected will be placed in a checking account controlled by the Clients’ Group Advisory Board and will be used exclusively for the expenses of the Clients’ Group.  The annual fee is subject to change by the Clients’ Group Advisory Board.  Any change will be communicated by the Clients’ Group Advisory Board.  Fiserv does not receive any financial benefit from the Clients Group dues.

8.                                       Manuals.  One complete set of online documentation will be provided to Client free of charge. Client may purchase additional documentation at any time during the term of this Agreement at the then-current prices.

Exhibit D-1 Mortgage Processing Services and Fees

1.             Monthly Minimum Charge.  Included in the Account Processing Fixed Monthly Fee.

2.             Services included in the Account Processing Fixed Monthly Fee.

(a)                                  The following standard servicing requirements: FHA, VA, GNMA, FNMA, FHLMC, Tax Service, Credit Bureau, PMI Billing, Hazard Insurance Carrier, One Lockbox, Payment Documents, ACH, Stop File, Escrow Analysis, 13 Month Online History, Tape Handling, Year-End Data Tape, Force Place Insurance interface, Field Service, Default, Loss Mitigation, Collection, Payment Processing, Escrow and Customer Service Tracking, Construction Loan Subsystem, VRU Interface.

(b)                                 Post-Payoff, Satisfaction/Release, MERS, Laser Check Writer

3.             Pass-Through.

(a)                                  Services & Charges

(b)                                 ANSI X12 EDI VAN Charges

(c)                                  Microfiche

(d)                                 Postage

4.             Optional Services.

Service	Fee
Affiliate Servicing/Private Label PL$$	Each additional institution is $[***] per month
Asset/Liability Interfaces:
Fiserv IPS Sendero	$[***] per month
Other Systems	$[***] per month
Database Tape	$[***] per tape
Douglas Michael, BiSaver Interfaces, etc.	$[***] per run
Early Indicator Interface	$[***] per FHLMC loan
Hazard Insurance Outsourcing Interchange	$[***] per month - one or two way
Optional Insurance Update	$[***] per run
Optional Insurance Solicitation	$[***] per run
Power Dialer Download	[***]
Power Dialer Upload	$[***] per month
Report Writer	$[***] per run / $[***] per selected account
Risk Profiler Interface	$[***] per FNMA loan

Service	Fee
Secondary Marketing Interface	[***]
Secondary Marketing Warehouse	$[***] per month
Tax Outsourcing Interchange	$[***] per month – one or two way
Fiserv RF Spectrum	$[***] per month
Western Union EasyPay Interface	$[***] set-up / $[***] per month
24 Month Online History	$[***] per loan
36 Month Online History	$[***] per loan

Exhibit E - Purchase of Equipment Through Fiserv

Client agrees to purchase, and Fiserv agrees to sell, Equipment (as hereinafter defined) on the terms and subject to the conditions hereinafter set forth:

1.                                       Equipment and Fiserv Obligations.  Equipment, if any, being purchased through Fiserv shall be described in Exhibit E - 1 hereto, or in a signed order letter from Client to Fiserv specifying the quantity, type and price for the equipment desired, (the “Equipment”).  Client understands that Fiserv is acting as an independent sales organization representing each manufacturer or supplier (each, a “Manufacturer”) identified in Exhibit E - 1.  Client also understands and agrees that the ability of Fiserv to obtain the Equipment may be subject to availability and delays due to causes beyond the control of Fiserv.  Fiserv shall promptly place any orders submitted under this Agreement with each Manufacturer and shall, at Client’s direction, request expedited delivery whenever available.

2.                                       Delivery and Installation.

(a)                                  Delivery.  On Client’s behalf, Fiserv shall arrange for delivery of the Equipment to the site or sites (“Installation Site(s)”) designated by Client on or about the date (the “Delivery Date”) requested.  In the absence of shipping instructions, Fiserv shall select a common carrier on behalf of Client.  Client shall be responsible for appropriate property insurance for all equipment, whether Client-owned or Fiserv-owned, within Client’s premises.

(b)                                 Installation and Acceptance.  Fiserv shall arrange for the installation of the items of Equipment in consideration of the Installation Fees listed on Exhibit E - 1.  Client shall not perform any installation activities without the written consent of Fiserv.  Fiserv or its designee shall have full and free access to the Equipment and the Installation Site until installation is completed.  If a suitable installation environment is not provided by Client, then Fiserv shall be required to perform only as many normal installation procedures as it deems to be practicable within the available facilities.  Installation of Equipment will take place during normal Fiserv business hours, Monday through Friday, exclusive of Fiserv holidays, unless otherwise agreed by Fiserv.  The Equipment shall be deemed to have been accepted when it has passed either the Fiserv or the Manufacturer’s standard post-installation test procedures at the Installation Site.

(c)                                  Installation Environment.  Client shall provide a suitable installation environment for the Equipment as specified by Fiserv or its agents and any and all other specifications provided to Client by the Manufacturer or Fiserv.  Client shall also be responsible for furnishing all labor required for unpacking and placing each item of Equipment in the desired location for installation.  Client shall be responsible for physical planning including, but not limited to, floor planning, cable requirements, and safety requirements in accordance with the installation manual and any and all applicable building, electrical, or other codes, regulations, and requirements.  All such physical planning shall be completed on or before the delivery date for the Equipment.

(d)                                 Ongoing Maintenance.  Unless the parties agree otherwise, Fiserv shall not be responsible for the provision of any maintenance or repairs to the Equipment or of any parts or replacements for the Equipment.

3.                                       Shipment, Risk of Loss and Title to Equipment.  All prices shown on Exhibit E - 1 are F.O.B. at the Manufacturer’s plant.  All transportation, rigging, drayage, insurance, and other costs of delivery of the Equipment to the Installation Site shall be itemized on an invoice submitted to Client and shall be paid by Client.  Risk of loss shall pass to Client upon shipment.  Title to the Equipment shall remain with the Manufacturer until all payments for the Equipment have been made by Client and, until such time, Client agrees that it shall not sell, transfer, pledge, or otherwise dispose of the Equipment without the prior written consent of Fiserv.

4.                                       Security Interest.  Client grants Fiserv a security interest in all the Equipment and the proceeds thereof until the purchase price due Fiserv shall have been paid in full.  Client shall execute any instruments or documents Fiserv deems appropriate to protect the security interest and, in any event, this Agreement shall constitute a financing agreement within the meaning of Article 9 of the Uniform Commercial Code and a copy of this Agreement may be filed at any time after signature by Fiserv as a financing statement for that purpose.  In the event of default in payment or other breach by Client, Fiserv shall have all rights and remedies of a secured creditor upon default as provided by applicable law.  Fiserv shall, at its sole expense, file releases for any financing statements recorded pursuant to this Agreement promptly upon receipt of final payment.

5.                                       Warranties.  Fiserv warrants that Client will acquire good and clear title to the Equipment free and clear of all liens and encumbrances.  Fiserv hereby assigns to Client all warranties the Manufacturer has granted to Fiserv with respect to the Equipment as set forth on Exhibit E - 1.  Client hereby agrees to all of the terms and conditions applicable to those warranties and acknowledges that: (i) neither the Manufacturer nor Fiserv warrants that the use of the Equipment will be uninterrupted or error free; and (ii) Manufacturer’s warranties, and the assignment of such warranties by Fiserv to Client, shall not impose any liability on Fiserv due to the services or assistance provided to Client by Fiserv with respect thereto.

Exhibit E - 1 Equipment and Prices

1.                                       Payment Terms.  Payment for 100% of the costs for all Equipment or Software purchased hereunder is due and payable on placement of an order with a third party.

2.                                       Changes and Additions.  The Equipment configurations stated below are estimates and subject to change by mutual written agreement of Fiserv and Client. Any increase in fees for any third party equipment, software, or maintenance may result in an increase to Client as they are incurred by Fiserv.

3.                                       Equipment and Software.

(a)                                  Telecommunications.  The Network Agreement between Client and Fiserv dated as of February 28, 2002, is incorporated into this Exhibit by reference.

(b)                                 InformEnt.  Server configurations are based on current volumes provided for General Ledger, Customer, Loan, and Deposit accounts plus ancillary systems and channel transaction accounts.  An additional 15% per consecutive year volume growth and retention volume was also used for configuration purposes.

(i)                                     Warehouse Production Server. [***] is the centralized repository for corporate data.

Description	Quantity	Purchase		Annual Maintenance (3 Years Required)
[***], 4 CPU slots, 16 memory slots, 2 400 MHz CPUs, 2 GB of memory, 32x CD-ROM, 1.44 MB floppy, removable media bay, 10/100 Ethernet, 2 power supplies, [***] server license.	1	$	[***]	$	[***]
8 bay internal expansion kit	2	$	[***]	$	[***]
18.2 Gbyte 10K RPM	12	$	[***]	$	[***]
DLT7000-Based 280GB Autoloader	1	$	[***]	$	[***]
DLT Compact IV Tapes - 10 pack	2	$	[***]	$	[***]
DLT Cleaning Tapes-Package of 10	1	$	[***]	$	[***]
Host Bus Adapter	1	$	[***]	$	[***]
Fast Ethernet, 100BaseT	1	$	[***]	$	[***]
560W Power Supply	1	$	[***]	$	[***]
PGX32 Graphics Option	1	$	[***]	$	[***]
17-inch Entry Color Monitor	1	$	[***]	$	[***]
Type-6 Country Kit	1	$	[***]	$	[***]
Solstice Backup Media Kit	1	$	[***]	$	[***]
Solstice Backup Network Edition	1	$	[***]	$	[***]
Autochanger Software Module 1-8 slots	1	$	[***]	$	[***]
Client Pak for Windows NT	1	$	[***]	$	[***]
[***]	1	$	[***]	$	[***]
[***] Volume Manager license; license for workgroup servers	1	$	[***]	$	[***]
[***] Volume Manager [***] Base Package CD-ROM	1	$	[***]	$	[***]
Total Investment		$	[***]	$	[***]

(ii)                                  Delivery Server (2).  [***] — WEB-based dissemination of data and automated scheduling.

Description	Quantity	Purchase
[***], 550 MHz/1MB Cache (Dual Processor)	1	$	[***]
512MB, RAM, 4x128, RGT DIMMs	1	$	[***]
PERC2-DC RAID CARD, 128MB (Ext channel = 1, Int channel = 1) C5	1	$	[***]
C5 - RAID 5 on HD Backplane	1	$	[***]
8 Bay Splitable Hot Plug Backplane (1.0” drives only)	1	$	[***]
9.1 GB 1” SCSI Hard Drive, 10K RPM	3	$	[***]
Intel Pro 100+ NIC w/ Adaptive Load Balancing; Adeptec Fault Tolerance	1	$	[***]
Windows NT 4.0 configured as a member server	1	$	[***]
3.5”, 1.44 MB Floppy Drive	1	$	[***]
17/40X SCSI CD-ROM, #1, Black	1	$	[***]
Standard Windows Keyboard	1	$	[***]
Dell M570, 15” (13.8” VIS)	1	$	[***]
Logitec System Mouse	1	$	[***]
[***]	1	$	[***]
[***] Product	1	$	[***]
Subtotal		$	[***]
Quantity		2
Total Investment		$	[***]

(iii)                               Analysis Server.  [***] - provides the automation of financial reporting and what-if financial analysis daily at the transaction level on line.

Description	Quantity	Purchase
[***] Base	1	$	[***]
1.44MB, 3.5”, Floppy Drive, for [***] Servers	1	$	[***]
Microsoft NTS 4.0 on CD, 10 Client Access Licenses, OEM Packaging	1	$	[***]
Microsoft System Mouse with Driver Disks	1	$	[***]
On-Board NIC Only	1	$	[***]
17/40X,SCSI CD-ROM Internal, Black	1	$	[***]
Terminator Card	1	$	[***]
Hard Drive Configuration, RAID5	1	$	[***]
192MB SDRAM, 133MHz, 1 X 64MB, 1 X 128MB DIMMs	1	$	[***]
Uninterruptable Power Supply, 700V,Stand Alone, Adapter	1	$	[***]
1X6 Hard Drive Backplane	1	$	[***]
QuietKey Keyboard, 104 Key, 6 Pin	1	$	[***]
Redundant Power Supply	1	$	[***]
15” (13.8” Viewable) M570 Monitor	1	$	[***]
3 X 9GB LVD SCSI Hard Drives, 10000RPM	1	$	[***]
Embedded Raid w/Software	1	$	[***]
MAESTRO V6.01 SERVER MANT	1	$	[***]
MKS TOOLKIT SELECT V6.2 WIN95/98/NT SINGLE 01S00	1	$	[***]
[***]	1	$	[***]
[***]	1	$	[***]
Total Investment		$	[***]

(c)                                  Voice Response Unit.   Fiserv will provide the Flex-Phone Telephone Banking System, including [***].  The Base System described and priced is a 32 port Fone Tower, which is expandable to 96 ports.  Based on Client’s current call volume, one 16-port upgrade is included.

(i)                                     One-time Fees.  Installation and training includes 3 visits.  Travel and living expenses of installers and trainers will be billed as incurred.  Shipping and handling are not included in the one-time fee.

Description	One-Time Fee
Base System Purchase - includes IVR software licenses, telephony hardware, server and back-up tape drive, data interfaces	$	[***]
16 Port Upgrade	$	[***]
Installation and Training	$	[***]
Total Investment	$	[***]

(ii)                                  On-going Fees.  The following monthly fees will be billed.

Description	Monthly Fee
RealCare(1)	$	[***]
FlexCare(2) Includes 16 Port Upgrade	$	[***]
Total Monthly Fee	$	[***]

(1)  Support of the hardware components.

(2)  Support of software and interfaces.

Exhibit F Software Products

This is a License Agreement between Fiserv and Client.  Fiserv and Client agree that the terms and conditions set out in this License Agreement will apply to any Fiserv Licensed Program(s) materials offered hereunder.  Each license agreement subject to the terms of this Agreement shall be separately labeled as Exhibit F-n attached hereto.  By using the software described on each such Exhibit F-n, Client agrees to the terms and conditions contained in the license agreement.

1.             Definition of Terms.

(a)                                  ‘Computer System’ means the Hardware and manufacturer-supplied software identified in the Attachments hereto.

(b)                                 ‘Delivery Date’ means the date the software is first installed and configured properly, per the technical user documentation, in a designated location by either a Fiserv or Client representative.

(c)                                  Documentation’ means the documentation related to the Software specified on the Attachments hereto.

(d)                                 ‘Effective Date’ means the date this License and Service Agreement commences.

(e)                                  ‘Enhancements’ means modifications made to the Software that add program features or functions not originally within the Software as of the date of installation and that are provided upon payment of additional License Fees.  Fiserv reserves the right, in its reasonable discretion, to determine which changes are upgrades or separately priced enhancements.

(f)                                    ‘Hardware’ means the computer equipment identified on the Attachments hereto or in Exhibit E.

(g)                                 ‘Licensed Program(s) means licensed data processing program(s) consisting of a series of instructions or statements in machine-readable form, and any related licensed materials such as, but not limited to, system documentation, flow charts, logic diagrams, listings and operating instructions provided for use in connection with the Licensed Program(s).

(h)                                 ‘Location’ means any single location defined by Client.

(i)                                     ‘Maintenance Fee’ means the annual fee specified in the Attachments hereto.

(j)                                     ‘Maintenance Services’ means maintenance services described in the Attachments hereto. Maintenance Services are available only with respect to the current release of the Software.

(k)                                  ‘Non-conformity’ means a failure of the Software to perform substantially in accordance with functions described in the Fiserv documentation.

(l)                                     ‘Operational Support’ means optional Fiserv services available, at Client request, to support Client’s operation of the Software System.  Operational Support shall only be available to Clients receiving Maintenance Services.

(m)                               ‘Professional Service Fees’ means fees specified in the Attachments hereto or Exhibit A for professional services provided by Fiserv.

(n)                                 ‘Software’ means the standard, unmodified computer programs in object code, unless otherwise specified on the Attachments hereto, together with one set of Fiserv standard documentation.  Software does not include separate, independent, and stand-alone modules or subsystems that Client has developed and maintained without Fiserv assistance.

(o)                                 ‘Software System’ means the Software and Third Party Software.

(p)                                 ‘Third Party’ means any party other than Fiserv, Client, and their respective employees, agents, and subcontractors.

(q)                                 ‘Third Party Software’ means software provided by Fiserv that is owned or licensed by Third Parties as identified on the Attachments hereto.

(r)                                    ‘Total License Fee’ means the total sum specified in the Attachments hereto for the Software System.  Any fees for modifications, enhancements, upgrades, or additions to the Software are excluded from this License and Service Agreement unless otherwise specified.

(s)                                  ‘Upgrades’ means changes made to maintain compatibility with new system software releases or to improve previously existing features and operations within the Software.  This primarily includes program fixes to the Software.

(f)                                    ‘Use’ means copying or loading any portion of the Software System from storage units or media into any equipment for the processing of data by the Software System, or the operation of any procedure or machine instruction utilizing any portion of either the computer program or instructional material supplied with the Software System at the Location.  Use is limited to type of operations described in Fiserv documentation solely to process Client’s own work.  Use specifically excludes any service bureau or time-share services to Third Parties without prior written consent by Fiserv and payment by Client of additional fees in accordance with mutually agreed terms.

2.             Term.

(a)                                  License Term.  The term of the License grant shall begin on the Effective Date and shall continue co-terminous with the Agreement.

(b)                                 Maintenance Term.  The term for Maintenance Services shall begin upon the date Client first uses the License and shall continue co-terminous with the Agreement.

3.             License.

(a)                                  Fiserv agrees to furnish the Software System to Client and does hereby grant to Client a personal, non-exclusive, nontransferable License to Use the Software System at the Location on the designated Computer System and on the number of workstations shown on the Exhibits and Attachments for the Term of this Agreement.

(b)                                 Client may change the Location in the event Client transfers its data processing department to a new location within the same country.  Client will provide Fiserv with 60 days advance notice of any proposed transfer of operations.  Assistance by Fiserv related to the transfer shall be chargeable at the Fiserv then current professional service rates.  Client shall reimburse Fiserv for any travel and living expenses associated with such assistance by Fiserv related to such transfer.

(c)                                  Fiserv prohibits the copying of any portions of the Software System except that Client may copy reasonable quantities of any standard end user documentation; and may copy machine language code, in whole or in part, in reasonable quantities, in printed or electronic form, for use by Client at the Location for archive, back-up, or emergency restart purposes, or to replace copy made on defective media.  The original, and any copies of the Software, or any part thereof, shall be the property of Fiserv.

(d)                                 Client shall maintain and use any such copies and the original at the Location and one Client archive site in the same country and one disaster recovery site, if applicable.  Client may transport or transmit a copy of the Software System from the Location or the Archive Site to another location in the same country as the Location for back-up use when required by Computer System malfunction, provided that the copy or original is destroyed or returned to the Location or Archive Site when the malfunction is corrected.  Client shall reproduce and include the Fiserv copyright and other proprietary notices on all copies, in whole or in part, in any form, of the Software System made as specified herein.

(e)                                  Client shall not decompile, disassemble, or otherwise reverse engineer the Software System.

(f)                                    Third Party Software is provided to Client under the following supplemental terms:

(i)                                     Use of Third Party Software shall be restricted to use as part of the Software System.

(ii)                                  Fiserv and Third Party Software owners shall not be liable for any damages, whether direct, indirect, incidental, or consequential arising from the use of the Third Party Software.

(iii)                               Publication of benchmark tests of Third Party Software is permitted only in a writing signed by an authorized officer of Fiserv and the Third Party Software owner.

(iv)                              Third Party Software owners are hereby designated as third party beneficiaries of this License and Service Agreement as it relates to their software.

(v)                                 Third Party Software is not specifically developed, or licensed for use in any nuclear, aviation, mass transit, or medical application or in any inherently dangerous applications.  Third Party Software owners and Fiserv shall not be liable for any claims or damages arising from such use if Client uses the Software System for such applications.

(g)                                 Client shall obtain and maintain at its own expense such data processing and communications equipment and supplies as may be necessary or appropriate to facilitate the proper use of the Software System.  Any equipment obtained through Fiserv under this Agreement shall be obtained in accordance with Exhibit E.

4.             Maintenance Services Terms.

(a)                                  Fiserv will provide the following maintenance services to Client:

(i)                                     Telephone support for reasonable operator support will be provided at the Fiserv then standard Professional Service Fees.

(ii)                                  On-site support, when requested by Client, will be provided at the Fiserv then standard Professional Service Fees.

(iii)                               Software program fixes to correct Software Non-conformities for the current and most recently superceded releases will be provided within a reasonable period of time upon notice by Client.  Client agrees to provide Fiserv with reasonable assistance and information in connection therewith.

(iv)                              Software updates will be provided to Client.  Upon Client request, Fiserv will install such updates at the Fiserv then standard Professional Service Fees.

(v)                                 Training for updates may be offered to Client at the Fiserv standard Professional Service Fees.  If such training is conducted at the Location or other Client site, Client agrees to reimburse Fiserv for its reasonable travel and out-of-pocket expenses.

(b)                                 Fiserv may utilize remote diagnostic software and dial-up telephone lines in providing these services.  Client shall cooperate and assist Fiserv to expedite resolution of all Non-conformities.

(c)                                  Should the Fiserv review of a Non-conformity indicate that the Non-conformity is a software defect, Fiserv shall use commercially reasonable efforts to make corrections and will provide a plan, including dates, for correction of any such Non-conformity.  In the event Fiserv is unable to correct a Non-conformity to the Client’s satisfaction and Client elects to discontinue use of the System as a direct result of the error only, Fiserv will refund the purchase price of the System minus [***] for each year Client has used the System.

(d)                                 Should the Fiserv review of the Non-conformity indicate, in Fiserv’s reasonable opinion, that the reported problem is not a defect in the Software but is due to other problems including, but not limited to, input not in accordance with specifications, Client’s abuse or misuse of the Software System, or by a modification or addition to the Software System not performed by Fiserv, or by Client’s failure to properly maintain the Computer System or to install the required system software release as instructed by Fiserv, then.

(i)                                     Client agrees to reimburse Fiserv for the related costs of work performed by Fiserv in investigating the problem at the Fiserv then standard Professional Service Fees, and

(ii)                                  Fiserv, at Client’s request, shall advise Client whether Fiserv can correct or assist in resolving such problem, and the terms under which Fiserv shall undertake the same.  Upon written acceptance by Client, Fiserv shall correct or assist in resolving the problem in accordance with such terms.

(e)                                  Maintenance Fees shall be subject to annual increases no greater than [***] and shall also be subject to increase following delivery of Enhancements, new versions of, or modifications or additions to the Software System, and changes in the Computer System.  Increases in maintenance due to the delivery of Enhancements, modifications or additions to the Software System and changes in the Computer System shall reasonably relate to the scope and scale of the Enhancement, modification, addition, or change.

(f)                                    Network-related problems are not covered under the Fiserv Maintenance Service.  In the event Fiserv does provide such service, Client agrees to pay the Fiserv then standard Professional Service Fees.

(g)                                 Maintenance services in addition to those specified in this Section may be made available at the Fiserv then standard Professional Service Fees on a mutually agreed schedule.

5.                                       Support.  Fiserv agrees it is obligated to maintain support.

6.                                       Use of and Rights to the Fiserv Work Product.  All information, reports, studies, object or source code, flow charts, diagrams, and other tangible or intangible material of any nature whatsoever produced by or as a result of any of the services performed hereunder by Fiserv or jointly with Client, shall be the sole and exclusive property of Fiserv or its corporate parent.  Client shall be entitled to Use all such work product produced by Fiserv in accordance with the terms and conditions of this License and Service Agreement.  Notwithstanding the foregoing, in no event shall Fiserv be deemed to own any Client Confidential Information or other data relating to Client or its customers.

7.                                       Delivery and Acceptance.  Fiserv agrees to deliver the Software System and Hardware to the Location indicated by Client.  The Software System and Hardware shall be deemed accepted by Client once Fiserv has provided certification by the manufacturer or Fiserv of the Computer System’s operability and Client has agreed to such acceptance, which will not be unreasonably withheld.

8.                                       Payment.

(a)                                  The License, Support Services, and Maintenance charges applicable to each Licensed Program are specified in the Exhibits and Attachments.

(b)                                 The Total License Fee shall be invoiced upon execution of this Agreement or a Purchase Order, depending upon the timing and intent to purchase.

(c)                                  Maintenance and Support Services charges shall be invoiced 30 days in advance of each Maintenance or Support Services fee period.  Initial Fees are prorated and billed for the current calendar year at the time of purchase.  Annual fees for subsequent years are due annually in December for the upcoming period covered.

(d)                                 Professional Services Fees shall be invoiced upon execution of the License Agreement or Purchase Order, depending upon the timing and intent to purchase, and in accordance with the terms and conditions specified in the Exhibits and Attachments.

(e)                                  Client is licensed to operate the Licensed Program(s) for the number of workstations shown on the Exhibits and Attachments.  If Client adds workstations, the parties will complete an additional Attachment to reflect the upgraded license and support services charges.

(f)                                    Client agrees to pay the actual and reasonable travel and living expenses of any employees of Fiserv and its contractors who render services at either the Location or any other Client site in connection with the activities described in this Exhibit.  All expenses shall be itemized on invoices submitted by Fiserv.

(g)                                 Any shipping or telecommunications charges required for the implementation or maintenance of Licensed Software or Services are the responsibility of the Client.

9.                                       Rescheduling.  If Client is unable to provide access to required facilities or personnel or is unable to meet its tasks assigned to it in a timely manner, Fiserv will try to reschedule tasks to minimize the non-productive time arising.  All such non-productive time is chargeable to Client.  If such non-productive time is expected to be significant, Fiserv will try to reassign its personnel to other suitable work.  In such event, Client will not be charged for the time personnel were reassigned.  If Client provides 30 days written notice of its intent to reschedule tasks, Client shall not be billed a fee for non-productive time.

10.                                 Warranties.  Fiserv warrants that the Software will perform in accordance with its functional specifications when operated in the specified operating environment as described in the Documentation.  Fiserv will provide replacements or corrections to the Software that does not so perform where such failure is material, provided Fiserv is notified in writing.  This warranty shall not apply if the problem is caused by unauthorized modification to the Software System, use of the Software System in combination with non-Fiserv provided software, or by incorrect Use.  Client acknowledges that the Software System is designed to operate on the Computer System and that the warranties given by Fiserv are conditional upon the procurement and maintenance by Client of the Computer System in accordance with the then current specified configuration.  Fiserv agrees to pass through any warranties to Third Party Software and/or hardware to Client.

THE WARRANTIES STATED ABOVE ARE LIMITED WARRANTIES AND ARE THE ONLY WARRANTIES MADE BY FISERV.  FISERV DOES NOT MAKE, AND CLIENT HEREBY EXPRESSLY WAIVES, ALL OTHER WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.  THE STATED EXPRESS WARRANTIES ARE IN LIEU OF ALL LIABILITIES OR OBLIGATIONS OF FISERV FOR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, USE, OR PERFORMANCE OF THE SOFTWARE SYSTEM.

11.                                 Indemnity.

(a)                                  Fiserv shall indemnify Client and hold it harmless against any claim or action that alleges that the use of the Fiserv System infringes any patent, copyright, or other proprietary right of a third party enforceable in the United States.  Client agrees to notify Fiserv promptly of any such claim and grants to Fiserv the sole right to control the defense and disposition of all such claims.  Client shall provide Fiserv with reasonable cooperation and assistance in the defense of any such claim.

(b)                                 If, as a result of any claim or action alleging Use of the Software infringes a patent, copyright, or other proprietary right of a third party enforceable in the Location, Fiserv or Client is permanently enjoined from using the Software by a final, non-appealable decree, Fiserv, at its sole option and expense, may (i) procure for Client the right to continue to use the Software or (ii) provide a replacement or modification for the Software so as to settle such claim.  If none of the foregoing options are reasonably practical and  modification of the Software is also not reasonably practical in Fiserv’s sole opinion, Fiserv shall discontinue and terminate this License upon written notice to Client and shall refund to Client all license fees paid to Fiserv under this Agreement.  In making this determination, Fiserv will give due consideration to all factors, including financial expense and will use its best efforts to procure for the Client the right to continue to use the software.

(c)                                  Fiserv shall have no liability for any claim based upon (i) use of any part of the Software System in combination with materials or software not provided by Fiserv; or (ii) modifications made by Client or any Third Party.

12.                                 Title.

(a)                                  Nothing in this License and Service Agreement shall convey to Client any title to or any rights in the Software System, including but not limited to all proprietary rights or ownership of any modifications.  Client’s sole right in relation to the Software System or any modification is Use of the same in accordance with the terms and conditions of this License and Service Agreement.

(b)                                 The Software System and all modifications, enhancements, or upgrades made thereto, and all patents, copyrights, or other proprietary rights related to each of the above are the sole and exclusive property of Fiserv or its suppliers, whether made by Fiserv, Client, or any of their employees or agents.  Client shall execute documents reasonably required by Fiserv to perfect such rights.

13.           Non-Disclosure.

(a)                                  Upon prior notification by Fiserv, Client shall permit the Fiserv authorized representatives at all reasonable times during Client’s normal hours of operation to audit Client’s Use at the Location to determine that the provisions of this Exhibit are being faithfully performed.  For that purpose, Fiserv shall be entitled to enter into any of Client’s premises and Client hereby irrevocably grants authority to Fiserv and authorized representative to enter such premises for such purpose.  Any such audit shall be conducted in such a manner as to minimize the disruption to Client’s business and/or the Use of the Software System.

(b)                                 Client shall promptly notify Fiserv if it becomes aware of any breach of confidence relating to the Software System or other Fiserv proprietary information and give Fiserv all reasonable assistance in connection with the Fiserv investigation of same.

14.                                 Termination.  If the defaulting party has not cured an event of default described in Section 15 below  within 60 days of receipt of a written notice from the non-defaulting party stating, with particularity and in reasonable detail, the nature of the claimed default, the non-defaulting party may terminate this Licensing Agreement.  Upon termination, Client shall deliver the Licensed Program(s) and all related materials at Client’s expense, to a location designated by Fiserv.  Client shall certify to Fiserv in writing that the Licensed Program(s) is not in use and after termination, Fiserv shall have no further obligation to the Client.

15.                                 Default. Client agrees that, upon the occurrence of any actual or threatened breach by Client of the restrictions upon the use, sale, transfer, or disclosure of the Licensed Program(s), Fiserv will suffer irreparable harm, that monetary damages alone shall not be a sufficient remedy, and that Fiserv shall be entitled to injunctive or other equitable relief as may be deemed proper or necessary by a court of competent jurisdiction, in addition to Fiserv’s other rights herein.

Exhibit F-1 InformEnt® License and Service Agreement

Client agrees with Fiserv as follows:

1.                                       Professional Services Terms.

(a)                                  Professional Services Fees.  Fiserv agrees to provide Client with access to the Fiserv professional personnel at the rates identified in the Professional Services Fee table in Schedule 2 and in accordance with the terms and conditions set forth herein.

(b)                                 Business Requirements List.  Client shall provide Fiserv with all necessary information concerning Client’s requirements.  Fiserv shall review and suggest revisions to such Business Requirements List on a timely basis.  The parties shall mutually agree in writing the final Business Requirements List for any such project.

(c)                                  Functional Specifications.  Any modifications to the Software or other professional service deliverables shall be based on specifications created by Fiserv and approved by Client as provided below:

(i)                                     Fiserv shall develop Functional Specifications based on the Business Requirements List for Client’s written approval.  Fiserv shall not be obligated to perform any further development work until the Functional Specifications are approved in writing by Client, which approval shall not be unreasonably withheld or unduly delayed.

(ii)                                  Modifications, changes, enhancements, conversions, upgrades, or additions to the agreed upon work shall be added only upon mutual written agreement.  In the event the parties agree to add any such items, the Functional Specifications and applicable Project Plan shall automatically be modified to the extent necessary to allow for the implementation or provision of the items.

(d)                                 Project Plan.  Fiserv shall develop a Project Plan for each modification to the Software or other professional service deliverables based on the Functional Specifications.  Each such Project Plan shall contain a listing of the nature and timing of tasks for the project, some of which are to be performed by Fiserv and some by Client.  Modifications and changes to the Project Plan shall be only by mutual written agreement of the parties.

(e)                                  Acceptance.  The Software modifications shall be deemed accepted by Client by the live operation and use of the modified Software in Client’s business for a period of [***], unless Client has notified Fiserv of Non-conformities as provided below.  Client agrees promptly to notify Fiserv in writing (and with reasonable particularity) upon conclusion of the acceptance test or earlier upon discovery of any specification Non-conformities disclosed by such testing or use.  Fiserv shall correct any specification Non-conformities disclosed by such testing without further charge to Client within a reasonable time of Client’s notice for Fiserv-developed Software modifications.

(f)                                    Operational Support. Fiserv will provide Operational Support at the rates specified in Schedule 2. Operational Support may include the following services:

(i)                                     Server System Administration

(ii)                                  Database Administration

(iii)                               InformEnt Administration

2.                                       Performance.

(a)                                  Client shall give Fiserv full access to the Location, the Software System, and the Computer System to enable Fiserv to provide Services and shall make available information, facilities, and services reasonably required by Fiserv for the performance of its obligations under this Exhibit, subject to Client’s security policies and procedures.

(b)                                 Work in determining the nature of any problem or in making corrections, amendments, or additions to the Software System may be carried out at the Fiserv site or at the Location at the discretion of Fiserv.

(c)                                  Client agrees to maintain the Computer System, Software System, and Third Party Software in accordance with the Fiserv then current specified minimum configuration during the term of this Agreement, or contract with Fiserv to so provide.

Schedule 1:  Software System and Documentation

1.                                       Software.

(a)                                  Financial Services Model Full-Use Server Software

(b)                                 Warehouse Architect Run-Time Server Software

(c)                                  Warehouse Process Manager Run-Time Server Software

(d)                                 Process Manager Scheduler Bundle Server Software

(e)                                  PowerShare Client Software

(f)                                    KnowledgeShare Client Software

(g)                                 Financial Management Business Application

(h)                                 Customer Data Quality Suite Business Application

2.                                       Documentation.  InformEnt User Manuals and Windows Help files.

3.                                       Location.

CompassBank

One Compass Place

New Bedford, MA  02740

508-984-6180

4.                                       Third Party Software.

(a)                                  [***] Client – Run-time License with 5 Concurrent Ports

(b)                                 [***] Spreadsheet Toolkit – Per Run-time [***] Client

(c)                                  [***], Processor License – Application Specific

Schedule 2:  Fees and Charges

1.                                       Software Fee.

(a)                                  Client Software.  Client may take ownership of Client Software licenses as required, and license invoicing will occur based upon ownership.

InformEnt Client Module	User Type	License Type	Quantity	Unit License		Extended License
PowerShare	Admin	Per Client Seat	2	$	[***]	$	[***]
PowerShare	Steward	Per Client Seat	3	$	[***]	$	[***]
KnowledgeShare	Author	Per Client Seat	0	$	[***]	$	[***]
KnowledgeShare (Requires PMWS)	Analyzer	Per Client Seat	15	$	[***]	$	[***]
KnowledgeShare (Requires PMWS)	Viewer	Per Client Seat	30	$	[***]	$	[***]
Total			50			$	[***]

(b)                                 Server Software.

InformEnt Server Module	User Type	License Type	Quantity	Unit License		Extended License
Financial Services Model	Base	Per WP Server	1	$	[***]	$	[***]
Process Manager Scheduler Bundle	Base & Browser Scheduler	Per Server	1	$	[***]	$	[***]
Total						$	[***]

(c)                                  Business Applications.

InformEnt Business Application	Prerequisite	License Type	License Fee
Financial Management	KnowledgeShare, [***]	Per InformEnt Site	$	[***]
Customer Data Quality	COS Financial Services Data Model	Per InformEnt Site	$	[***]

(i)                                     Customer Data Quality Suite.  Client shall be subject to annual volume audit adjustments based on increases in Client’s number of active customers. An active customer is defined as any unique name and address record for either a Client’s customer, prospect or legal entity stored in Client’s InformEnt that is associated with one or more active product accounts or is an active primary customer.  The Client’s initial Base Account volumes shall be defined as [***] active customers.  Upon completion of each calendar year where Client has not terminated use of the Customer Data Quality Suite, Fiserv shall complete an audit to determine the Client’s applicable net increase in active customers as stored in the InformEnt Data Warehouse as of the then-current year-end to Client’s Base account volumes.  As the number of active customers grows into the next range band, payment is required for the net difference between the new range fee as identified during annual audit process and total license fees previously paid.  Initial license fees for above Software will be invoiced upon execution of this Agreement.  License fees terms for future purchases of above Software at Fiserv’s then current prices will be invoiced upon written request by to Fiserv from Client.  The Customer Data Cleansing suite software license fee is based upon band ranges of active customer records.

Client Active Customers	One-time License Fee
[***] – [***]	$	[***]
[***] – [***]	$	[***]
[***] – [***]	$	[***]
[***] – [***]	$	[***]
[***]	[***]

2.             Third Party Software Fees.

Third Party Software Module	License Type	Qty	Unit License		Extended License
[***] Spreadsheet Toolkit	Per Run-time [***] Client	1	$	[***]	$	[***]
[***] Client – RT COS	5 Run-time Concurrent Ports	1	$	[***]	$	[***]
[***], Processor License, Application Specific	Per Processor, Standard Edition, Application Specific	2	$	[***]	$	[***]
Total Third-Party Software					$	[***]

3.                                       Professional Services Fees.

(a)                                  Implementation.  The deployment fee is $[***] for the specific Services described below.  Should the scope of the project change or additional services be requested and documented in the InformEnt Business Requirements List, Fiserv shall notify Client of the change in scope and the associated fees.  Client will be required to sign-off on all changes before work commences.  Actual and reasonable travel and living expenses shall be invoiced as incurred.  Deployment fees are payable on a monthly basis as services are provided.  The deployment fees include the following deliverables:

(i)                                     Project administration and management

(ii)                                  Hardware and software platform configuration, installation and testing

(iii)                               Deployment and validation of existing core source mappings

(iv)                              Training on the standard features and capabilities of the InformEnt Knowledge Management solution

(v)                                 Install, test, train and consult with Client on the COS Data Warehouse Customer Data Quality and Financial Management business applications to provide end user accepted solution results

(vi)                              Customer Data Quality Suite discovery session to document Client’s customer cleansing and consolidation requirements, and deploy and test the standard customer cleansing and consolidation rules

(vii)                           InformEnt Process Manager Operational Schedule development.

(b)                                 Other Professional Services.  The following tables represent the Fiserv Professional Services Fees in hourly increments for professional services available to Client.  Client may request professional services for short- term projects or for long term monthly and annual commitments based on 60 days advance notice.  The rates quoted in the table will be valid for three months from the Effective Date.  Thereafter, the rates will be subject to change by Fiserv on one-month’s notice.

Resource	Responsibility	Hourly Fee
Consultant/ Model Manager	Information analysis, database development, Knowledge Object creation, solution and application implementation and training.	$	[***]

Database Administrator	Table creation and loading, metadata maintenance, installation of new releases, database tuning and support, testing and training.	$	[***]

Project Manager	Management of professional services projects and training.	$	[***]

Server Administrator/ Integrator

InformEnt server administration including disk and memory management, performance monitoring, security, operating system parameters, network and hardware design/integration, system certification and training.

		$	[***]

Database/ Extract Programmer	Information/data design and analysis, creation of mapping rules, writing and execution of scripts, testing and training.	$	[***]

Information Analyst	Information/data mapping, defining and documenting usage requirements, validation, testing and training.	$	[***]

Systems Administration	Systems Administration for Operational Support	$	[***]

Operational Support	Dedicated daily support of InformEnt	$	[***]

Help Desk	Telephone support over [***] hours per month	$	[***]

4.                                       Maintenance Fees.

(a)                                  InformEnt.  Fees for telephone support rendered will be invoiced at the Hourly Rates listed herein.  Client may take ownership of Client Software licenses as required, and invoicing of associated maintenance will occur based upon ownership.

InformEnt Client Module	User Type	License Type	Quantity	Unit Annual Maint.	Extended Annual Maint.
PowerShare	Admin	Per Client Seat	2	$ [***]	$[***]
PowerShare	Steward	Per Client Seat	3	$[***]	$[***]
KnowledgeShare	Author	Per Client Seat	0	$[***]	$[***]
KnowledgeShare	Analyzer	Per Client Seat	15	$[***]	$[***]
KnowledgeShare	Viewer	Per Client Seat	30	$[***]	$[***]
Total			50		$[***]

InformEnt Server Module	User Type	License Type	Quantity	Unit Annual Maint.		Extended Annual Maint.
Financial Services Model	Base	Per WP Server	1	$	[***]	$	[***]
Process Manager Scheduler Bundle	Base & Browser Scheduler	Per Server	1	$	[***]	$	[***]
Total						$	[***]

InformEnt Business Application	Prerequisite	Annual Maintenance
Financial Management	KnowledgeShare, [***]	$	[***]
Customer Data Quality Suite	COS Financial Data Service Model	$	[***]

(i)                                     Customer Data Quality Suite.  Client shall be subject to annual volume audit adjustments based on increases in Client’s number of active customers. An active customer is defined as any unique name and address record for either a Client’s customer, prospect or legal entity stored in Client’s InformEnt that is associated with one or more active product accounts or is an active primary customer.  The Client’s initial Base Account volumes shall be defined as [***] active customers.  Upon completion of each calendar year where Client has not terminated use of the Customer Data Quality Suite, Fiserv shall complete an audit to determine the Client’s applicable net increase in active customers as stored in the InformEnt Data Warehouse as of the then-current year-end to Client’s Base account volumes.  As the number of active customers grows into the next range band, payment for the prior year is required for the net difference between the new range fee as identified during annual audit process and annual maintenance fee previously paid.   The Customer Data  Quality Suite annual maintenance fee is based upon band ranges of active customer records.

Client Active Customers	Annual Maintenance
[***] – [***]	$	[***]
[***] – [***]	$	[***]
[***] – [***]	$	[***]
[***]– [***]	$	[***]
[***]	[***]

(b)                                 Third Party.  Any increase in fees for third party maintenance may result in an increase in fee to Client.

Third Party Software Module	License Type	Qty	Unit Annual Maint.	Extended Annual Maint.
[***] Client – RT COS	5 Run-time Concurrent Ports	1	$[***]	$[***]
[***] Spreadsheet Toolkit	Per Run-time [***] Client	1	$[***]	$[***]
[***] License, Application Specific	Per Processor, Standard Edition, Application Specific	2	$[***]	$[***]
Total Third-Party Software				$[***]

5.                                       Operational Support.  Approximately 40 hours are estimated for the monthly Operational Support of InformEnt as detailed in the table below.  Based on an Operational Support rate of $[***], the estimated monthly Operational Support fee is $[***].  Actual hours will be invoiced to Client.

Description	Fiserv Monthly Hours
Job Flow Management & Monitoring (Load Production Support)	25.0
Daily Process Manager schedule maintenance
File collection management from collection source(s)
Emergency/unscheduled change management
Daily performance analysis and reporting
Issue, action, and escalation management
Financial Services Model release management for production level changes & additions
Schedule modifications during model release implementation
Evaluation, implementation, and tuning of multi-loader processing
Analysis and troubleshooting of load times

Change Control – Management & documentation of production schedule changes	0.5

Monitor Space Allocation	6.0
Month end processing disk demands
Trend processing disk demands
Process Manager schedule item failures

Review Database Audit Trail	0.7
Review table data integrity
Monitor fluctuation in table sizes during daily, weekly, and monthly loads

System Backup — Manage changes in backup schedules on demand	1.3

Hardware Maintenance Coordination Dispatch	0.7
Leverage third party support & maintenance agreements for operating systems, tape drives, & software on the server.
Coordinate service dispatch as needed

Security Administration — Administer user ids & passwords for server operating systems, when necessary	1.3

Server Operating System Support	3.7
Perform de-fragmentation maintenance on disk drives
Diagnose performance issues for CPU & memory utilization

System Reboot — Perform weekly warehouse server reboots & periodic reboots for other servers as needed	0.8

Total Hours	40.0

6.                                       Data Collection.  Approximately 4,750 megabytes are estimated for the monthly data collection of InformEnt volumes as detailed in the table below.  Based on a per megabyte downloaded rate of $[***], the estimated monthly Data Collection fee is estimated to be $[***].   Fiserv will, however, cap the data collection fee at $[***] per month [***].  Beginning [***] and [***] thereafter, Fiserv will adjust the cap as a percentage of actual growth in MB of downloaded data.  In no event, however, shall the increase exceed [***].

Application	Account Volume	Daily Collection Frequency	Daily File (MB)	Month-End File (MB)	Total Mos. Data (MB)
Central Reference File (CIF)	[***]	1	82.993	282.1762	365.1692
Commercial Loans	[***]	21	0.209622	0.7127148	5.1147768
Demand Deposits	[***]	21	135.5104658	460.7355836	3306.455364
General Ledger	[***]	21	0.72335	2.45939	17.64974
Retail Loans	[***]	21	28.4848275	96.8484135	695.029791
Mortgage Banking Loans	[***]	21	2.335509	7.9407306	56.9864196
Time Deposits	[***]	21	12.436463	42.2839742	303.4496972
Total Host Data			262.6932373	893.1570067	4,749.85
Rate Per MB Downloaded					[***]
Monthly Data Collection Fee					$ [***]

Exhibit F-2 – Fiserv Account Sales and Teller System

The terms and conditions contained hereunder in Exhibit F-2 apply specifically to the Fiserv Account Sales and Teller (FAST) software.

1.                                       Licensed Program(s). The Licensed Program includes New Account Sales, Teller, and Signature Display processing capabilities.  In addition, the Licensed Program includes the FAST Consolidated Reporting Module and standard mapped interface to the InformEnt Data Warehouse.  New Account Sales and Teller modules interface to the Fiserv Deposit, Loan and Central Reference File applications.  Use of and access to FAST is permitted only from a workstation with a licensed copy of FAST.  Client shall be permitted to use the Licensed Program(s) in all Client branches and offices and move the licensed copies freely within its branches and offices.

2.                                       License and Support Services Fees.  The following table outlines the license and Support Services fee structure agreed by the parties:

Description	# of Licenses	Unit Fee	Total License Fees		Unit Annual Support Services Fee		Total Annual Support Services Fee
FAST Enterprise Site License	[***]	[***]	$	[***]	$	[***]	$ [***]
Support Services Fee for Workstations exceeding [***]	[***]	[***]	[***]		$	[***]	[***]
Enhanced Signature Display Option	[***]	$ [***]	$	[***]	[***]		[***]

(a)                                  FAST is offered as an Enterprise Site License.  Client may obtain unlimited number of additional workstation licenses at no incremental licensing fee.

(b)                                 Annual Support Services Fee for the Enterprise License is $[***] and includes [***] workstations.  For each workstation over [***], Client shall be billed annually the $[***] Support Services Fee plus $[***] per workstation over [***].  The Support Services Fee is billed annually in January.  Based on a 2003 Conversion Date, the first annual audit to determine then current number of workstations will be conducted at year end 2003 for January 2004 billing.

3.                                       Services.

(a)                                  Implementation.

(i)                                     Before implementation begins, Client agrees to have the site, LAN and workstations prepared for the FAST Project Manager.  In the case of reasonably unforeseeable Client computing environment problems, Client agrees to pay for additional services at the Fiserv then current Professional Services rates (4 hour minimum).  Client shall ensure that its trainees have prior Windows training and knowledge as a prerequisite for FAST Training.

(ii)                                  Fiserv shall provide document and report customization training, consisting of the creation of documents using [***] and training for data field mapping using Bankers Systems, Inc. (BSI) electronic forms for Deposit and IRA accounts.  Fiserv will provide Client with BSI forms that have been pre-mapped.  Client will be responsible for reviewing each document and making all necessary modifications to meet Client needs.  Client can select to use the pre-mapped forms or use a new form.  Fiserv will make other forms and reports that have been created by Fiserv available to Client.  Fiserv shall provide Client reasonable assistance with forms identification and creation during the Conversion process.  Additional document customization services beyond those described above shall be billed at the Fiserv then current Professional Services rates.

(iii)                               Implementation services for the initial conversion to the Licensed Software shall be provided.  The services defined hereunder are [***] identified in Exhibit A herein.

A.                                   Project Management from contract through live implementation

B.                                     Weekly update calls with FAST Technical Support, the Fiserv network administration team, and third party hardware vendor

C.                                     Project planning / specification meeting onsite with sales and teller (each two days)

D.                                    Documentation class consisting of three to four days in Pittsburgh (includes [***] and BSI’s E-Forms mapping)

E.                                      Training performed at Client site if proper facility is available – 3 days FAST sales, 3 days FAST teller, two days technical, and 3 days FAST administration

F.                                      FAST Technical onsite installation and configuration of FAST and [***] in training room

G.                                     Software customization which includes creation of sales product field display, linking online product information, and creation of teller transaction set

H.                                    Onsite conversion support – five days each for sales and teller

(b)                                 Support Services.  Support Services include telephone support for 2 Branch Automation Coordinators designated by Client, during Fiserv business hours, as well as Licensed Program upgrades and related host changes.  Support for Client FAST users other than Client’s designated Branch Automation Coordinators shall be billable to Client at the Fiserv then current Professional Services rates (minimum ½ hour).

4.                                       Third Party Software.

(a)                                  Required Products.  The following third-party software is required to effectively operate FAST: one copy of [***], [***], and [***].  Also, one copy per workstation of Terminal Emulation Software ([***] or [***]) and Internet Explorer from Microsoft is required.   Client is required to purchase third party software.

(b)                                 Optional Products.  Banker Systems Incorporated (BSI) electronic forms (E-Forms) for Deposit and IRA accounts is optional.  Client will sign a separate software license agreement with BSI.

5.             Hardware and Software Specifications.

(a)                                  Hardware Specifications.  The following are the minimum hardware specifications to operate FAST in a networked environment:

(i)                                     Workstation.

A.                                   Pentium/500 MHz, 256 MB RAM, 150 MB hard disk available, SVGA monitor (800 x 600), mouse keyboard for FAST Sales.

B.                                     Pentium/233 MHz, 64 MB RAM, 150 MB hard disk available, SVGA monitor (800 x 600), mouse keyboard for FAST Teller running Windows 98.

(ii)                                  File Server.  Pentium/500+MHz, 64 MB plus 3 MB per concurrent running workstation or per manufacturers requirements, 1 GB hard drive (available), SVGA monitor (800 x 600), keyboard, mouse.  Additional hard drive resources may be required depending on the transaction volume and history retention requirements.

(iii)                               Communications Server.  Pentium/500+MHz, 64 MB RAM, 500 MB fixed disk available (mirrored drives recommended), SVGA color monitor (800 x 600), keyboard, mouse.

(iv)                              Printers.  Validation Printers:  Addmaster IJ1000, IJ3160 serial interface only, Epson TM-U375 serial or parallel interfaces; Passbook Printers:  NCR 5223, IBM 4722 (parallel attached only), Craden DP-6; Laser Printers:  HP LaserJet Series III (or higher), PCL5 support is required for printing Bankers Systems E-Forms; Impact Matrix Printers: any printer with a Windows driver

(v)                                 Scanners.  Any TWAIN 32-bit compatible scanner.

(b)                                 Software Specifications.  The following software specifications are required:

(i)                                     Workstation.  Operating System: Windows 95, 98, 2000 or Windows NT; 3270 Emulation Software: [***] or [***].

(ii)                                  File Server.  [***].

(iii)                               Communications Server.  [***].

(c)                                  Configuration Changes.  The hardware and software specifications are subject to change based on enhancements to the Licensed Program or a required third party system.

Exhibit F-3 — Customer Service and Call-center Solution

The terms and conditions contained hereunder in Exhibit F-2 apply specifically to the Customer Service and Call-center Solution (CSCS) software.

1.                                       Licensed Program(s).  The Licensed Program includes Customer Service and Call-center Solution (CSCS) for WindowsTM.  Use of and access to CSCS is permitted only from a workstation with a licensed copy of CSCS.  Client shall be permitted to use the Licensed Program(s) in all Client branches and offices and move the licensed copies freely within its branches and offices.

2.                                       License and Support Services Fees.  The following table outlines the license and Support Services fee structure agreed by the parties.

Description	# of Licenses	Unit Fee		Total License Fee		Unit Annual Support Services Fee		Total Annual Support Services Fee
[***]	[***]	[***]		$	$ [***]	$	[***]	$	[***]
[***]	[***]	$	[***]	$	[***]	$	[***]	$	[***]
[***]	[***]	$	[***]	$	[***]	$	[***]	$	[***]
Total				$	[***]			$	[***]

(a)                                  Client shall purchase an Enterprise site license of CSCS.  Client may use an [***] number of licenses at any site, including affiliates processing on the Fiserv Custom Outsourcing Solution.  The Enterprise license includes both the Inbound Module and the Sales Generator Module.

(b)                                 Client shall be billed $[***] of the license fee upon contract execution, $[***]iIn July 2003, and $[***] in July 2004.

(c)                                  The Support Services fee is billed annually in January.  Based on a [***] Conversion Date, first year’s Annual Support Services fee will be billed at conversion and will be [***] the quoted fee or $[***].  In [***], Fiserv shall invoice Client for the [***] year’s Annual Support Services fee at [***] the quoted Annual Support Services Fee, or $[***].  Beginning in [***], the [***] Annual Support Services fee shall be invoiced.

3.                                       Implementation Services and Fees.

(a)                                  Implementation Services.  Fiserv shall provide the following implementation services:

(i)                                     Dedicated Product Specialist to manage the complete project.  Development of a customized Implementation Task Plan created and maintained throughout the implementation.  Coordination of Fiserv resources and periodic conference calls with client and any third party provider, to review and discuss the implementation.

(ii)                                  Provide a customized database server hardware configuration recommendation.

(iii)                               Two days on-site installation and configuration of the [***] Database, CSCS and AHDE Application software by a Database Technician.

(iv)                              Technical training for the Clients PC Support group, including installation of CSCS on the desktop.

(v)                                 Systems training on the CSCS Security Manager Module with training manuals.

(vi)                              System training on the CSCS Inbound Module with training manuals. Application training by a Product Specialist using a train-the-trainer approach.

(vii)                           Workflow design training, workflow documentation review sessions and consultation throughout the implementation process.

(viii)                        Before implementation begins, Client agrees to have the site, LAN and workstations prepared for the Database Technician and Product Specialist.  In the case of reasonably unforeseeable Client computing environment problems, Client agrees to pay for additional services at the Fiserv then current

Professional Services rates (4 hour minimum).  Client shall ensure that its trainees have prior Windows training and knowledge as a prerequisite for CSCS Training.

(b)                                 Implementation Services Fee.  The Implementation Services Fees for CSCS for WindowsTM  Inbound Module is $[***]; CSCS Sales Generator is $[***]; and [***] is $[***].    Fiserv shall also bill Client for all out-of-pocket expenses incurred.

4.                                       Support Services.  Support Services includes:

(a)                                  Telephone Support.  Telephone support is available for 2 CSCS System Coordinators designated by Client, during normal business hours.  Dial in access is required for certain support services and will be subject to Client’s security policies and procedures.  If dial in access is denied by Client and telephone assistance is required, there will be a $[***] per hour charge.

(b)                                 Licensed Program Upgrades.  Client will receive all Licensed Program upgrades or updates including host related changes without additional charge.

(c)                                  Application Optimization Review Sessions.  A senior Project Consultant will conduct a 2-day visit, two times per year at times reasonably convenient for Client.  The Consultant reviews how the CSCS suite of products is being utilized at the Client site(s). During the review the Consultant:

(i)                                     Evaluates current use of system for maximum efficiency.

(ii)                                  Assesses usage of host systems or other interfacing applications

(iii)                               Provides recommendations to help the Client more efficiently meet sales and service objectives.

(iv)                              After each on-site review, the Client will receive a report outlining the Fiserv recommendations on how to achieve maximum benefit from the CSCS suite of products.

(d)                                 CSCS Relationship Manager.  The CSCS Relationship Manager serves as a facilitator to handle the Clients critical issues and provides direct channel to work toward the Clients strategic objectives. The CSCS Relationship Manager will:

(i)                                     Schedules regular contact and on-site meetings to discuss CSCS development activities and product direction.

(ii)                                  Provides a forum to discuss the Clients strategic initiatives and Customer Relationship Management (CRM) goals.

(iii)                               Evaluates application reports and provide follow-up recommendations in an effort to help the Client set objectives toward optimal use of the system.

(iv)                              Serves as an escalation point for service-driven issues

(v)                                 Presents opportunities to participate in benchmark studies, comparing performance of similar organizations.

5.                                       Third Party Hardware and Software.

(a)                                  Required Software.  One copy per workstation of [***] is required to effectively run this software.  Client is required to obtain the version of each third party software system support by Fiserv.  Terminal emulation software currently supported are [***].  One copy of [***] is required for [***].

(b)                                 Optional Software.  Internet Explorer by Microsoft to access the internet or intranet.

6.                                       Third Party Hardware.  Client shall purchase directly from third party or contract with Fiserv to purchase a dedicated Database Server with a minimum configuration as described in 7(a)(iv) hereto.

7.                                       Hardware and Software Specifications.

(a)                                  Hardware Specifications.  The following are the minimum hardware specifications to operate CSCS in a networked environment:

(i)                                     Workstation.  Pentium/500 MHz, 256 MB RAM, 150 MB hard disk available, SVGA monitor (800 x 600), mouse keyboard.

(ii)                                  File Server.  Pentium/500+MHz, 64 MB RAM plus 3 MB per concurrent running workstation, 4.3 GB hard drive (requires at least 850 MB available), SVGA monitor (800 x 600), keyboard, mouse.

(iii)                               Communications Server.  Pentium 300 MHz, 64 MB RAM, 500 MB fixed disk available (mirrored drives recommended), SVGA color monitor (800 x 600), keyboard, mouse.

(iv)                              Database Server. Pentium III/800 MHz, 1 GB RAM for up to 100 users and 2 GB for 101-500 users, RAID 5 with Online Spare (minimum of 4 matching drives), 4 18.2 GB Pluggable Universal Ultr2 SCSI 10 K RPM Hard Drive, 32x CD-ROM, SVGA monitor (800 x 600), mouse keyboard, and tape backup unit.

(v)                                 Printers.  HP5, HP5P, HP5SI, HP6P

(b)                                 Software Specifications.  The following software specifications are required:

(i)                                     Workstation.  [***].

(ii)                                  File Server.  Operating System:[***].

(iii)                               Communications Server.  [***].

(iv)                              Database.  [***].  One User Access License is required per workstation to access either the CSCS Inbound Module or CSCS Sales Generator Module, or both applications on the same workstation.

(v)                                 [***].

(c)                                  Configuration Changes.  The hardware and software specifications are subject to change based on enhancements to the Licensed Program or a required third party system.

Exhibit F-4 – Return Items Control System

Fiserv hereby grants and Client hereby accepts a non-exclusive, non-transferable license to use the Return Item Control System (RICS) for Windows™ software using the following terms and conditions.

1.                                       Licensed Program(s).  The Licensed Program includes the Return Item Control System for Windows™ and the Automated Host Data Exchange (AHDE) system.  RICS stores information in an [***] and interfaces to 1 core processing system to retrieve name and address information and process on-line memo post debits in the amount of the return item via AHDE.  The upload program is a standalone utility program that reads the RICS decision database file and process on-line monetary debits in the amount of the item and fee via AHDE.  AHDE requires a supported [***].  Use of and access to RICS is permitted only from a workstation with a licensed copy of RICS. RICS is multi-bank enabled.

2.                                       License and Support Services Fees.

(a)                                  Fees.  The following table outlines the License and Support Services fee structure agreed by the parties:

Licensed Program	Units	Per Unit Fee		Total Fee		Unit Support Services Fee		Annual Support Services Fee
Return Item Control System (“RICS) for Windows™	1	$	[***]	$	[***]	$	[***]	$	[***]
[***]	1	$	[***]	$	[***]	$	[***]	$	[***]
Total				$	[***]			$	[***]

(b)                                 Support Services.  Support services include support via telephone and dial in access, as well as Licensed Program upgrades and related host changes.  Dial in access is required for support services.  Dial in access will be subject to Client’s security policies and procedures.  If dial in is denied, there will be $[***] per hour charge for telephone assistance.  Support for Client RICS users other than Client’s designated RICS Coordinators shall be billable to Client at the Fiserv then current Professional Services rates (minimum 1/2 hour).

(3)                                  Implementation Services and Fees.  Fiserv shall provide Client with the following implementation services.

(a)                                  Implementation Services.  Fiserv shall provide the following implementation services:

(i)                                     Periodic conference calls with client and any third party provider, to review and discuss the implementation.

(ii)                                  One copy of the User and Technical Reference Manuals.

(iii)                               One day on-site installation and configuration of the [***] and RICS software by a Database Technician.

(iv)                              Four days on-site RICS application training by a Product Specialist using a Train-the-Trainer approach.  Training also includes customization of the RICS software within Clients parameters.

(v)                                 Five days of post training telephone support prior to the turn over to the Customer Services Department for ongoing support.

(vi)                              Client agrees to have the site, LAN, and workstations prepared for the RICS Database Technician and Product Specialist.  If unprepared or if unforeseen Client computing environment problems are discovered, Client agrees to pay for such additional services at the Fiserv then current Professional Services rates (4 hour minimum).  Client shall ensure that its trainees have prior Windows training and knowledge as a prerequisite for training.

(b)                                 Implementation Services Fees.  Implementation Services Fee of $[***] shall payable by Client to Fiserv upon commencement of the services.  Additional days of service, if necessary, will be provided at $[***] per day plus expenses.

4.                                       Third-party Software.  RICS requires one copy of [***] and one copy of [***].  Client is responsible to purchase and install software.

5.                                       Print.  RICS prints to a laser printer on either the network or directly connected to the RICS workstation.  RICS prints customer advices on 8.5x11 inch perforated paper and reports on stock paper. Fiserv recommends a dedicated laser printer be assigned for the RICS application.

Exhibit F-4 – Fiserv Integrated Desktop Requirements

	LiNX Only	LiNX FAST Sales	LiNX FAST Sales CSCS	LiNX FAST Sales CSCS InformEnt	LiNX CSCS InformEnt
Memory	256MB	256B	256MB	256MB	256MB
MHZ	667Mhz	667Mhz	667Mhz	667Mhz	677Mhz
Disk Space	150MB	150MB	150MB	TBD	TBD
Video Memory	2MB	2MB	2MB	2MB	2MB

Note:  These requirements are designed for an average response time of [***].

Exhibit G — Custom Development

Client agrees with Fiserv as follows:

1.                                       Pre-conversion Development Services.  Fiserv will provide Client with modifications, enhancements, and customized programming services (“Development Services”) and associated items for particular development projects as described in Attachment to Exhibit G - Development Project Estimates (each a “Development Project”).  All Development Services for Development Projects shall be performed in accordance with the procedures set forth below.  Any dates for performance are dependent upon the timely performance by each party of the tasks assigned under the project plans for such Development Services.

(a)                                  Business Requirements List.  Client shall provide Fiserv with all necessary information concerning its requirements for Development Services in a Business Requirements List.  Fiserv shall review and suggest revisions to such Business Requirements List on a timely basis.  The parties shall mutually agree in writing the final Business Requirements List for any such project, the date that the Development Project shall be completed, and a time line for any phases of the Development Project.

(b)                                 Functional Specifications.  Development Services shall be based upon specifications created by Fiserv and approved by Client as provided below:

(i)                                     Fiserv shall develop Functional Specifications based on the Business Requirements List for Client’s written approval. Fiserv shall not be obligated to perform any further development work until the Functional Specifications have been approved in writing by Client, which approval shall be forthcoming within two weeks of submission by Fiserv of Functional Specifications.

(ii)                                  Modifications, changes, enhancements, conversions, upgrades, or additions to the agreed upon work beyond those stated in the Functional Specifications shall be added only upon mutual written agreement.  In the event the parties agree to add any such items, the Functional Specifications and applicable Project Plan shall automatically be modified to the extent necessary to allow for the implementation or provision of the items.

(c)                                  Project Plan.  Fiserv shall develop a Project Plan for each Development Project based on the Functional Specifications, subject to Client’s approval.  Each such Project Plan shall contain a listing of the nature and timing of tasks for the project and a completion date for the Development Project (including the development of an acceptance test), some of which are to be performed by Fiserv and some by Client.  Fiserv shall utilize its commercially reasonable efforts to meet the dates set forth in the Project Plan or any replacement thereof.  Modifications and changes to the Project Plan shall be only by mutual written agreement of the parties.

(d)                                 Acceptance Test.  Fiserv shall prepare an “Acceptance Test” for the testing of each Development Project.  Client shall timely review the proposed Acceptance Test.  The Acceptance Test shall be adopted once Client’s written approval is given, which approval (or disapproval, if appropriate) shall be forthcoming within two weeks of Acceptance Test availability.  Fiserv shall promptly address any reasons for disapproval and resubmit the revised Acceptance Test for Client’s review.

(e)                                  Acceptance Testing.  Each Development Project shall be deemed successfully completed by Fiserv upon the completion of the Acceptance Test or by the live operation and use of the Development Services in Client’s business.  Client agrees promptly to notify Fiserv in writing (and with reasonable particularity) upon conclusion of testing or earlier upon discovery of any specification non-conformities disclosed by such testing.  Fiserv shall correct any specification non-conformities disclosed by such testing within a reasonable time of Client’s notice.

(f)                                    Estimated Fees.

(i)                                     Fiserv shall cover the costs of each Development Project as specified in Attachment to Exhibit G - Development Project Estimates (“Development Fees”).

(ii)                                  Client agrees, with prior notice and approval, to pay the actual and reasonable travel and living expenses of any Fiserv employees and Fiserv authorized contractors who render services at any Client site in connection with each Development Project.  All expenses shall be itemized on invoices submitted by Fiserv.

(iii)                               Fiserv shall provide installation, conversion, or training to Client for the Development Projects listed in Exhibit G.

(g)                                 Use of and Rights to Development Projects.  Except for Client Information defined in Section 6(a)(i), all information, reports, studies, object or source code, flow charts, diagrams, and other tangible or intangible material of any nature whatsoever produced by or as a result of any of the Development Services and

Development Projects shall be the sole and exclusive property of Fiserv or its corporate parent.  Client shall be entitled to use the results of any Development Project in accordance with the terms and conditions of the Agreement.

(h)                                 Rescheduling.  If Client is unable to provide access to required facilities or personnel or is unable to meet its tasks assigned on a Project Plan in a timely manner, Fiserv will endeavor to reschedule tasks to minimize non-productive time.  All such non-productive time is chargeable to Client.  If such non-productive time is expected to be significant, Fiserv will endeavor to reassign its personnel to other suitable work.  In this event, Client will not be charged for the time personnel were reassigned.

(i)                                     Pre-conversion development requiring accesses and support of third parties.  Client will assist Fiserv in the timely arrangement of development review meetings with all third party members necessary to complete the integration and/or interfaces required for the Pre-conversion Development defined in Attachment to Exhibit G.  Development costs, in addition to any tape file or ongoing transmission charges imposed by these third party vendors, will be the responsibility of Client.

2.                                       Ongoing Development Services.  All Development Services for ongoing Development Projects,  shall be performed in accordance with the procedures set forth below.  Any dates for performance are dependent upon the timely performance by each party of the tasks assigned under the project plans for such Development Services.

(a)                                  Request for Enhancement.  Client initiates its request via Fiserv standard System Modification Request Form.  The form contains a request for information necessary to prepare a high-level estimate and the signature of two individuals authorized to entail such expenditures.

(b)                                 Request Assignment.  Fiserv assigns all initiated requests to one of the following categories after review: (a) Targeted for release within the next 12 months, (b) Valid if funded by one or more clients, (c) Strategically valid but not scheduled for a release within the next 12 months (project is accepted for future consideration by a focus group), (d) Canceled (not technically feasible or strategically valid).  Projects assigned a “c” category will be reviewed at a forthcoming focus group session at which time the projects may be prioritized or placed in inventory.  Projects within the “d” category will result in client notification of the specific reasons for cancellation.

(c)                                  Review Board.  Prior to communicating a formal response with the categorization of the request, the review board, comprised of members from Client Services, Relationship Management, and Product Development, will review and validate requests at the weekly meeting.  The client will receive a formal response within 30 - 45 days of submission to Customer Service.  Clients may request an accelerated review for critical items.

(d)                                 Valid if Funded Category.   If a project is categorized as “b” - valid if funded, the client will be offered the option of requesting an estimate (for which there is a nominal charge) or placing the request in inventory (subject to focus group review).  If an estimate is requested, Product Development will review the project and assign it to one of the following groups (based on then-current rate per hour):  Group 1:  fewer than 100 hours, Group 2:  100 - 250 hours, Group 3:  251 - 500 hours, Group 4:  501 - 750 hours, Group 5:  over 751 hours (a refined range is provided within the group category).

(e)                                  This estimate is communicated to the client with the categorization response.  The estimate is valid for 60 business days.

(i)                                     If Client wishes to proceed, an individual authorized to make expenditure commitments indicates approval by signing the preliminary estimate and returning a copy to Fiserv with appropriate payment.

(ii)                                  Fiserv will provide the client with a definition document including detailed project estimate within 60 business days for projects assigned to Group 2, a minimum of 90 days is required for projects assigned to Groups 3, 4, and 5; time frames vary depending upon the project’s requirements and complexity.

(iii)                               Client will sign off on the definition document and detailed project estimate; the definition and estimate are valid for 30 days.

(iv)                              Upon receipt of the sign-off, Fiserv assigns a target release date.  All changes to the project’s definition, which are requested after sign-off, will be evaluated on a case-by-case basis with regard to the effect on the target date and overall cost of the project.

(v)                                 Project is coded and tested.  The funding client is offered the opportunity to review test results.  Client will sign off on the project at least 30 days prior to implementation

(vi)                              Project is implemented according to the project plan schedule.

3.                                       Estimated Fees.

(a)                                  The client is billed $[***] for preparation of an estimate when the estimate is sent.  If client proceeds with the project, the $[***] is credited to the total cost; if the client does not proceed, the $[***] is non-refundable.

(b)                                 Initial payment is due with approval letter and is equal to [***] of the high end of the estimate, which will be used to fund the detailed definition document.

(c)                                  Upon receipt of the definition document sign-off, Fiserv bills Client [***] of the high end of the detailed estimate, which will be credited to the total cost of the project.

(d)                                 Upon completion of the project, Client is billed remaining amount from the authorized estimate of the project.

(e)                                  If Fiserv fails to meet the targeted release date, the client is [***] of the total cost of the project unless otherwise agreed.  This assumes that no significant changes were requested post original definition or no issues outside of the control of Fiserv (e.g., third party vendor participation) precluded on-time delivery.

4.                                       Use of and Rights to Development Projects.  All information, reports, studies, object or source code, flow charts, diagrams, and other tangible or intangible material of any nature whatsoever produced by or as a result of any of the Development Services and Development Projects shall be the sole and exclusive property of Fiserv or its corporate parent.  Client shall be entitled to use the results of any Development Project in accordance with the terms and conditions of the Agreement.

5.                                       Development Project Termination.  At Client’s sole option, Client may terminate any Development Project upon 1 month prior written notice to Fiserv, provided that Client agrees to pay Fiserv for any outstanding Development Fees for Development Services rendered prior to the effective date of termination.  In no event shall Fiserv be liable for refund of any Development Fees already paid by Client as a result of such termination unless otherwise agreed.

6.                                       Rescheduling.   If Client is unable to provide access to required facilities or personnel or is unable to meet its tasks assigned on a Project Plan in a timely manner, Fiserv will endeavor to reschedule tasks to minimize non-productive time.  All such non-productive time is chargeable to Client.  If such non-productive time is expected to be significant, Fiserv will endeavor to reassign its personnel to other suitable work.  In this event, Client will not be charged for the time personnel were reassigned.

Attachment to Exhibit G - Development Project Estimates

1.                                       Fiserv and Client agree that certain interfaces to the Fiserv System shall be developed and certified before the Conversion Date.  The fee for such development and certification services shall be based on actual hours times $[***] per hour.  For those projects identified hereunder as Section 3, the total fee shall not exceed $[***]. Fiserv and Client agree to prioritize projects as High, Medium, and Low priority.  High priority projects shall have a Target Date to be delivered and ready for testing 90 days prior to the Conversion Date; Medium priority projects shall have a Target Date to be delivered and ready for testing 60 days prior to the Conversion Date; Low priority projects shall have a Target Date to be delivered and ready for testing 60 days prior to the Conversion Date.

2.                                       In the event that Fiserv fails to meet an established Target Date, no penalty shall be assessed.  However, in the event that any project prioritized as High, Medium, or Low is not fully functional as designed on the Conversion Date and such default is solely the responsibility of Fiserv, Client shall receive credits against charges due to Fiserv as follows:

(a)                                  For High priority projects, the credit shall be $[***] per business day, per project until fully functional.

(b)                                 For Medium priority projects, the credit shall be $[***] per business day, per project until fully functional.

(c)                                  For Low priority projects, the credit shall be $[***] per business day, per project until fully functional.

(d)                                 In no event, however, shall the credits exceed an aggregate monthly amount of $[***].

3.                                       Following are the projects identified and the priority of each:

(a)                                  [***] Item Processing.  File transmissions in Fiserv standard formats will be tested and certified.  Priority:  [***]

(b)                                   [***] Consumer Loan Origination.  A data stream transmission using the Fiserv standard loan origination interface, will be certified.  Priority:  [***]

(c)                                  Electronic Reports ([***]).  File transmissions in the Fiserv standard format will be established to either [***] or the [***].  Priority:  [***]

(d)                                 [***] Business Cash Management.  Batch file transmissions using standard NACHA format for inbound and standard BAI format for outbound will be established.  Priority:  [***]

(e)                                  Mortgage Loan Origination.  A data stream transmission, using the Fiserv standard loan origination interface specifications, will be certified to the [***].  Priority:  [***]

(f)                                    [***]General Ledger System.  The Fiserv standard interface will be mapped to the [***] and  tested during conversion.  Priority:  [***]

(g)                                 [***] Lock Box Processing.  Fiserv will certify and test the lock box transmission during the conversion process.  Priority: [***]

(h)                                 [***].  Fiserv will provide the capability to view the [***] within FAST, CSCS, Telephone Banking, Internet Banking, and ATM.  Priority: [***]

(i)                                     [***].  Standard export and import files — defined as the common set of data to support the specific business function of the interfaced system—  will be set-up from and to InformEnt.  Priority:  [***]

(j)                                     [***] Sales Tracking and Reporting.  Standard export file — defined as the common set of data to support the specific business function of the interfaced system— will be set-up from InformEnt.  Priority:[***]

(k)                                  [***] Commercial Loan Servicing.  Standard export file — defined as the common set of data to support the specific business function of the interfaced system— will be set-up from InformEnt.  Priority:  [***]

(l)                                     [***] Asset/Liability System.  Standard export file — defined as the common set of data to support the specific business function of the interfaced system— will be set-up from InformEnt.  Priority:  [***]

4.                                       Fiserv and Client agree that the following development projects will be completed before the Conversion Date.  The fee for such development and certification services shall be based on actual hours times $[***] per hour.  For those projects identified hereunder, the total fee shall not exceed $[***].

(a)                                  [***].  Fiserv will interface the [***] Currency and Coin Dispenser to FAST, or another Currency and Coin Dispenser of Client’s choice.  A decision is necessary on or before August 23 in order for Fiserv to meet the Target Date and Conversion Date.    Priority:  [***]

(b)                                 [***].  Fiserv will interface the [***] Unclaimed Property System to the appropriate Custom Outsourcing Solution core applications.  Priority: [***]

(c)                                  [***] Printer.  Fiserv will certify and test the [***] Printer during conversion.  Priority:[***]   To be certified by September 30.

5.                                       [***] Bill Payment.

(a)                                  Fiserv will develop an interface to the [***] Bill Payment System, including an [***], for use with both BankIT and FlexPhone.  Fiserv will [***] the fee at $[***].  Priority:  [***]

(b)                                 Fiserv and Client shall review development progress not more than [***] before the Conversion Date.  Should the parties mutually agree that the Target Date will not be met, Client may elect to:

(i)                                     Convert to the Fiserv bill payment solution at no incremental one-time fee, or

(ii)                                  Convert to the Checkfree bill payment solution at the fees quoted in Exhibit H.

6.                                       [***].  Fiserv shall provide an online interface from FAST to [***] for a fee [***].  Priority:  [***]

7.                                       Default Management System.  Fiserv will work with Client to define Default Management capabilities to meet Client’s needs.  Fiserv will also work with its client base to define the capabilities desired and conduct a market scan to identify the appropriate course of action.  In the event that Fiserv purchases or develops a Default Management System that is offered to its clients for a fee, Fiserv shall provide the system to Client at no fee.

8.                                       Full Truncation.  Fiserv will provide the capability to truncate commercial loan and safe deposit transactions within FAST and within the host applications to be delivered at the time the browser-based Contact Management System is released in production.

Exhibit H – Remote Banking Services

Client agrees with Fiserv as follows:

1.                                       Services.  Fiserv will provide Client the Remote Banking Services (“Remote Banking Services”) specified in Exhibit H - 1.

2.                                       Fees.  Client shall pay Fiserv the fees and other charges for the Remote Banking Services specified in Exhibit H - 2, or as otherwise proposed by Fiserv and accepted by Client from time to time.

3.                                       Equipment and Supplies.  Client shall obtain and maintain at its own expense such equipment and software as may be necessary or appropriate to facilitate the proper use and receipt of the Remote Banking Services at Client location(s).  Client shall be responsible for paying for all supplies to be used by Client in connection with the Remote Banking Services.

4.                                       Service Modifications.  Fiserv may modify, amend, or provide an appropriate replacement for any Internet and Remote Banking Service, as indicated in Exhibit H - 1, at any time (i) to improve the Service; or (ii) to facilitate the continued economical provision of such Service, provided that Client is duly notified at least 90 days in advance of such replacement and gives approval, which Client shall not unreasonably withhold.

5.                                       Trademark License.  Client hereby grants to Fiserv a non-exclusive, non-assignable right to use Client’s trademarks, trade names, service marks, and service names (collectively “Trademarks”) in connection with the Fiserv provision of Remote Banking Services hereunder.  Client will indemnify and hold harmless Fiserv, its officers, directors, employees, and affiliates against any claims or actions arising out of the Fiserv use of Trademarks.

6.                                       Regulatory Compliance.  Client shall use Remote Banking Services only in conjunction with lawful purposes.  Client agrees not to use Remote Banking Services for any activities in violation of any laws or regulations, including, but not limited to, wrongful transmission of copyrighted material, sending of threatening or obscene materials, or misappropriation of exportation of trade or national secrets.

7.                                       Client Warranties.  Client represents and warrants that (a) any work, content, or information (“Content”) provided to Fiserv is either original or that Client has the legal right to provide such Content; and (b) the Content does not impair or violate any intellectual property or other rights of Fiserv or any third party.  Client will indemnify and hold harmless Fiserv, its officers, directors, employees, and affiliates against any claims or actions arising out of any breaches of the foregoing.  Client acknowledges that Fiserv shall not monitor, review, or approve any Content.  Client acknowledges that access to Remote Banking Services shall be across public and private lines and that Fiserv has no control over such lines or the information available from non-Fiserv sources.

8.                                       Limitation of Liability.  Notwithstanding any other provision to the contrary in this Agreement, any liability of Fiserv to Client for any liability, loss, damage, cost or agreement, or under-taking hereunder shall be limited to actual direct damages incurred by Client, but in no event shall the Fiserv aggregate liability exceed total fees paid by Client for the services resulting in such liability in the [***] period preceding the date the claim accrued.  The Fiserv aggregate liability for a default relating to equipment or software shall be limited to the amount paid for the equipment or software.

Exhibit H - 1  -  Remote Banking Services Description

1.                                       Services.

(a)                                  Fiserv will provide Client, and its affiliates processing on the Custom Outsourcing Solution’s platform, access to Remote Banking Services via internet browser and/or Telephone Banking, to communicate with the Fiserv System.  Client’s customers may access and conduct certain business transactions to their enabled accounts from their PC(s) or telephone(s).

(b)                                 Fiserv will provide the following functions:

(i)                                     Sign on Authorization for BankIT and ManageIT

(ii)                                  Account History for Demand and Savings accounts (Telephone, BankIT, ManageIT or OFX)

(iii)                               Bill Payment Authorization (Telephone, BankIT, ManageIT or OFX)

(iv)                              E-mail interface from customer to Client (if Client utilizes Fiserv as its Internet Services Provider)

(v)                                 Account Summary for Demand, Savings, Time, Installment, Line of Credit, and Mortgage Banking accounts

(vi)                              Direct Access via OFX from either Quicken™ or Money™

(vii)                           Funds Transfer (Telephone, BankIT, ManageIT or OFX)

(viii)                        Stop Payments (Telephone, BankIT, or ManageIT)

(ix)                                Check Reorders (Deluxe or Harland) (Telephone, BankIT, or ManageIT)

(x)                                   Reports (detailed on Exhibit H - 3 hereto)

(xi)                                Transaction history downloaded to Quicken™ or Money™ in QIF format and WebConnect format (BankIT and ManageIT)

(xii)                             ACH Origination via ManageIT

(xiii)                          Wire Transfer Requests via ManageIT

(xiv)                         Telephone Banking Disaster Recovery Services

(xv)                            Telephone Banking VRU Monitoring

(c)                                  Upon reasonable request by Client and acceptance by Fiserv, Fiserv shall provide conversion services to Client.

(d)                                 Client acknowledges and understands that Remote Banking Services may be subject to unavailability due to congestion or overload on public circuits supplied by third parties or due to downtime by such third parties.

(e)                                  Fiserv agrees to provide [***] Customer Support to Client.  “[***] Customer Support” is defined as whereby Fiserv, during normal business hours, assists Client in resolving customer support issues related to the normal operation of Remote Banking Services that Client is unable to adequately resolve directly with the customer.  The Fiserv sole obligation is to provide timely response to Client for requests for [***] Customer Support.  In no event is Fiserv obligated to contact or receive support calls from Client’s customers to provide support for Remote Banking Services.

(f)                                    As part of the Fiserv one-time Remote Banking implementation fee, Fiserv shall provide 3 days of on-site training, comprised of a general system overview, administration, and end user training in the use of Remote Banking Services.  Client acknowledges and agrees to reimburse Fiserv for reasonable travel, boarding, and meal expenses incurred for such on-site training.  Client further acknowledges that additional training, project management, and consulting may be obtained from Fiserv at the rates specified in Exhibit H - 2.

(g)                                 In the event that there is a successful breach of Internet security, Fiserv shall immediately notify Client of such breach.

(h)                                 In the event that either the Internet or Telephone Banking electronic channel is not functional, Fiserv will immediately notify Client using the Code Red procedures detailed in the Fiserv Partners In Excellence Manual.

2.             Client Responsibilities.

(a)                                  Client will facilitate timely cooperation between any necessary third parties in order for Fiserv to provide Remote Banking Services.

(b)                                 Client will provide Fiserv the applicable domain name for Remote Banking Services, if applicable.

(c)                                  Client will establish a web site using Client’s vendor of choice using a Client designated operable domain name.

(d)                                 Client will review and approve all applications for use of Remote Banking Services, using any validation procedures Client determines, in its sole discretion, are necessary to ensure the financial integrity of a participating customer.

(e)                                  Client is, and shall remain, solely and exclusively responsible for any and all financial risks, including, without limitation, insufficient funds, associated with each customer accessing Remote Banking Services.  Fiserv shall not be liable in any manner, for (1) merchant late charges or (2) lost or misdirected customer bill payments, unless all Fiserv merchant setup policies and bill payment entry policies are followed by Client and Fiserv commits a wrongful act or omission to its stated policy as defined in the Fiserv Bill Payment Operations Policy Manual. In no event shall the Fiserv responsibilities for such penalties or late fees exceed $[***].  Client shall be responsible for any late charges imposed by merchants or payees.  Client shall instruct users of Bill Payment Services that payments should be initiated in advance of the due date by the number of days defined with the Fiserv Bill Payment Operations Manual in order to avoid the possibility of late payment and associated late charges.

(f)                                    Client acknowledges that Section 2 (e) will only apply if Client elects to use the Fiserv back room operations facility for Bill Payment fulfillment.  If Client elects to perform this function Section 2 (e) will not apply.

(g)                                 Client will use, and will instruct its customers to use, Remote Banking Services in accordance with such reasonable rules as may be established by Fiserv from time to time as set forth in any materials furnished by Fiserv to Client.

(h)                                 Client assumes exclusive responsibility for the consequences of any instructions it may give to Fiserv, for Client’s or its customers failures to properly access Remote Banking Services in a manner prescribed by Fiserv, and for Client’s failure to supply accurate input information, including, without limitation, any information contained in an application.

(i)                                     In the event that Client elects to use the Fiserv back room facility for Bill Payment fulfillment, Client will designate a bank settlement account to be used for the purposes of settling, in aggregate, the financial transactions requested via Remote Banking Services.  Fiserv shall provide Client with details of the specific transactions, reported similarly as other transactions may be done, that were a result of access to Remote Banking Services.  Client shall be responsible for auditing and balancing of any settlement accounts.

(j)                                     In the event that Client elects to use the Fiserv back room facility for Bill Payment fulfillment, Client will verify and reconcile any out-of-balance condition, and promptly notify Fiserv of any errors in the foregoing within 24 hours (exclusive of weekends and applicable holidays) after receipt of the applicable detail report(s) from Fiserv.  If notified within such period, Fiserv shall correct and resubmit all erroneous files, reports, and other data at the Fiserv then standard charges, or at no charge, if the erroneous report or other data directly resulted from a Fiserv error.

(k)                                  Client is expressly prohibited from extending any warranty or warranties on the behalf of Fiserv to any person.

(l)                                     Client appoints Fiserv as its agent with the sole discretion for the selection of an interchange service for the Fiserv use in providing bill payment services and other similar third party services, which may, from time to time, become available or be offered to Client as additional services.

(m)                               Client agrees to provide first level customer support for Remote Banking Services with its customers.

(n)                                 Client will be responsible for the payment of all telecommunications expenses associated with Remote Banking Services.

(o)                                 Client acknowledges and understands its responsibility and liability as they relate to Client’s access to the Internet.   Fiserv assumes no liability or control over the Internet access of its on-site systems and remote employee or affiliate access.

Exhibit H - 2  -  Remote Banking Services Fee Schedule

System or Service	Unit Price		Description
Deluxe/Harland Internet Check Ordering Interface
Implementation Fee	$	[***]	Per Client
Annual Maintenance	$	[***]	Annual Fee - Billed in November for upcoming year - First Year - prorated
Intrusion Attack Testing by Third Party
Intrusion Attack Testing	$	[***]	Per test (72 hour advance notice to Fiserv is required)
Professional Services	$	[***]	Per hour 8AM to 5PM Eastern Time, Mon. through Friday
	$	[***]	All other times
Metavante BankIt and OFX Interface
Implementation Fee	$	[***]	One-time per Institution
Account Processing Fee	$	[***]	Per bill pay customer/month
Metavante Fees	[***]
Checkfree Interface
Implementation Fee	$	[***]	One-time per Institution
Account Processing Fee	$	[***]	Per bill pay customer/month
Checkfree Fees	[***]
Electronic Banking
Flex-Phone VRU	[***]		Contact Relationship Manager for quote
Flex-Alert (Automated VRU Monitoring Tool)
-Implementation Fee	$	[***]	One-time/script
-One Call Per Hour Feature	$	[***]	Annual fee
-One Call Per Hour Feature With Third Call Option	$	[***]	Annual fee
-Two Call Per Hour Feature	$	[***]	Annual fee
-Two Call Per Hour Feature With Third Call Option	$	[***]	Annual fee
-Four Call Per Hour Feature	$	[***]	Annual fee
-Four Call Per Hour Feature With Third Call Option	$	[***]	Annual fee
-Per Minute Charge	$	[***]	Per minute charge for dial out service

Spanish Language	$	[***]	One-time set up
	$	[***]	Per month
Portuguese Language	$	[***]	Maximum one-time set-up
	$	[***]	Per month
Merchant Check Verification	$	[***]	One-time set up
	$	[***]	Per month
Branch / ATM Locator	$	[***]	One-time set up
	$	[***]	Per month
Elan Bank Activation	$	[***]	One-time set up
	$	[***]	Per activation
Elan Bank Deactivation	$	[***]	One-time set up
	$	[***]	Per month

System or Service	Unit Price	Description

Interim Statement	$	[***]	One-time set up
	$	[***]	Per month
Account History via Fax	$	[***]	One-time set up
	$	[***]	Estimated hardware cost
	$	[***]	Per month
CTI Enable VRU Only	$	[***]	One-time set up
	$	[***]	Per month
Non-Bill Payment Accounts	$	[***]	Per customer/month
	$	[***]	Minimum account processing/month
AutoOpen Feature	$	[***]	Per account opened
OFX
Certification Fee	$	[***]	One time fee for certification of first Financial Institution with Intuit
Implementation Fee	$	[***]	One time fee per first Financial Institution
Maintenance Fee	$	[***]	Per year
Certification/Implementation Fee	$	[***]	One time per additional Financial Institution
Customer Fee	$	[***]	Per customer/month fees are based on charging for all customers registered for Internet Banking
Internet Banking Services (BankIT)
Internet Banking License Fee	$	[***]	One time fee
QIF Download License Fee	$	[***]	One time fee
Account Processing Fees
- Retail Accounts	$	[***]	Fixed fee for up to 20,000 customers
	$	[***]	Fixed fee for 20,001 to 40,000 customers
	$	[***]	Fixed fee for 40,000 to 60,000 customers
	$	[***]	Fixed fee for over 60,000 customers

Secure E-mail Message Forms
- Implementation Fee	$	[***]	Per financial institution
- Maintenance Fee	$	[***]	Per bank/month

System or Service	Unit Price		Description
Bill Payment Services - Option 1			Bill payment with Client handling the back office
Bill Payment Services Option 1 Implementation Fee	$	[***]	One time fee
Merchant Add/Change/Delete Database	$	[***]	One time fee
	$	[***]	Recurring monthly maintenance fee
Account Processing Fees
- Telephone Banking Only Customer	$	[***]	Per customer/month
- Telephone & Internet Banking Customer	$	[***]	Per customer/month
- Bill Payment Transactions	$	[***]	Per transaction
	$	[***]	Minimum account processing fees/month

Bill Payment Services - Option 2			Bill payment with Fiserv handling the back office
Bill Payment Services Option 2 Implementation Fee	$	[***]	One time fee
Digitized check signature (required)	$	[***]	Per digitized signature
Account Processing Fees	$	[***]	Per customer/month, includes up to 10 bill payments
	$	[***]	Per bill pay transaction over 10/month
	$	[***]	Minimum account processing fees/month
Postage, Envelopes, Checks		[***]	Consumables billed directly to bank based on usage

Disaster Recovery Call Activity			Monthly Recurring Fee for:
- Call Activity Tier	$	[***]	0 – 750 Calls
	$	[***]	751 – 10,000 Calls
	$	[***]	10,001 – 15,000 Calls
	$	[***]	15,001 – 20,000 Calls
	$	[***]	20,001 – 30,000 Calls
	$	[***]	30,001 – 40,000 Calls
	$	[***]	40,001 – 50,000 Calls
	$	[***]	50,001 – 60,000 Calls
	$	[***]	60,001 – 80,000 Calls
	$	[***]	80,001 – 100,000 Calls
	$	[***]	100,001 – 120,000 Calls
	$	[***]	Each Additional 20,000 Calls
- Implementation Fee	$	[***]	Per Client
- Telecommunications Fee	$	[***]	Fee comprised of 800# Access, telecom usage for shared VRU and Fiserv PBX usage

System or Service	Unit Price		Description
Internet Services – Web Site Hosting			[***] Server Running Domino
Domain Name Services
Implementation Fee	$	[***]	Fee for submitting application to the Internic Group for securing a unique Domain Name. Internic Group directly invoices for its on-going services.
Transfer/Modification	$	[***]	Fee for modifying or transferring Domain Name
Web Site Standard Package	$	[***]	Registration charge with client providing an electronic copy of static HTML pages with graphics
Web Site Statistics (Nettracker)
Implementation Fee	$	[***]	Per client
Maintenance	$	[***]	Monthly
Monthly Maintenance	$	[***]	Per month under 20 mb
	$	[***]	Per month under 40 mb
	$	[***]	Per month each additional 5 mb

Add On Features	$	[***]	Per form. Client to provide a prototype of form. Maximum 25 fields.
Financial Calculators
Implementation Fee	$	[***]	Per client
Maintenance	$	[***]	Monthly
Web Site Modification	$	[***]	Hourly — one hour minimum
Internet Services — Internet Access
Implementation Fee	$	[***]	One time/institution
Monthly Access	$	[***]	Per seat/month
	$	[***]	Monthly minimum
E-Mail Forwarding
Implementation Fee	$	[***]	One time/per institution
Maintenance	$	[***]	Per month
E-Mail (On-Us)	$	[***]	Per box/ month
Web Filter
Implementation fee	$	[***]	One time/institution
Maintenance	$	[***]	Monthly maintenance
WebConnect
Implementation Fee	$	[***]	Per financial institution
Maintenance	$	[***]	Per financial institution (annual)
Web Deposit New Account Entry
Implementation Fee	$	[***]	One-time/financial institution
Maintenance	$	[***]	Annual maintenance/without FAST
	$	[***]	Annual maintenance/with FAST

System or Service	Unit Price		Description
Dynamic IP Addressing
Implementation fee	$	[***]	One time/institution
Maintenance	$	[***]	Per month
Secure Socket Server
Implementation fee existing server	$	[***]	One time/institution

On-line Merchant Processing
Existing Bill Pay Clients:
Implementation Fee	$	[***]	One time/institution
Monthly Fee	$	[***]	Per merchant on file per month
	$	[***]	Monthly minimum per institution
New Bill Pay Clients:
Implementation Fee	$	[***]	One time/institution
Monthly Fee	$	[***]	Per merchant on file/month
	$	[***]	Monthly minimum/institution

Web Account Manager (ManageIt)
Existing IBS Clients:
Implementation Fee	$	[***]	One time/institution
Monthly Fee	$	[***]	Per customer/month/institution
	$	[***]	Monthly minimum/institution
Non-IBS Clients:
Implementation Fee	$	[***]	One time/institution
Monthly Fee	$	[***]	Per customer/month/institution
	$	[***]	Monthly minimum/institution
ACH Origination:
Implementation Fee	$	[***]	One time/institution
Number of Commercial Customers	$	[***]	Per customer
ACH Origination Debit	$	[***]	Per transaction
ACH Origination Credit	$	[***]	Per transaction
ACH Originated — Tax Payment (TXP)	$	[***]	Per transaction

Exhibit H - 3 - Remote Banking System Reports

Report No.	Report Name
Telephone Banking (Host-Based) Reports
TB320-01	Merchant Payment History Report
TB320-01	Valid Transfer Report
TB335-02	Settlement Totals Report
TB500-05	Customer Transaction History Report
TB700-06	Merchant Directory Report
TB720-08	Merchant Profile Report
TB310-13	Transfer/Bill Payment Directory
TB320-14	Merchant Payment Checks
TB320-15	Check Register Report/Additional Check Pages
TB320-16	Merchant Notice of Deposit/Notice of Transit to ACH
TB320-17	Payment/Transfer Exception Report
TB350-20	Merchant Verification Form Report
TB410-21	Customer Usage Report
TB600-26	Annual Payment Summary Report
TB600-27	Annual Summary Exception Report
TB310-30	NSF Notices Report
TB310-31	Merchant Verification Exception Report
TB750-36	Active/Inactive Report
TB250-39	Customer Batch Update Report
TB250-40	Customer Batch Update Exception Report
TB255-41	Merchant Batch Update Report
TB255-42	Merchant Batch Update Exception Report
TB265-43	Return Item Report
TB400-09	Purged Accounts Report
TB430-19	Branch Customer Report
TB720-48	Purged Merchant Report
TB725-46	Purged Merchant History Report
TB565-49	Electronic Banking Statistics
Internet Banking (Browser-Based) Reports
n/a	NetTracker Reports

Exhibit H - 4 – Implementation Guidelines

1.                                       Client agrees that Fiserv is limiting the implementation effort to features described in Exhibit H - 2 and initialed by Client.  Upon signing of this Agreement, an Implementation Questionnaire will be provided to Client that details Client’s setup and branding options.  Additional customization or the installation of features that are not defined by this Exhibit H or the Implementation Questionnaire is considered “Custom Development” and is billable at the rates specified in Exhibit H - 2.   If additional customization is required after Client and Fiserv have projected a “Live Date” for the service, Fiserv reserves the right to move the “Live Date” to a future available time slot or add the customization after the Internet Banking site is moved to the “live” environment.   Future customization will follow the established “Enhancement Request” process defined by Fiserv.

2.                                       Client Internet Banking site will be moved from a “test” environment to a “live” environment only after a completed Implementation Signoff is received by Fiserv.  No changes to the site will be allowed until after the site has been moved to the “live” production servers.   Fiserv requires a minimum of 5 business days after Implementation signoff is received to move Client to “live” environment.

Exhibit H - 5 - Performance Standards

1.                                       Service Level Commitments.  For purposes of the service level commitment categories set forth below, the described services shall be deemed to be “available” to Client if Fiserv’s computer system, including all hardware and software necessary to provide the Client with the Services contemplated by this Exhibit H, is available to accept and process all input contemplated by this Exhibit from Client and necessary to provide the Services in question in accordance with the provisions of this Exhibit, including, without limitation, all representations and warranties set forth in this Agreement.  All service levels commitments shall be averaged over a calendar month.

(a)                                  Remote Banking Services On—Line Availability.  Fiserv shall make its Remote Banking on-line system available to Client at least [***] of the time twenty-four hours a day, excluding overnight batch processing, and excluding periods of scheduled system maintenance, and excluding the Central Reference File application on Sundays for the Auto Open function only.

(b)                                 Internet Banking Report Availability.  Fiserv shall make its Internet Banking (NetTracker) reports available to Client at its Internet Banking System server at least [***] of the time, twenty-four hours per day, excluding overnight batch processing and excluding scheduled system maintenance.

(c)                                  Telephone Banking Report Availability.  Fiserv shall make available to the Client at the Fiserv Output Print System or other output distribution medium or product requested by Client and agreed by Fiserv, all Telephone Banking Reports, no later than 7:00AM CLT each business day or 10:00AM CLT if such business day falls on the first calendar day of the month, provided that Client has completed transmission of the data to be used in generating such reports to Fiserv no later than 12:01AM CLT.  Fiserv shall provide such reports to the Client for the Telephone Banking Service in accordance with the above schedule at least [***] of the time.

2.                                       Cure.  In the event that the Fiserv performance fails to meet the service level commitments set forth in this Section, the Client shall notify Fiserv in writing of such failure and shall work with Fiserv to specifically identify the problem.  If a deficiency is determined by the parties, Fiserv shall institute cure procedures.  If the deficiency is not cured within 90 days, Fiserv shall institute [***] of the average Remote Banking Fee for the specific service level commitment category until it is cured. The amount of the credit shall be determined by multiplying [***] times the average [***] fees for the [***] prior to the deficiency. If any deficiency persists for an [***] at a level [***], or (ii) recurs, once cured, more than [***] during any 12 month period, upon receipt by Fiserv of prior written notice, the Client may elect to terminate the Remote Banking Service, without the payment of liquidated damages or other termination charges, upon payment of any fees or sums due pursuant to this Exhibit.   Fiserv agrees to cooperate with the Client to achieve the deconversion schedule.

Exhibit E-1

Network Agreement

between

FISERV SOLUTIONS, INC.

Pittsburgh Center

912 Fort Duquesne Boulevard

Pittsburgh, PA 15222

and

Compass Bank

One Compass Place

New Bedford, MA  02740

February 28, 2002

Proprietary and Confidential

1.             Overview

The following Agreement is intended to define the network design available for host access by Compass Bank (referred to herein as “you” or “Client”) to Fiserv.  This document reviews the costs associated with your selection for network connectivity.  Client’s choice of configuration will be the key factor in determining the total cost of circuits, equipment and support.

The proposed solution includes a design constructed to meet both your organization’s and Fiserv’s requirements for network connectivity.  Network design is included at no charge.

Note:  Host access fees and specific technical standards apply, regardless of the network provider.  If you do not select Fiserv as the network provider, Fiserv will prepare a document that lists the fees and technical standards associated with host access.

The solution as proposed is valid for 90 calendar days.  After 90 days, the solution must be reviewed to insure accuracy.  Prices are based on current rates and charges of the vendors and carriers involved in this project and are subject to change.  This network solution was custom designed for your organization. It complies with Fiserv network performance and operations standards and may not be copied or duplicated without the written consent of Fiserv.

Fiserv’s expertise in network connectivity products is with [***] and [***] devices.  Fiserv has partnered with [***] as the primary carrier for circuits.  As such, these are Fiserv’s approved and recommended vendors of choice in configurations for which Fiserv will support, install, and manage the network.  Fiserv will also work with other carriers based on client request.

There may be instances where client requirements necessitate connecting the network to a third party provider for delivery or access of data. This situation will be evaluated on a case-by-case basis to determine the costs and service fees associated with the request.  Fiserv will support various options for Network Installation and Management Services.

2.             Payment Terms

The fees defined within this agreement are estimates and are subject to the following considerations:

•                                          Price changes in circuits, services, and equipment provided by third parties; provided, however, that at all times, the prices charged by Fiserv for circuits, services and equipment shall be no higher than the lowest price paid to Fiserv for similar circuits, services or equipment by any other Fiserv client.

•           Network configuration changes requested by the client.

•           Deinstallation of current circuits may result in charges by third party vendors that will impact the cost of the project.

•           Charges omitted through error.

•              Charges to meet the final configuration requirements.

Your organization will be billed at the rates listed in the agreement at the time of circuit installation.  If actual vendor costs vary from this estimate, you will be notified of the change and billed accordingly. Notwithstanding the foregoing, without your written consent, our circuit and equipment charges and other fees shall [***] of the corresponding amount shown in Exhibit A.   In the event that the network is not adequate to process core accounts in accordance with the performance standards set forth in Exhibit H , Fiserv shall provide such additional circuits and/or equipment as shall be necessary to make

Confidential and Proprietary Material of Fiserv

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the network adequate and, if such inadequacy resulted from the error, omission or action of Fiserv, Client shall be responsible for [***] of the circuit and equipment charges and other fees identified in Exhibit A.

Fees for Fiserv services are due and payable upon receipt of the invoice; provided, that Client may [***] of the extended  one time fees described in Exhibit A until such time as the network has been completely installed and accepted by Client. The invoice shall be mailed by the 10th day of each month to be received by Client no later than the 15th day of each month and will contain:

1.               Installation, purchase and configuration charges; one-half of these [***] will be billed within 30 days of execution of this agreement and one-half no less than 30 days after, but within 60 days of execution.

2.               Monthly recurring fees; these will be billed the month in advance of the service month.

3.               Other fees calculable up to the date of the invoice.

4.               Sales or other applicable taxes.

Upon completion of the implementation and upon acceptance by Client, a comprehensive invoice will be provided, detailing all amounts billed and paid.  Upon receipt and review of this invoice, Client shall remit payment of [***].

Fees for pass-through expenses, such as telephone, microfiche, courier, and other similar charges incurred by Fiserv on Client’s behalf shall be billed to Client at cost.  Such pass-through expenses may be changed from time to time upon notification of a fee change from a vendor/provider.

Client shall have 60 days from the date of invoice to notify Fiserv of a disputed amount, and Fiserv shall have 30 days from receipt of such notification to provide a response.  In the event that the parties ultimately agree that a credit is due to Client, such credit shall also include payment of interest to Client, at the then current prime interest rate, for the period between the date of the credit and the date the amount was originally debited.

In the event any amounts due (other than amounts reasonably in dispute) remain unpaid beyond the 15th day after payment is due, client shall pay a late charge of [***] per month.

In the event that this Agreement is terminated other than as a result of a breach or failure by Fiserv, Fiserv may charge a termination fee based on the remaining unused term of this Agreement, the amount to be determined by multiplying the monthly professional services fee times the remaining months of the term. This fee will be billed a month before the disconnect date.  By signing this contract, Client has committed to a three year term from the date of acceptance of the completed project by Client. In the event that a contract for processing is subsequently executed by Fiserv COS and Client, this Agreement shall become coterminous with such contract.

3.             Services

a.               Network Support Services.  As described herein or at Client’s request, Fiserv shall provide Network Support Services (“Network Support Services”) consisting of design, installation coordination, continuous proactive communication line monitoring and diagnostic systems, and support personnel to discover, diagnose, repair, or report line problems to the appropriate telephone company. Network Support Services shall be rendered from Fiserv premises.  Off-premise support will be provided upon Client’s request on an as available basis at the then-current Fiserv time and materials rates, plus reasonable travel and living expenses.

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b.              Communications Lines and Related Equipment.  Fiserv shall order, on Client’s behalf, the installation of appropriate data communication lines and communications equipment at the Fiserv data center to facilitate Client’s access to the Fiserv Services.  Client understands and agrees to pay such charges relating to the installation and use of data communications lines and communications equipment.  Except to the extent Fiserv shall provide Network Support Services to Client, Fiserv shall not be responsible for the reliability or continued availability of the telephone lines and/or communications equipment used to access the Fiserv Services.

c.               Completion Date. Fiserv shall complete the installation of the network at all locations contemplated in Exhibit A within [***] after the execution of this Agreement.  Any material delay or changes to the schedule caused by third party or Client or otherwise beyond the control of Fiserv shall relieve Fiserv of this [***] commitment.

4.             Additional Terms

a.               Material Breach.  Except as provided elsewhere in this Agreement, either party may terminate this Agreement in the event of a material breach by the other party not cured within 90 days following written notice stating, with particularity and in reasonable detail, the nature of the claimed breach.

b.              Arbitration.

i.                                          General.  Except with respect to disputes arising from a misappropriation or misuse of either party’s proprietary rights, any dispute or controversy arising out of this Agreement, or its interpretation, shall be submitted to and resolved exclusively by arbitration under the rules then prevailing of the American Arbitration Association, upon written notice of demand for arbitration by the party seeking arbitration, setting forth the specifics of the matter in controversy or the claim being made.  The arbitration shall be heard before an arbitrator mutually agreeable to the parties; provided, that if the parties cannot agree on the choice of an arbitrator within 10 days after the first party seeking arbitration has given written notice, then the arbitration shall be heard by 3 arbitrators, 1 chosen by each party and the third chosen by those 2 arbitrators.  The arbitrators will be selected from a panel of persons having experience with and knowledge of information technology and at least 1 of the arbitrators selected will be an attorney.  A hearing on the merits of all claims for which arbitration is sought by either party shall be commenced not later than 60 days from the date demand for arbitration is made by the first party seeking arbitration.  The arbitrator(s) must render a decision within 10 days after the conclusion of such hearing.  Any award in such arbitration shall be final and binding upon the parties and the judgment thereon may be entered in any court of competent jurisdiction.

ii.                                       Applicable Law.  The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. 1-16.  The arbitrators shall apply the substantive law of the State of Wisconsin, without reference to provisions relating to conflict of laws.  The arbitrators shall not have the power to alter, modify, amend, add to, or subtract from any term or provision of this Agreement, nor to rule upon or grant any extension, renewal, or continuance of this Agreement.  The arbitrators shall have the authority to grant any legal remedy available had the parties submitted the dispute to a judicial proceeding.

iii.                                    Situs.  If arbitration is required to resolve any disputes between the parties, the proceedings to resolve the dispute shall be held in Milwaukee, Wisconsin, or, in the alternative, Fiserv’s primary business location.

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c.               Insurance.  Fiserv carries the following types of insurance policies:

i.                                          Comprehensive General Liability in an amount [***] per occurrence for claims arising out of bodily injury and property damage;

ii.                                       Commercial Crime covering employee dishonesty in an [***];

iii.                                    All-risk property coverage including Extra Expense and Business Income coverage; and

iv.                                   Workers Compensation as mandated or allowed by the laws of the state in which the services are being performed, including $[***] coverage for Employer’s Liability.

d.              Miscellaneous.

i.                                          Binding Agreement.  This Agreement is binding upon the parties and their respective successors and permitted assigns.  Neither this Agreement nor any interest may be sold, assigned, transferred, pledged or otherwise disposed of by Client, whether pursuant to change of control or otherwise, without the prior written consent of Fiserv.  Client agrees that Fiserv may subcontract any of the Services to be performed under this Agreement. Any such subcontractors shall be required to comply with all of the applicable terms and conditions of this Agreement.

ii.                                       Entire Agreement.  This Agreement, including its Exhibits, which are expressly incorporated herein by reference, constitutes the complete and exclusive statement of the agreement between the parties as to the subject matter hereof and supersedes all previous agreements with respect thereto.  Modifications of this Agreement must be in writing and signed by duly authorized representatives of the parties.  Each party hereby acknowledges that it has not entered into this Agreement in reliance upon any representation made by the other party not embodied herein.  In the event any of the provisions of any Addendum or Exhibit hereto are in conflict with any of the provisions of this Agreement, the terms and provisions of this Agreement shall control unless the Addendum or Exhibit in question expressly provides that its terms and provisions shall control.

iii.                                    Severability.  If any provision of this Agreement is held to be unenforceable or invalid, the other provisions shall continue in full force and effect.

iv.                                   Governing Law.  This Agreement will be governed by the substantive laws of the State of Wisconsin, without reference to provisions relating to conflict of laws.  By entering into this Agreement, Fiserv agrees that the Office of Thrift Supervision, FDIC, or other regulatory agencies having authority over Client’s operations shall have the authority and responsibility provided to the regulatory agencies pursuant to the Bank Service Corporation Act, 12 U.S.C. 1867(C) relating to services performed by contract or otherwise. The United Nations Convention of Contracts for the International Sale of Goods shall not apply to this Agreement.

v.                                      Force Majeure.  Neither party shall be responsible for delays or failures in performance resulting from acts reasonably beyond the control of that party.

vi.                                   Notices.  Any written notice required or permitted to be given hereunder shall be given by: (i) Registered or Certified Mail, Return Receipt Requested, postage prepaid; (ii) by confirmed facsimile; or (iii) by nationally recognized courier service to the other party at the addresses listed on the cover page or to such other address or person as a party may designate in writing.  All such notices shall be effective upon receipt.

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vii.                                No Waiver.  The failure of either party to insist on strict performance of any of the provisions hereunder shall not be construed as the waiver of any subsequent default of a similar nature.

viii.                             Financial Statements.  Fiserv shall provide Client and the appropriate regulatory agencies who so require a copy of Fiserv, Inc.’s audited consolidated financial statements.

ix.                                     Prevailing Party.  The prevailing party in any arbitration, suit, or action brought against the other party to enforce the terms of this Agreement or any rights or obligations hereunder, shall be entitled to receive its reasonable costs, expenses, and attorneys’ fees of bringing such arbitration, suit, or action.

x.                                        Survival.  All rights and obligations of the parties under this Agreement that, by their nature, do not terminate with the expiration or termination of this Agreement shall survive the expiration or termination of this Agreement.

xi.                                     Recruitment of Employees.  Each party agrees not to hire the other party’s employees during the term of this Agreement and for a period of 6 months after expiration or termination except with prior written consent of the other party.

5.             Authorization/Acceptance of Agreement

This agreement is made on behalf of Fiserv and accepted on behalf of  Compass Bank by the undersigned. Subject to the terms and conditions specified herein, Fiserv is authorized to proceed with the network implementation and ongoing support described herein and Compass Bank agrees to pay the fees and charges due hereunder. [***]

FISERV SOLUTIONS, INC.		COMPASS BANK

By:	/s/ THOMAS J. GORMAN	By:	/s/ ARTHUR W. SHORT
	(Authorized Fiserv Signature)		(Authorized Client Signature)

	2/27/02		February 27, 2002
	(Date)		(Date)

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6.             Applications

This Network Design is intended to support the following Applications (enter an X to choose):

☐ [***]	☒ [***]	☒ [***]	☒ [***]	☒ [***]	☒ [***]
☐ [***]	☒ [***]	☒ [***]	☐ [***]	☐ [***]	☒ [***]
☐ Other (provide list)

7.             Notes

a.               If this change is to upgrade existing facilities or move a location, the client is reminded to budget for redundant circuit fees when applicable.

b.              At the completion of an upgrade or relocation (when redundant circuits were required), it is the clients responsibility to submit a separate request to [***] (or fax to [***]) to disconnect these redundant facilities.  If the client does not receive a conformation from planning within 24 hours they are to assume that the original request was not delivered properly.

6

EXHIBIT A

SERVICES TO BE PROVIDED

Fiserv will act as project manager on behalf of the client for installation, network control and management. This agreement provides for the network design, installation, and ongoing network monitoring and support to be completed by Fiserv as defined within this agreement.  The entire client Wide Area Network (WAN) will be monitored via Fiserv’s [***] monitoring product on a 7 x 24 basis by trained, on-site, network technicians.  The service provided by Fiserv for this option includes:

1.             Network Design Services

a)              Define requirements and work with the client to determine the network needs at each site.

b)             Design all wide area network connectivity requirements.

c)              Recommend a branch-to-gateway/server configuration.

d)             Recommend network backup and recovery options.

e)              Specify equipment types and Permanent Virtual Circuit (PVC) bandwidth requirements.

f)                Recommend a methodology for disaster recovery.

g)             Create detailed network documentation and diagram.

2.             Network Installation Services

a)              Coordination of all circuit related installations and changes for the initial installation and ongoing, which includes:

1.             Identify all ports and access speeds.

2.             Identify CIR and PVC requirements.

3.             Order circuits.

4.             Create a database identifying the requirements of each branch location.

5.             Establish D-mark locations with site contact and carrier.

6.             Establish install dates with client and carrier.

7.             Inform site contacts of install dates and coordinate visits.

8.             Work with carrier to have all circuits extended out of the wiring closets.

9.             Manage any schedule changes.

10.           Work through facility problems.

11.           Work through circuit problems (location and performance).

b)             Coordination of all hardware related installations and changes for the initial installation and ongoing, which includes:

1.     Establish all equipment requirements in accordance with Fiserv standards.

2.     Establish all cable / pin-out requirements.

3.     Order all equipment.

4.     Create detailed network diagrams.

5.     Manage the shipping of all equipment to the proper locations.

6.     Establish equipment installation location with site contact.

7.     Schedule installation with vendor and site contact.

8.     Manage any schedule changes.

7

9.     Establish standards for equipment options.

10.   Configure and option all equipment.

11.   Resolve all hardware performance issues.

12.   Resolve all hardware/carrier trouble-shooting issues.

13.   Ensure error-free testing is achieved.

c)              Provide high-end router connectivity at the [***], which includes hot spares for the backbone routers.

d)             Build a site profile for each client location in the telecommunications inventory and problem management system that identifies the circuits, hardware and site contact.

e)              Build icons and update all network management systems for each network addition and/or change.

3.             Ongoing Network Monitoring

a)              Proactive Network Management through the use of [***].

b)             [***] with integration to [***].

c)              Use of a problem management system for tracking all outages and providing a historical database and trend analysis.

d)             Trouble shooting with the use of high-end test equipment that includes, but is not limited to:

1.     [***]

2.     [***]

3.     [***]

e)              Traffic analysis through the use of [***].

f)                Backup of all network management systems [***]; backup of the router configurations after each change.

g)             Coordination with the carrier, DSU, and router vendors to provide efficient service and performance.

h)             Ownership of WAN related issues, maintenance scheduling, and tracking of all problems until they are resolved.

4.             Ongoing Network Support

a)              Work with the client to apply configuration changes if needed to efficiently run client and Fiserv applications. Fiserv warrants that (i) each Client branch contemplated in the initial network described in Exhibit A may be reconfigured [***] without any change in equipment, and (ii) the initial network as described in Exhibit A will support the transaction volumes set forth in the following table at service levels which satisfy the requirements described in Exhibit H.

8

Core Application Volumes

System/Service Description	Unit of Measure	Monthly Volume
Account Analysis	accounts	[***]
Account Reconcilement	items	[***]
ACH Receiving	transactions	[***]
ACH Origination -2 types P&H	transactions	[***]
WAN	transactions	[***]
ACH FEDI Origination	transactions	[***]
ACH Risk Processing	companies	[***]
Bill Payment Customers (90% on Internet)	active customers	[***]
Commercial Loans	open notes	[***]
Customer Relationships	accounts	[***]
Customer Service/Back Office	workstations	[***]
Demand Deposits (Retail and Commercial)	accounts	[***]
General Ledger	transactions	[***]
General Ledger	accounts	[***]
Heloc/Overdraft Loans	open accounts	[***]
Internet Banking Commercial	active customers	[***]
Internet Banking Retail	active customers	[***]
Internet Banking Bill Payment	active customers	[***]
Microfiche Originals	fiche sheets	[***]
Microfiche Copies	fiche sheets	[***]
Mortgage Loans	open accounts	[***]
(INCLUDING INVESTOR LOANS SOLD -3779)		[***]
On-Line Collections	accounts	[***]
Platform Automation/Seats	workstations	[***]
Retail Loans	open accounts	[***]
Retirement Planning (IRAs)(See Time Below)	open accounts	[***]
Safe Deposit Boxes	open accounts	[***]
Savings Deposits	open accounts	[***]
Telephone Banking Non-Bill Payment	active accounts*	[***]
Telephone Banking Bill Payment	active accounts*	[***]
Telephone Banking-By VRU	transactions	[***]
Telephone Banking-By Agents	transactions	[***]
Teller Automation/Seats	workstations	[***]
Time Deposits (includes IRAs)	open accounts	[***]

Total number of opened and closed accounts for savings and loan products on current system		[***]

9

b)             Coordinate memory and operating system upgrades for all network hardware on an as needed basis.

c)              Administer security within the wide area network.

d)             Perform ongoing strategic planning with the client to insure future requirements are being addressed and prepared for.

e)              Provide a network management infrastructure that will be used to manage and support emerging technologies.

f)                Coordinate network disaster recovery planning and provisioning.

g)             Provide registered IP addresses for network components.

5.                                       Fiserv will establish router passwords upon completion of the client network installation.  Fiserv will have the right to apply filters and access lists necessary to maintain the security of the Fiserv network. Enabled passwords will not be available to the client.  As part of our Network security policy, Fiserv maintains [***].

6.                                       A support policy has been defined to implement client needed changes to router configurations.  All changes will be completed within 3 - 5 business days from time of request.

7.                                       Fiserv will provide IP addressing for the routers that will include valid Internet addresses that are part of the addressing scheme purchased [***].  [***].

8.                                       The installation of a Wide Area Network may provide your institution with access to new applications, and increased productivity.  A few examples of  these  are:

a)              [***].

b)              Internet Access

c)              Centralized Gateways - Centralizing Gateways at WAN Hubs may ease the burden of maintaining a Gateway at each location.

d)              Electronic Mail -  A WAN may provide the ability to carry E-Mail between each of your institutions locations.

e)              File / Document Sharing – A WAN can provide users in each site to access centrally located files or documents.

9.                                      Explanation of the Cost Structure - The provisioning cost covers equipment, equipment installation, maintenance and monthly circuits.  Fiserv Professional Service fees apply to the equipment setup services provided by Fiserv and Fiserv’s ongoing network monitoring.

Problem resolution may require participation by the primary circuit carrier and third party hardware vendors.  The following outlines the service level management process with these vendors:

a)              [***] provides maintenance coverage from 24 hour a day, seven days a week, with a four-hour response time commitment.

b)              The [***] to restore an outage of a PVC or Port within [***] after a Customer has reported the issue and within [***] if a technician is required to be dispatched to the Customer site.

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Cost Summary

Item	Qty	Unit Price	Extended Price	Install	Extended Install	Monthly	Extended Monthly	One Time	Extended One Time	Monthly Recurring	Extended Monthly Recurring
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total One Time			[***]		[***]				[***]
Total Monthly							[***]				[***]
Grand Totals
				One Time		[***]

1)              Circuit installation fees [***].  Any early termination penalties charged by third party vendors will be passed to the client at Fiserv’s cost.

2)              Monthly circuit and PVC pricing includes estimated tax.  Tax on products and services, other than circuits, is not included in this agreement.

3)              Usage fees for dial up services, such as ISDN, will be passed on to the client at Fiserv’s cost.

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4)              Estimated inside wiring fees have been included. These fees are listed in the Cost Summary as installation fees associated with the circuits.  Inside wiring cost may be increased based on many factors.  Examples a products and services that could increase the inside wiring cost include, but are not limited to:

Racks

Rack Accessories

Surface Runway

Core drilling / Wall Penetration / Sleeve / Fire Seal

Cabling outside of the scope of work

Mileage and lodging charges for remote sites

5)              Current third party deinstallation charges, if any, are not included in the above agreement and will be passed to the client at Fiserv’s cost.

[***]

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EXHIBIT B

PROBLEM RESPONSE AND NETWORK REPORTS

Problem Response

Although Fiserv has made a huge commitment in tools for monitoring the network and host operating systems, not every performance problem will trigger an alert. Therefore, clients should report any network or operational problem to Philadelphia Network Support as soon as it occurs. Network Support is the focal point for all operational issues; its goals are the following:

1.     Network Support representatives will strive to keep the call-on-hold queue time less than [***] before initial pick-up.

2.               Network Support representatives will perform first-level problem determination and resolve basic issues during the client’s initial call.

3.               Network Support representatives will create a trouble ticket for all problems.  Problems that they cannot resolve will be escalated to the appropriate queue: the Network Support level 2 for all communication issues and Computer Operations for mainframe-related issues.

4.               Network Support representatives will ensure that for open problem tickets, there is dialog with the client every [***] until the problem is resolved (Monday through Friday, from 8 AM until 8 PM Eastern Time). These calls are made to the failing site; if the client prefers these calls to be placed elsewhere, the preferred call location should be pre-established with Network Support.

5.               The Network Support Unit will utilize high-end test equipment to diagnose a network problem and contact the appropriate vendor to apply corrective action on all Fiserv-supported facilities. This corrective action includes:

a.                                       Working with and dispatching carriers to identify and resolve circuit issues.

b.                                      Working with and dispatching hardware vendors to correct or replace hardware components.

c.                                       Working with technical support to ensure that the equipment version and revision levels are functioning properly.

d.                                      Performing traces and working with the System Programming Unit to review system software and transmission protocol.

6.               Typical carrier turnaround is to restore an outage of a PVC or Port within [***] after Fiserv reports the issue and within [***] if it is necessary to dispatch a technician to the client site.

7.               Fiserv circuit escalation procedures for all carriers include the following:

a.                                       After [***] the problem will be escalated to the carrier Local Service Manager.

b.                                      After [***] the problem will be escalated to the carrier District Service Manager.

c.                                       After [***] the problem will be escalated to the carrier Regional Service Manager.

d.                                      After [***] the problem will be escalated to both the carrier National Service Manager and our vendor Account Manager.

Note: The Network Support Unit will not wait the [***] intervals before escalating if they determine the service being provided by the carrier to be less than acceptable. In the event of a T1 failure, the carrier’s Local Service Manager will be notified immediately (reducing the normal escalation process by [***]).

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8.               Fiserv recommends that clients provide for backup using one of the following: ISDN dial backup, redundant hardware, multiple links, or alternate PVCs. If provision for backup is not made at the time of the initial installation, extended down time may be experienced during an outage. Fiserv reserves the right to schedule the implementation of emergency services (such as dial backup) within [***], based on the Fiserv workload and the percentage of the client network that is affected by the outage. In these cases, the client should send a request to [***]; Fiserv will provide a cost quotation and target date.

9.               Equipment escalation procedures will be conducted within the guidelines set in the maintenance contract that was purchased by the business unit:

a.                                       [***] provides maintenance coverage from 8:00 AM to 5 PM (client local time) Monday through Friday, with a [***] response time commitment.  After-hours support is guaranteed [***]

b.                                       [***] provides maintenance coverage from 8:00 AM to 6:00 PM (client local time) Monday through Friday, with a [***] response time commitment. After-hours support is [***]–not guaranteed.

Note: Enhanced maintenance contracts can be purchased from these vendors.

10.         The Fiserv Network Support Unit will also work with the client to help resolve an issue that is taking place within the client-supported network.   These services may be billable, and Fiserv is limited in the diagnostic steps that can be performed.

11.   Fiserv will have the right to apply filters and access lists necessary to maintain[***]. [***] will not be available to the client. Network technicians will provide on-site 7-day / 24-hour support; senior network technicians are available and on call during non-prime time hours.

12.         Training remains an ongoing objective for Network Support Unit personnel.  Staff development will continue to target technical expertise and improved client sensitivity.

Proactive Monitoring

Proactive monitoring of a client network consists of the following:

1.               Network technicians proactively monitor the various Network Management Systems (NMS) for performance issues. It can take up to [***] for the NMS to complete [***] (this is standard within the industry), and not all problems will trigger an alert. As a result, the Network Services Unit may not yet be aware of an issue when a client calls to report it.

2.               Proactive monitoring is extremely beneficial during the off hours, when an unmanned site encounters a circuit problem. The Network Support Unit will attempt to restore service prior to business hours, and will inform the client’s telecommunication representative via e-mail when this occurs.

3.               Proactive monitoring is also beneficial in correcting issues before they affect performance. The Network Support Unit will analyze weekly reports that detail network performance. Any errors detected within the network will be acted upon and corrected by the network technicians.

4.               The Network Support Unit will notify the client in writing when a network performance threshold is met and an upgrade to the network is required. A ticket will be created and will remain open until the situation is corrected. This ticket will appear on the client’s monthly ticket report until it is resolved.

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5.               As a matter of information, the following table lists the exceptions that Fiserv monitors, the thresholds that are set, and the action that Fiserv will take. As indicated in the “Fiserv Action” column, in most instances exceptions are addressed without client interaction.

Exception	Threshold	Fiserv Action
[***]	[***]	Open ticket, pursue with carrier & hardware vendors.
[***]	[***]	Open ticket, pursue with carrier. Inform client if upgrade is recommended.
[***]	[***]	Open ticket, pursue with carrier. Inform client if upgrade is recommended.
[***]	[***]	Open ticket, pursue with carrier. Inform client if upgrade is recommended.
[***]	[***]	Open ticket, pursue with carrier & hardware vendors.
[***]	[***]	Open ticket, inform client upgrade is recommended.
[***]	[***]	Open ticket, inform client, upgrade is recommended.
[***]	[***]	Open ticket, inform client upgrade is recommended.
[***]	[***]	Open ticket, adjust buffers.
[***]	[***]	Open ticket, pursue with carrier.
[***]	[***]	Open ticket, pursue with carrier.
[***]	[***]	Open ticket, pursue with carrier & hardware vendors.
[***]	[***]	Open ticket, pursue with carrier.
[***]	[***]	Open ticket, pursue with carrier.
[***]	[***]	Open ticket, notify client upgrade is recommended.
[***]	[***]	Open ticket, notify client upgrade is recommended.
[***]	[***]	Open ticket, notify client upgrade is recommended.
[***]	[***]	Open ticket, notify client upgrade is recommended.
[***]	[***]	Refer to third level support.

15

Note: Proactive monitoring does not include customer-supported devices such as servers, gateways, hubs, switches and local area networks. Also, the Help Desk will not contact the client site when we experience major Network, Host, CICS, or Inquiry-related problems. Such major outages invoke Standard Code Red procedures, with communication from Pittsburgh Customer Service.

Network Performance Reports

Detailed online network performance reporting is available to all clients currently utilizing Wide Area Network (WAN) technology. The reports are accessed through a web browser. They are broken down by each router in the network. Three reports are available:

1.     A detailed technical site-by-site report that includes:

a.             circuit utilization

b.             router utilization

c.             utilization of the Ethernet or token ring attached to the router

These statistics are updated hourly.

2.     Trend reporting that includes site-by-site circuit utilization spanning a two-month period.

3.     Detailed Excel spreadsheets that contain the information provided in the above trend report.

In addition to network performance reports, trouble ticket reports are also available.  Four reports are produces and they contain the following information:

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1.     Problem description, problem detail & resolution

2.     Average ticket queue time & time to resolve

3.     Number of tickets resolved in < 1 Hour, < 2 Hours, < 3 Hours, < 4 Hours , < 5 hours & > 5 hours

4.     Tickets sorted by resolution

For details on how to access these network reports, please send a request to [***]

Response Time

Response time monitoring is currently on an “as problems occur” basis. Any problems in these areas are to be reported to Network Support. Response-time issues related to the over-utilization of circuits will be reported to the appropriate client so that client can work with the Planning Unit on a potential redesign or upgrade.

Circuit Availability

All lines are available 7 x 24 except [***].  Any planned outage that extends beyond this [***] or requires a different time period, will be communicated in advance to the appropriate parties.

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EXHIBIT C

HOW TO REQUEST A NETWORK REDESIGN PROPOSAL

The process described below applies to requests for the following services:

•      Converting from a multi-drop or digital T1 environment to a routed frame relay network.

•      Enhancing the capabilities of the existing network.

•      Implementing a new network.

To obtain a redesign proposal, simply submit a request via the Internet to [***].  The request will be directed to the Project Management Unit mailbox. Please include the same information that is requested on the Telecommunications Request Form (available in the Forms section of the Client Services Partners in Excellence Manual). If Internet access is not available at your site, the request form may be completed and faxed to [***].

To request a proposal for a network reconfiguration, please submit the request form to the Project Management Unit (via e-mail to [***] or fax to [***]). If you have questions when completing the form, please call [***], at [***], extension [***].

Upon receipt of your request, Fiserv will take the following action:

1.               Assign a Network Engineer for the request.

2.               Assign a project number.

3.               The Network Engineer will contact the requester via e-mail and phone (via fax and phone if e-mail is not available) within one working day to verify receipt of the request, review the request, and obtain additional information if needed. If this contact does not take place, the requester should assume that the Project Management Unit did not receive the request.

4.               Once the Network Engineer has received all of the required information, a network proposal will be completed and presented to the requester within 10 working days. The size of the network could extend this process; please see Attachment E, Lead Times, for more details.

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EXHIBIT D

HOW TO REQUEST A NETWORK CHANGE

The process described below applies to requests for the following services:

•      Installing a new network

•      Adding new circuits to an existing network

•      Making system software gen changes

To request a change, please submit a request via the Internet to [***]. The request will be directed to the Project Management Unit mailbox. Please include the same information that is requested on the Telecommunications Request Form (available in the Forms section of the Client Services Partners in Excellence Manual). If Internet access is not available at your site, the request form may be completed and faxed to [***]. If you have questions when completing the form, please call [***], at [***], ext. [***].

Upon receipt of your request, Fiserv will take the following action:

1.                                       Assign a Project Manager for the request.

2.                                       Assign a project number.

3.                                       The Project Manager will contact the requester via e-mail and phone (via fax and phone if e-mail is not available) within one working day to verify receipt of the request, review the request, and obtain additional information if necessary. If this contact does not take place, the requester should assume that the Project Management Unit did not receive the request.

4.                                       Once the Project Manager has received all of the required information, a cost quote will be sent to the requester (if costs are associated with the change) within five days.  Networks consisting of more than 10 sites will require extra time; add one working day for each additional group of 10 sites.

5.                                       Upon receipt of a signed acceptance letter, Fiserv will initiate the appropriate orders within 5 working days. Networks consisting of more than 10 sites will require extra time; add one working day for each additional group of 10 sites. Please see Attachment E, Lead Times, for more details.

6.                                       Fiserv will send the requester a copy of the project, showing the name of the Project Manager and the project number. This will enable the requester to contact the Project Manager directly with any questions regarding the request; please be prepared to provide the project number when making inquiries.

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EXHIBIT E

HOW TO DISCONNECT EXISTING CIRCUITS

It is necessary that clients submit a request to Fiserv if they wish to disconnect an existing circuit. If Fiserv is managing a project to upgrade circuits or move a site, the client must issue a disconnect order at the completion of the upgrade or relocation. A request for disconnecting an existing circuit should contain the following information:

•                  Street address

•                  Telephone number including area code

•                  Site contact

A request to disconnect a circuit may be made via the Internet to [***]. If Internet access is not available at your site, a Telecommunications Request Form (available in the Forms section of the Client Services Partners in Excellence Manual) may be completed and faxed to [***]. If you have questions, please call [***], at [***], extension [***].

At the completion of an upgrade, site closure, or relocation (when redundant circuits were required), it is the client’s responsibility to submit a separate request to disconnect these redundant facilities.

Fiserv will contact the requester within one working day to verify receipt of the request, review the request, and obtain additional information if necessary. If this contact does not take place, the requester should assume that the Project Management Unit did not receive the request.

Upon receipt of the signed authorization for disconnecting an existing circuit, Planning will verify that the information is correct and submit a request to the carrier. Most carriers will stop billing 30 days after receiving the disconnect order. The billing adjustment on your Fiserv invoice will take place approximately 30 days after the circuit is disconnected and will be adjusted according to the disconnect date. Should you have any questions, please contact your Fiserv Relationship Manager.

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EXHIBIT F

PROJECT LEAD TIMES

Most projects require coordination among multiple vendors, representatives from the client organization, and Fiserv.  Time frames will vary, depending upon the size and complexity of the proposed project.  Fiserv’s receipt of the signed authorization from the client institution triggers the time frames outlined below.

We encourage you to use this information as a planning tool for mapping the length of time that will elapse between the date Fiserv receives your authorization to proceed with a network change and the date that you can expect the change to be implemented.

Client needed changes to router configurations (IP addresses, access list, etc.) will be completed within [***] business days from receipt of request (if non billable), and [***] business days from receipt of authorized / signed Proposal (if billable).  Requests for System Gen changes require [***] business days prior to the Gen Weekend.  See Exhibit G.  The following chart shows the typical processes and number of business days needed to implement a network of one to ten branches; note that some processes can run concurrently.

One to Ten Branches — One Hub Site

Process	No. of Days*	Day 5	Day 10	Day 15	Day 20	Day 25	Day 30	Day 35	Day 45	Day 50
Signed Proposal	[***]					[***]
Place Orders	[***]					[***]
Software (Gen)	[***]					[***]
Hardware	[***]					[***]
Circuit ([***] Frame)**	[***]					[***]
Install and Test	[***]					[***]
Production	[***]					[***]

  *            Days refer to business days.

**                                  [***] is not accepting any expedite requests for circuit installations at this time; 40 days is best case, and lead time could be much longer dependant upon area of country circuit is being installed. Lead times for local providers may be shorter.

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A larger number of branches and additional hub sites in the design will extend the amount of time that is required to design and fully implement a new network.  The following chart shows the additional lead time necessary to implement networks that consist of more than 10 branches:

More than Ten Branches

Task	Business Days
[***]	Add 1 business day for every 10 additional sites. Example: 40 branches = 13 business days (an increase of 3 days)
[***] Lead Time	Add 1 business day for every 10 additional sites. Example: 40 branches = 6 business days (an increase of 3 days)
[***] Lead Time	Add 1 business day for every 5 additional sites. Example: 40 branches = 36 business days (an increase of 6 days)
[***] Lead Time	Add 1 business day for every 3 additional sites. Example: 40 branches = 15 business days (an increase of 10 days)

Disconnecting an Existing Circuit

Process	No. of Days*	Day 5	Day 10	Day 15	Day 20	Day 25	Day 30
Request to Planning	[***]			[***]
Place Orders	[***]			[***]
Local Carrier Disconnect	[***]			[***]
[***] Disconnect	[***]			[***]

* Days refer to business days.

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EXHIBIT G

SYSTEM GEN SCHEDULE FOR [***]

In addition to the time frames given for new installations or changes to existing networks, your planning should take into account the specific dates (referred to as Gen Weekends) on which terminals or printers can be added to, changed, or deleted from the [***].  It is necessary that Planning receive such requests [***] business days prior to the Gen Weekend.

You may submit a request via the Internet to [***] or via fax to [***]. Fiserv will contact the requester within one working day to verify receipt of the request, review the request, and obtain additional information if necessary. If this contact does not take place, the requester should assume that the request was not received.

The available dates for [***] are shown below; also listed are the dates that the request must be received by Planning to be included in the gen.

[***] Gen Weekends

Gen Weekend	Request to Planning
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

If a request is not received by the “Request to Planning” date listed above, it will be included in the next scheduled software gen.

Due to the multiple activities required to process these requests, groups consisting of more than [***] Logical Units (LUs) must be submitted earlier than the date shown in the “Request for Planning” box.  Add one day for each additional group of [***] LUs (e.g. if [***] LUs are being generated, the request must be submitted two days earlier than the date shown in the “Request for Planning” box).

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EXHIBIT H

SERVICE LEVEL COMMITMENTS

1.     Service Level Commitments.

For purposes of the service level commitment categories set forth below, the described services shall be deemed to be “available” to Client if the Fiserv computer system, including all hardware and software necessary to provide the Client with the Services contemplated by this Agreement, is functioning and able to accept and process all input contemplated by this Agreement from Client and necessary to provide the Services in question.  All service levels commitments shall be averaged over a calendar month and national holidays are excluded.

(a)          Response Time.  Fiserv shall provide response time for the central processor to receive an Inquiry transaction from the communications controller at the Fiserv data center, [***] of the time during each hour from 8:00AM to 8:00PM Client Local Time (“CLT”), Monday through Saturday.

(b)         Report Availability.  Fiserv shall make available to the Client or other output distribution medium or product, critical reports for the Basic Services, no later than 7:00AM CLT each business day or 10:00AM CLT if such business day falls on the first calendar day of the month (General Ledger an additional 2 hours in each case), provided the Client has completed transmission of the data to be used in generating such reports to Fiserv no later than 12:01AM CLT.  Fiserv shall provide such reports to the Client for each Basic Service in accordance with the above schedule [***] of the time.  The “Basic Services” are [***].  The algorithm to calculate availability is:  [***] core applications multiplied by the number of processing days in a calendar month [***].

(c)          Teleprocessing Availability.  Fiserv shall make its teleprocessing services available to the Client [***] of the time during each hour from 8:00AM to Midnight CLT, Monday through Saturday, excluding overnight batch processing.

2.     Cure.

In the event that the Fiserv performance fails to meet the service level commitments set forth in this Section, the Client shall notify Fiserv in writing of such failure and shall work with Fiserv to specifically identify the problem.  If a deficiency is determined by the parties, Fiserv shall institute cure procedures.  If the deficiency is not cured within [***], Fiserv shall institute [***] of the Fixed Monthly Fee each month for each deficient service level commitment category until it is cured.  If any deficiency (i) persists for an [***] at a level [***], or (ii) recurs (once cured) more than [***] during any twelve month period, upon receipt by Fiserv of prior written notice, the Client may elect to terminate this Agreement, without the payment of liquidated damages or other termination charges, upon payment of any fees or sums due pursuant to this Agreement.  Fiserv agrees to cooperate with the Client to achieve the deconversion schedule.

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EXHIBIT I

PURCHASE OF EQUIPMENT THROUGH FISERV

Client agrees to purchase, and Fiserv agrees to sell, Equipment (as hereinafter defined) on the terms and subject to the conditions hereinafter set forth:

1.     Equipment and Fiserv Obligations.

Equipment, if any, being purchased through Fiserv shall be described in Exhibit A hereto, or in a signed order letter from Client to Fiserv specifying the quantity, type and price for the equipment desired, (the “Equipment”).  Client understands that Fiserv is acting as an independent sales organization representing each manufacturer or supplier (each, a “Manufacturer”) identified in Exhibit A.  Client also understands and agrees that the ability of Fiserv to obtain the Equipment may be subject to availability and delays due to causes beyond the control of Fiserv.  Fiserv shall promptly place any orders submitted under this Agreement with each Manufacturer and shall, at Client’s direction, request expedited delivery whenever available.

2.     Delivery and Installation.

(a)          Delivery.  On Client’s behalf, Fiserv shall arrange for delivery of the Equipment to the site or sites (“Installation Site(s)”) designated by Client on or about the date (the “Delivery Date”) requested.  In the absence of shipping instructions, Fiserv shall select a common carrier on behalf of Client.  Client shall be responsible for appropriate property insurance for all equipment, whether Client-owned or Fiserv-owned, within Client’s premises.

(b)         Installation and Acceptance.  Fiserv shall arrange for the installation of the items of Equipment in consideration of the Installation Fees listed on Exhibit A.  Client shall not perform any installation activities without the written consent of Fiserv.  Fiserv or its designee shall have full and free access to the Equipment and the Installation Site until installation is completed.  If a suitable installation environment is not provided by Client, then Fiserv shall be required to perform only as many normal installation procedures as it deems to be practicable within the available facilities.  Installation of Equipment will take place during normal Fiserv business hours, Monday through Friday, exclusive of Fiserv holidays, unless otherwise agreed by Fiserv.  The Equipment shall be deemed to have been accepted when it has passed either the Fiserv or the Manufacturer’s standard post-installation test procedures at the Installation Site.

(c)          Installation Environment.  Client shall provide a suitable installation environment for the Equipment as specified by Fiserv or its agents and any and all other specifications provided to Client by the Manufacturer or Fiserv.  Client shall also be responsible for furnishing all labor required for unpacking and placing each item of Equipment in the desired location for installation.  Client shall be responsible for physical planning including, but not limited to, floor planning, cable requirements, and safety requirements in accordance with the installation manual and any and all applicable building, electrical, or other codes, regulations, and requirements.  All such physical planning shall be completed on or before the delivery date for the Equipment.

(d)         Ongoing Maintenance.  Unless the parties agree otherwise, Fiserv shall not be responsible for the provision of any maintenance or repairs to the Equipment or of any parts or replacements for the Equipment.

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3.     Shipment, Risk of Loss and Title to Equipment.

All prices shown on Exhibit A are F.O.B. at the Manufacturer’s plant.  All transportation, rigging, drayage, insurance, and other costs of delivery of the Equipment to the Installation Site shall be itemized on an invoice submitted to Client and shall be paid by Client.  Risk of loss shall pass to Client upon shipment.  Title to the Equipment shall remain with the Manufacturer until all payments for the Equipment have been made by Client and, until such time, Client agrees that it shall not sell, transfer, pledge, or otherwise dispose of the Equipment without the prior written consent of Fiserv.

4.     Security Interest.

Client grants Fiserv a security interest in all the Equipment and the proceeds thereof until the purchase price due Fiserv therefor shall have been paid in full.  Client shall execute any instruments or documents Fiserv reasonably deems appropriate to protect the security interest and, in any event, this Agreement shall constitute a financing agreement within the meaning of Article 9 of the Uniform Commercial Code and a copy of this Agreement may be filed at any time after signature by Fiserv as a financing statement for that purpose.  In the event of default in payment or other breach by Client, Fiserv shall have all rights and remedies of a secured creditor upon default as provided by applicable law.  Fiserv shall, at its sole expense, file releases for any financing statements recorded pursuant to this Agreement promptly upon receipt of final payment.

5.     Warranties.

Fiserv warrants that Client will acquire good and clear title to the Equipment free and clear of all liens and encumbrances.  Fiserv hereby assigns to Client all warranties the Manufacturer has granted to Fiserv with respect to the Equipment as set forth on Exhibit A.  Client hereby agrees to all of the terms and conditions applicable to those warranties and acknowledges that: (i) neither the Manufacturer nor Fiserv warrants that the use of the Equipment will be uninterrupted or error free; and (ii) Manufacturer’s warranties, and the assignment of such warranties by Fiserv to Client, shall not impose any liability on Fiserv due to the services or assistance provided to Client by Fiserv with respect thereto.

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Fiserv Solutions, Inc., a Wisconsin corporation d/b/a ImageSoft Technologies (“ImageSoft”) and Compass Bank for Savings, including it’s subsidiaries, (“Client”) wish to add this Exhibit I-I to the Agreement dated July 24, 2002. In the event of a conflict between the base Exhibit I and this Exhibit I-I, this Exhibit I-I will control.  Client agrees with ImageSoft as follows:

Exhibit I-I

ImageSoft Technologies

WHEREAS, ImageSoft is the licensor of the Software (as defined below), and

WHEREAS, Client wishes to install and Use (as defined below) the Software in Client’s premises.

NOW, THEREFORE, the parties agree as follows:

1.             Definitions

1.1                                 ‘Accounts’ means the total number of individually designated accounts processed by the Software.

1.2                                 ‘Asset Size’ means Client’s total asset size as determined by the most current McFadden Financial Directory.

1.3                                 ‘Basic Maintenance Services’ means services to correct a Nonconformity in the original, unmodified Software.  Basic Maintenance Services are available only with respect to the current and last prior release of the Software.

1.4                                 ‘Computer System’ means that computer machinery  and manufacturer-supplied software used to operate the Software identified on the Schedules.  Client shall have sole responsibility to own or lease, unpack, plan, install, test, and maintain the equipment according to any and all applicable building or electrical codes, regulations or requirements, as well as the manufacturer and ImageSoft recommendations.

1.5                                 ‘Enhancements’ means modifications made to the Software that add program features or functions not originally within the Software and that are generally provided upon payment of additional License Fees.  ImageSoft reserves the right to define which changes are upgrades or separately priced enhancements.

1.6                                 ‘Implementation’ means the earlier of (a) successful completion of all tasks specified in the Schedules; or (b) Use of the Software in Client’s business for a period of 10 days without a Severity One Nonconformity.

1.7                                 ‘Location’ means the designated premises identified on the Schedules where the Computer System is located.

1.8                                 ‘Maintenance Fee’ means the total annual fee specified on the Schedules for maintenance services.

1.9                                 ‘Nonconformity’ means a failure of the Software to perform in substantial accordance with the functions described in ImageSoft’s documentation.

1.10                           ‘Professional Service Fees’ means the amounts specified on the Schedules for professional services rendered by ImageSoft to Client.

1.11                           ‘Software’ means the standard, unmodified computer programs in object code, and procedure statements in machine readable form, together with one set of ImageSoft standard documentation as listed on the Schedules.  Software does not include separate, independent, and stand-alone modules or subsystems that Client develops and maintains without ImageSoft’s assistance, nor does it include Third Party software.

1.12                           ‘Special Maintenance Services’ means any other maintenance services as specified on the Schedules.

1.13                           ‘Severity One Nonconformity’ means any problem that brings the operating system down or otherwise totally disables Client’s ability to operate the Software normally, including errors that prevent all useful work from being done, disable major functions from being performed, or that disable only certain non-essential functions and that result in substantially degraded operations.

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1.14                           ‘Specification Nonconformity’ means a failure of the modified Software to operate in accordance with the Functional Specifications.

1.15                           ‘Third Party’ means any party other than ImageSoft’s employees or subcontractors and Client.

1.16                           ‘Total License Fee’ means the total sum specified on the Schedules for the Software.  Any fees for modifications, enhancements, upgrades, or additions to the Software are excluded from this Exhibit unless otherwise specified.

1.17                           ‘Upgrades’ means changes made to maintain compatibility with new system software releases or to improve existing features and operations within the Software.  This primarily includes program fixes to the existing Software.

1.18                           ‘Use’ means copying or loading any portion of the Software from storage units or media into any equipment for the processing of data by the Software, or the operation of any procedure or machine instruction utilizing any portion of either the computer program or instructional material supplied with the Software.  Use is limited to the type of operations described in ImageSoft documentation solely to process Client’s own work, and that of it’s Affiliates (as defined herein)  limited to the designated number of copies, Accounts, and Asset Size (if applicable).  Use specifically excludes any service bureau or time-share services to Third Parties without ImageSoft’s prior written consent and payment by Client of additional fees in accordance with mutually agreed terms. ‘Affiliate’ means an entity that owns (as determined by voting interest) more than 50% of Client; an entity that is more than 50% owned by the same entity that owns more than 50% of Client; or an entity of which Client owns more than 50%.

2.                                       License to Use the Software

2.1                                 ImageSoft agrees to furnish the Software to Client and does hereby grant to Client a perpetual, non-exclusive, nontransferable License to Use the Software at the Location to process the designated number of Accounts, limited to the designated Asset Size as specified on the Schedules as applicable.  Redistribution rights, if any, to portions of the Software shall be specified in the Schedules.

2.2                                 Client may change the Location in the event Client transfers its data processing department to a new location within the same country.  Client will provide ImageSoft with 15 days advance notice of any proposed transfer of operations.

2.3                                 ImageSoft prohibits the copying of any portions of the Software except that Client may copy reasonable quantities of any standard end user documentation; and may copy machine language code, in whole or in part, in reasonable quantities, in printed or electronic form, for Use by Client at the Location for archive, back-up, or emergency restart purposes, or to replace copy made on defective media.  The original, and any copies of the Software, or any part thereof, shall remain ImageSoft’s property.

2.4                                 Client shall maintain any such copies and the original at the Location and one Client archive site in the same country, which site is specified on the Schedules (‘Archive Site’).  Client may transport or transmit a copy of the Software from the Location or the Archive Site to another location in the same country for back-up use when required by Computer System malfunction, provided that the copy or original is destroyed or returned to the Location or Archive Site when the malfunction is corrected.  Client shall reproduce and include ImageSoft’s copyright and other proprietary notices on all copies, in whole or in part, in any form, of the Software made in accordance with this Section.

2.5                                 Client shall not decompile, disassemble, or otherwise reverse engineer the Software.

2.6                                 ImageSoft grants Client the right to Use any modifications to the Software furnished or authorized by ImageSoft pursuant to this Agreement.

2.7                                 Third Party Software is provided to Client under the following supplemental terms:

(a) Use of Third Party Software shall be restricted to use as part of the Software.

(b) ImageSoft and Third Party Software owners shall not be liable for any damages, whether direct, indirect, incidental, or consequential arising from the use of the Third Party Software.

(c) Third Party Software owners are hereby designated as third party beneficiaries of this Agreement as it relates to their software.

3.                                       Professional Services Terms

3.1                                 ImageSoft will provide Client with modifications and

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other professional service deliverables at the then current fees or rates for professional services provided by ImageSoft.  All such modifications and other professional service deliverables shall be performed in accordance with the procedures set forth below.

3.2                                 Business Requirements List.  Client shall provide ImageSoft with all necessary information concerning Client’s requirements.  ImageSoft shall review and suggest revisions to such Business Requirements List on a timely basis.  The parties shall mutually agree in writing the final Business Requirements List for any project.

3.3                                 Functional Specifications.  Any modifications to the Software or other professional service deliverables shall be based on specifications created by ImageSoft and approved by Client as provided below.

(a)           ImageSoft shall develop Functional Specifications based on the Business Requirements List for Client’s written approval.  ImageSoft shall not be obligated to perform any further development work until the Functional Specifications are approved in writing by Client, which approval shall not be unreasonably withheld or unduly delayed.

(b)           Modifications, changes, enhancements, conversions, upgrades, or additions to the agreed upon work shall be added only upon mutual written agreement.  In the event the parties agree to add any such items, the Functional Specifications and applicable Project Plan shall automatically be modified to the extent necessary to allow for the implementation or provision of the items.

3.4                                 Project Plan.  ImageSoft shall develop a Project Plan for each modification to the Software or other professional service deliverables based on the Functional Specifications.  Each such Project Plan shall contain a listing of the nature and timing of tasks for the project, some of which are to be performed by ImageSoft and some by Client.  Modifications and changes to the Project Plan shall be only by mutual written agreement of the parties.

3.5                                 Acceptance.  The Software modifications shall be deemed accepted by Client (a) upon Client sign-off or; (b) by productive use of the modified Software in Client’s business for a period of 10 business days unless Client promptly notifies ImageSoft in writing (and with reasonable particularity) upon conclusion of the acceptance test or earlier upon discovery of any Specification Nonconformities disclosed by such testing or use.  ImageSoft shall correct any such Specification Nonconformities without further charge to Client within a reasonable time of such notice.

3.6                                 Should ImageSoft provide installation, conversion, or training to Client, the fees therefor shall be specified on the Schedules. If Client is unable to provide reasonable access to required facilities or personnel or is unable to meet its tasks assigned on the Business Requirements List or the Project Plan, ImageSoft will endeavor to reschedule tasks to minimize the non-productive time arising.  All such non-productive time is chargeable to Client.  If such non-productive time is expected to be significant, ImageSoft will endeavor to reassign its personnel to other suitable work.  In this event, Client will not be charged for the time personnel were reassigned

4.                                       Maintenance Services Terms

4.1                                 ImageSoft will provide the following Basic Maintenance Services to Client:

(a)           10 hours of telephone support per month during normal business hours.  If Client exceeds 15 hours, Client will be contacted and invoiced for hourly support at ImageSoft’s then current rates.

(b)           On-site support when requested by Client at ImageSoft’s then current rates.

(c)           Software program fixes to correct Severity One Nonconformities for the current and previous release will be provided 24 hours per day, 7 days per week.  ImageSoft will respond to a Severity One Nonconformity call within 2 hours.  In the event a Severity One Nonconformity is not corrected within 24 hours of the call, ImageSoft shall provide Client with a temporary fix or, if not correctable by a temporary fix, provide on-site service.  Client agrees to provide ImageSoft with reasonable assistance and information in connection with the foregoing.

(d)           Software program fixes to correct non-Severity One Nonconformities for the current and previous release will be provided within a reasonable period of time

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upon notice by Client.  Client agrees to provide ImageSoft with reasonable assistance and information in connection therewith.

(e)           ImageSoft shall maintain the Software in compliance with applicable State and Federal regulations that apply to Client.  Software Upgrades will be provided to Client.  Upon Client request, ImageSoft will install such Upgrades at ImageSoft’s then current rates.

(f)            Training for Upgrades may be offered to Client at ImageSoft’s then current rates.

4.2                                 Special Maintenance Services, if selected by Client, shall be designated on the Schedules.

4.3                                 Client agrees to train current and future employed staff members on the technical and user operations of the Software.

4.4                                 ImageSoft may utilize remote diagnostic software and dial-up telephone lines in providing these services  subject to Client’s network security requirements.  Client shall reasonably cooperate and assist ImageSoft to expedite resolution of Nonconformities.  Client is responsible for costs associated with remote dial-up.

4.5                                 Should ImageSoft’s review of the Nonconformity indicate, in ImageSoft’s reasonable opinion, that the reported problem is not a defect in the Software but is due to other problems including, but not limited to, input not in accordance with specifications, additions to the Software not performed by ImageSoft, Client’s failure to maintain the Computer System properly, or Client’s failure to install required Software release(s) as instructed by ImageSoft, then:

(a)           Client agrees to reimburse ImageSoft the related costs of work performed by ImageSoft in investigating the problem, including related system costs, at ImageSoft’s then standard rates; and

(b)           On Client’s request, ImageSoft shall advise Client whether ImageSoft can correct or assist in resolving such problem, and the terms under which ImageSoft shall undertake the same; on written acceptance by Client, ImageSoft shall correct or assist in resolving the problem in accordance with such terms.

4.6                                 The initial term of maintenance, Maintenance Fee,  and adjustment terms are specified on the Schedules.  Maintenance Fees shall be subject to annual increases and shall also be subject to increase following delivery of Enhancement(s), modifications or additions to the Software, or changes in the designated number of Accounts or Asset Size as specified in the Schedules.

5.                                       Use Of And Rights To ImageSoft’s Work Product

All information, reports, studies, object or source code, flow charts, diagrams, and other tangible or intangible material of any nature whatsoever produced by or as a result of any of the services performed hereunder (other than Client’s or it’s customers own data) shall be the sole and exclusive property of ImageSoft or its corporate parent.  Client shall be entitled to Use all such work product produced by ImageSoft in accordance with the terms and conditions of this Exhibit.

6.                                       Equipment Terms

6.1                                 Client agrees to purchase, and ImageSoft agrees to sell, the Computer System described in the Schedules.  Client understands that ImageSoft is acting as an independent sales organization representing each manufacturer or supplier identified in the Schedules.

6.2                                 Client also understands and agrees that the ability of ImageSoft to obtain the Computer System may be subject to availability and delays due to causes beyond the control of ImageSoft.  ImageSoft shall promptly place any orders submitted under this Agreement with each manufacturer or supplier and shall, at Client’s direction, request expedited delivery whenever available.

6.3                                 Client shall be responsible for appropriate property insurance for all equipment, whether Client-owned or ImageSoft-owned, within Client’s premises.

6.4                                 On Client’s behalf, ImageSoft shall arrange for delivery of the Computer System to the site or sites (collectively, the ‘Installation Site’) designated by Client on the Schedules on or about the date (the ‘Delivery Date’) requested by Client.  In the absence of shipping instructions, ImageSoft shall select a common carrier.

6.5                                 Client shall provide a suitable installation environment for the Computer System as specified by ImageSoft or its agents and any and all other specifications provided

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to Client by the manufacturer, supplier, or ImageSoft.  Client shall also be responsible for furnishing all labor required for unpacking and placing each portion of the Computer System in the desired location for installation.  Client shall be responsible for physical planning including, but not limited to, floor planning, cable requirements, and safety requirements in accordance with the installation manual and any and all applicable building, electrical, or other codes, regulations, and requirements.  All such physical planning shall be completed on or before the delivery date for the Computer System.

6.6                                 All prices shown on the Schedules are F.O.B. at manufacturer’s or supplier’s plant.  All transportation, rigging, drayage, insurance, and other costs of delivery of the Computer System to the Installation Site shall be itemized on an invoice submitted to Client and shall be paid by Client.

6.7                                 Title to the Computer System shall remain with ImageSoft until all payments for the Computer System are made by Client and, until such time, Client agrees that it shall not sell, transfer, pledge, or otherwise dispose of the Computer System without ImageSoft’s prior written consent.

6.8                                 Client grants ImageSoft a security interest in the Computer System and the proceeds thereof until the purchase price due ImageSoft is paid in full.  Client shall execute any instruments or documents ImageSoft deems appropriate to protect the security interest and, in any event, this Agreement shall constitute a financing agreement within the meaning of Article 9 of the Uniform Commercial Code and a copy of this Agreement may be filed at any time after signature by ImageSoft as a financing statement for that purpose.  In the event of default in payment or other breach by Client, ImageSoft shall have all rights and remedies of a secured creditor upon default as provided by applicable law.

6.9                                 The Computer System shall be deemed accepted when Client has review and approved ImageSoft’s, the manufacturer’s, or supplier’s standard post-installation test procedures at the Installation Site which approval shall not be unreasonably withheld or delayed.

6.10                           ImageSoft warrants that Client will acquire good and clear title to the Computer System free and clear of all liens and encumbrances.  ImageSoft hereby assigns to Client all warranties the manufacturer or supplier has granted to ImageSoft with respect to the Computer System.  Client hereby agrees to all of the terms and conditions applicable to those warranties and acknowledges that:

(a)           none of the manufacturer, supplier, or ImageSoft warrants that the use of the Computer System will be uninterrupted or error free; and

(b)           manufacturer’s or supplier’s warranties, and the assignment of such warranties by ImageSoft to Client, shall not impose any liability on ImageSoft due to the services or assistance provided to Client by ImageSoft with respect thereto.

6.11                           Unless the parties agree otherwise, ImageSoft shall not be responsible for the provision of any maintenance or repairs to the Computer System or of any parts or replacements for the Computer System.

7.                                       Performance

7.1                                 Client shall give ImageSoft full access to the Location, the Software, and the Computer System to enable ImageSoft to provide Services and shall make available information, facilities, and services reasonably required by ImageSoft for the performance of its obligations hereunder.

7.2                                 Work in determining the nature of any problem or in making corrections, amendments, or additions to the Software may be carried out at ImageSoft’s site or at the Location at ImageSoft’s discretion.

7.3                                 Client agrees to maintain the Computer System and Software according to ImageSofts reasonable recommendations during the term hereof.

8.                                       Warranties

8.1                                 ImageSoft warrants that the Software will perform in accordance with its documentation with attachment B to any Schedule, if applicable, when operated in the specified operating environment as identified in the Schedules.  For a period of 60 days after Implementation, ImageSoft will promptly provide replacements or corrections to any part of the Software that does not so perform where such failure is material, provided ImageSoft is notified in writing.  This warranty shall not apply if the problem is caused by unauthorized modification to the Software or by incorrect Use. Client acknowledges that the Software is designed to operate on the Computer System and that

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the warranties given by ImageSoft are conditional upon the procurement and maintenance by Client of the Computer System in accordance with the then current specified configuration.

8.2                                 ImageSoft’s obligation under the warranty stated in the foregoing paragraph shall be to repair or replace defective or non-conforming parts of the Software at its own expense and within a reasonable time.

8.3                                 ImageSoft warrants that it has the right to license the Use of the Software.

8.4.                              ImageSoft warrants that the Software is Year 2000  compliant.

9.                                       Indemnity

9.1                                 ImageSoft shall indemnify Client and hold it harmless against any claim or action that alleges the Use of the Software infringes a patent, copyright or other proprietary right of a Third Party enforceable in the Location.  Client agrees to notify ImageSoft promptly in writing of any such claim and grants ImageSoft sole right to control the defense and disposition of such claim.

9.2                                 If as a result of any such claim ImageSoft or Client is permanently enjoined from using the Software by a final, nonappealable decree, ImageSoft at its sole option and expense may (a) procure for Client the right to continue to use the Software; or (b) provide a replacement or modification for the Software so as to settle such claim.  If modification of the Software is not reasonably practical in ImageSoft’s sole opinion, ImageSoft shall discontinue and terminate the license upon written notice to Client and shall refund to Client on a pro rata basis based on a 60 month amortization schedule, all Fees paid to ImageSoft under this Exhibit.  In making this determination, ImageSoft will give due consideration to all factors including financial expense.

9.3                                 The foregoing states ImageSoft’s entire liability for the infringement of any copyrights, patents or other proprietary rights of a Third Party by the Software or any parts thereof, and Client hereby expressly waives any other liabilities on the part of ImageSoft arising therefrom.

9.4                                 ImageSoft shall have no liability for any claim based upon

(a)           Use of any part of the Software in combination with  materials, software, or equipment not provided or contemplated by Imagesoft; or

(b)           modifications made by Client or any Third Party.

10.                                 Title

10.1                           Nothing in this Agreement shall convey to Client any title to or any rights in the Software including but not limited to all proprietary rights or ownership of any modifications.  The Client’s sole right in relation to the Software or any modifications is to Use the same for the duration of this Exhibit under the terms and conditions contained herein.

10.2                           The Software and all modifications, enhancements, or upgrades made to the Software and all patents, copyrights, or other proprietary rights related to each of the above are the sole and exclusive property of ImageSoft or its corporate parent, whether made by ImageSoft, Client, or any of their employees or agents.  Client shall execute documents reasonably required by ImageSoft to perfect such rights..

11.                                 Termination

11.1                           The termination of this Exhibit shall automatically, and without further action by ImageSoft, terminate and extinguish the license, and all rights in and to the Software shall automatically revert irrevocably to ImageSoft.  ImageSoft shall have the right to take immediate possession of the Software and all copies thereof wherever located without further notice or demand.

11.2                           If Client violates any of the Non-Assignment, License, or Use provisions of this Exhibit, or confidentiality provisions of the Agreement as relates to Software, and fails to remedy any such breach within 15 days of written notice thereof from ImageSoft, ImageSoft may terminate this Exhibit without further notice.

12.                                 Non-Assignment

12.1                           In the event of the sale of 50% or more of Client’s common stock, or the sale of all or substantially all of Client’s assets, or in the event of any merger in which Client is not the surviving organization, Client may transfer this Exhibit and the license upon ImageSoft’s prior written consent, which consent shall not be unreasonably withheld or delayed.

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12.2                           If the organization acquiring Client’s common stock, assets or surviving a merger is an organization deriving more than 5% of its gross revenues from providing service bureau, time share, computer software consulting services, computer software licensing or computer hardware sales, ImageSoft shall be under no obligation to consent to such transfer.

13.                                 Export License

13.1                           Limit on Export.  Client shall not export, or re-export, directly or indirectly, any Software purchased from ImageSoft or any technical data derived therefrom to any country for which the United States Government or any agency thereof may require an export license or other government approval without first acquiring that license or approval.

13.2                           Compliance.  Client agrees that with respect to compliance with the United States Export regulations, (i) Client will comply with such export regulations regarding the Software and technical data; (ii) Client will permit audits or reviews by ImageSoft covering the Software and data export activity; (iii) Client understands that ImageSoft reserves the right to refuse performance of its obligations hereunder in cases of noncompliance by Client of such export regulations; and (iv) Client will not engage in any transaction of activity with any party, firm, or company notified by the U.S. Department of Commerce Office of Export Administration to be unsuitable or listed on the table of denial orders.

IN WITNESS WHEREOF, the parties have caused this Exhibit I-I to be executed by their duly authorized representatives as of the date indicated below.

FISERV SOLUTIONS, INC. d/b/a IMAGESOFT TECHNOLOGIES		COMPASS BANK FOR SAVINGS

By: /s/ DAVID C. WILCOX		By: /s/ ARTHUR W. SHORT

Name:	David C. Wilcox	Name:	Arthur W. Short

Title:	Senior Vice President	Title:	COO and Executive Vice President

Date:	August 28, 2002	Date:	August 28, 2002

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Fiserv Solutions, Inc., a Wisconsin corporation d/b/a ImageSoft Technologies (“ImageSoft”) and Compass Bank for Savings (“Client”) wish to add this Schedule I to the Exhibit I-1 dated July 24, 2002.  Client agrees with ImageSoft as follows:

Schedule I

ImageSoft:             Fiserv Solutions Inc, d/b/a ImageSoft Technologies

Client:     Compass Bank for Savings

License Section

A.            Software System based on

•              Number of Accounts Processed       N/A

•              Number of Customers Processed     N/A

•              Asset size of        N/A

B.                                     The following ImageSoft Software Modules to function on the Computer System listed in the Computer System Section of this Schedule:

Nautilus Modules	Quantity	Unit Price	Total Fee
• Multi-User Archive	1	[***]	$	[***]
• COLD Reporting	1	[***]	$	[***]
• Advanced Mail	1	[***]	$	[***]
• Print Distribution	1	[***]	$	[***]
• DVD Authoring	1	[***]	$	[***]
• Named Clients (1-2 Clients)	2	[***]	$	[***]
• Concurrent Clients (1-40 Clients)	55	[***]	$	[***]

Total ImageSoft License Fees:	$ [***]

C.            Software License includes:

•              Usage of runtime code for the ImageSoft Software Modules shown in B above.

•           One electronic copy of System Documentation and Instruction Manuals for use of the Software System.

D.            Location(s):

Site Location:	Billing Location:	Payment Location:
Compass Bank for Savings One Compass Place New Bedford, MA 02740	Compass Bank for Savings One Compass Place New Bedford, MA 02740 ATTN: Accounts Payable	ImageSoft Technologies 2600 Maitland Center Parkway, Suite 200 Maitland, FL 32751 ATTN: Controller

Disaster Recovery Location:
[***]
Archive Site
[***]

1

E.             License Fee Payment Schedule:

Invoices will be issued according to the following timetable:

Date	Event	Amount Payable
TBD	Upon execution of this Agreement	$	[***]
TBD	Upon completion of Integration Test at Client’s site	$	[***]
TBD	Upon completion of Implementation	$	[***]

Professional Services Section

A.            Professional Services Fees (Implementation):

The costs for Professional Services Fees regarding implementation of Client are $ [***].

Description
Pre-Installation & Planning Meeting — meeting on-site to analyze installation logistics, system utilization, documents types, and interface requirements.

Archive / Client Baseline – database Server setup for 1st institution, 1-10 Client Workstations (at the same location), 1 day Administration, Operator, and Client Installation consultative training.

COLD Processor Installation – COLD Processor Module setup, Statement file setup Administration and Report Setup, and ½ Day Operator consultative training.

Advanced Mail Services – install and set up the Advanced Mail Services module.

Print Distribution Installation – install and set up of the Print Distribution module.

DVD Authoring Installation – Install and set up of DVD Authoring module.

Integration, pre-staging and testing of Client supplied archive server.

Nautilus Training – includes end user training and systems administration training for one attendee at ImageSoft’s Maitland, Florida office.

B.            Implementation Deliverables:

1.             Project Plan

•                  To be mutually developed, agreed upon and maintained during implementation.

•                  The Project Plan shall be attached as Attachment A hereto.

2.             Software modules shown in License Section.

3.             The Equipment shown in the Third Party Hardware and Software Section.

C.            Professional Services Fees Payment Schedule:

Invoices will be issued according to the following timetable:

2

Date	Event	Amount Payable
TBD	Upon execution of this Agreement	$	[***]
TBD	One month after execution of this Agreement	$	[***]
TBD	Upon completion of Implementation	$	[***]

Maintenance Services Section

A.            Maintenance Services:

1.                                       The initial term of maintenance shall be for [***] commencing upon termination of the warranty period and shall be automatically renewed for successive one year periods (or fractions of one year periods to remain co-terminus with the Fiserv COS Master License Agreement to which this agreement is appended) unless terminated upon 30 days prior written notice by either party to the other before expiration of the initial or any additional term.

2.                                       Software Modules:  Same as License Section.

3.                                       Basic Maintenance Fee:

a.               [***] of the Total License Fees per year.  For the initial maintenance term, the Basic Maintenance Fee shall be $[***] per year.

4.                                       Special Maintenance Fee:  N/A.

5.                                       Annual Increase Amount:

Shall be limited to the lesser of [***] or the change in the U.S. Department of Labor, Consumer Price Index (CPI) for the Urban Wage Earners and Clerical Workers, All Cities, (1982=100) for the 12 month period preceeding the effective date of this Schedule.

B.            Maintenance Fee Payment Schedule:

Maintenance Fees will be invoiced yearly in advance commencing upon expiration of the warranty period.

Computer System Section

The Computer System upon which the Software will be operated consists of the following components plus additional Third Party Hardware and Software identified in that Section of this Schedule:

Description	Units
All components shown in Third Party Hardware and Software Section below.

Third Party Hardware and Software Section

A.            Third Party Hardware and Software:

The following components make up the Equipment referred to in the Professional Services Section:

3

Description	Units	Client Price/Unit	Extended Price
Third Party Software
• [***]	77	Customer supplied	Customer supplied
• [***]	1	Customer supplied	Customer supplied
• [***]	2	Customer supplied	Customer supplied
• [***]	1	Customer supplied	Customer supplied

[***] (ImageSoft minimum recommended configuration)	1	Customer supplied	Customer supplied

(1) [***] / Xeon 1400 GHz processor, 1 GB RAM, Dual Channel Integrated  Ultra2 SCSI adapter, [***], Keyboard, Mouse, monitor, 2 x 18.2 GB drives, 8 x 72.8 GB drives, [***] MHz 2 CH Wide Ultra3 SCSI adapter, , Smart Array 5i Plus Controller and BBWC Enabler option kit, T2200 XR UPS, [***] w/5 clients, Veritas backup Exec for Win NT, Warranty: 24 x 7 4Hr On site Response

(1) Veritas Backup Exec SQL Server Agent for Win NT v8.6
(1) 56.6 External US Robotics Modem
(1) Modem Cable (6 ft)	1	Customer supplied	Customer supplied

DVD Writer and Media	1	$ [***]	$ [***]

(1) DVD-Recorder 4.7 GB (Includes Prassi recording sw)
(1) Adaptec 2940 Ultra SCSI card
(1) SCSI Cable
(1) Blank DVDs and Jewel Cases (Qty. 20)

Total			$ [***]

B.            Third Party Hardware and Software Payment Schedule:

Date	Event	Amount Payable
TBD	Upon execution of this Schedule	$	[***]
TBD	Upon shipment to Client	$	[***]

Additional Terms Section

A.           Except as otherwise expressly provided herein, Client agrees to pay actual and reasonable travel and living expenses of ImageSoft employees and ImageSoft authorized contractors who render services at either the Location or any other Client site in connection with the activities described in this Schedule.  All expenses shall be itemized on invoices submitted by ImageSoft and shall be due and payable upon presentation of each invoice as provided herein.

B.             ImageSoft is extending to Client a [***] in the amount of $[***] to be applied to invoices issued upon completion of Implementation of this Schedule I.

C.             All training included as part of this Exhibit must be completed with twelve (12) months from the execution date of this Schedule I.

4

IN WITNESS WHEREOF, the parties have caused this Schedule to be executed by their duly authorized representatives as of the date indicated below.

FISERV SOLUTIONS, INC. d/b/a IMAGESOFT TECHNOLOGIES		COMPASS BANK FOR SAVINGS

By: /s/ DAVID C. WILCOX		By: /s/ ARTHUR W. SHORT

Name:	David C. Wilcox	Name:	Arthur W. Short

Title:	Senior Vice President	Title:	COO and Executive Vice President

Date:	August 28, 2002	Date:	August 28, 2002

5

ATTACHMENT A

Project Plan

(To be agreed upon)

6

ATTACHMENT B

ASSUMPTIONS LIST

7

1.0 Configuration Assumptions

Based upon the operational constraints and volume information that Compass Bank for Savings personnel have provided, ImageSoft has prepared an integrated hardware / software configuration to meet your performance expectations.  Following are the assumptions that have been used to create this configuration with resulting processing characteristics:

Data Input

1.              A maximum of [***] pages of COLD Report or text statement information ([***]) with a [***] annual growth is ingested monthly.

2.              ImageSoft assumes every COLD Report Type ingested into Nautilus from Compass Bank for Savings will have a unique Report identifier and unique Institution number that are static in its location. Additionally, Nautilus can support getting the Report identifier and Institution number from the file header in a single report per file environment, which will enhance COLD Report ingestion performance.

3.              Document and image information is managed according to a parameter-based retention strategy as follows (Client is to supply hardware):

COLD Reports

•                  [***] months of reports online.

•                  [***] months of reports off-line.

Indexes

•                  [***] months of indexes for all objects.  Compass Bank for Savings may expand the RAID array to maintain any object indexes to meet their service levels.

4.              Based upon this retention strategy, the Nautilus Application server will manage the appropriate multi-tier storage resources as follows:

•                  Hot-swappable RAID and power supplies were used to satisfy ImageSoft’s service levels for hardware redundancy.  If service levels for hardware redundancy have not been met, ImageSoft can reconfigure the hardware to meet Compass Bank for Savings requirements (at additional cost — outside the scope of this proposal).

•                  Total on-line storage is configured for tier 1 high availability and data integrity using RAID (level 5) resources.  It includes sufficient space for all index information and system executables (e.g., operating system, temporary files, database logging, etc.).  The system is configured using 2 x 18.2 GB disk drives in a RAID (level 1) for operating system and database logging and 8 x 72.8 GB disk drives in a RAID (level 5) for indexes and images, and temp space.

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•                  Hardware is to be supplied by Compass Bank for Savings.

•                  Remaining (off-line) storage may be maintained “on-shelf”.

Data Access

5.                                      Compass Bank for Savings has indicated that their desktop environment of users is adequately supported by 55 concurrent (occasional / shared access) and 2 named (dedicated access) client licenses.  Also included are 2 named licenses required for system processes.  Third party software to support these workstations is to be supplied by Compass Bank for Savings.

6.                                      Compass Bank for Savings is responsible for all LAN / WAN equipment and networking required to support the proposed system.

7.                                      Compass Bank for Savings may leverage PC equipment or acquire new hardware that meets the minimum hardware requirements indicated in the attachments to this proposal.

8.                                      ImageSoft assumes that Compass Bank for Savings is using the ‘Per Server’ licensing model for [***].  These products require a client access license (CAL) for each Nautilus client and teller workstation.  [***] Licensing enables Compass Bank for Savings to provide an unlimited number of [***] to their customers.  Due to the large number of client connections proposed, this solution would be more cost effective for Compass Bank for Savings. Third party software is to be supplied by Compass Bank for Savings.

9.                                      ImageSoft has provided [***] communication software that allows Compass Bank for Savings operations to verify status of system processes for the Archive Server.  ImageSoft also utilizes this software for [***] diagnostics in providing maintenance and support to Compass Bank for Savings.

10.                               ImageSoft is responsible for the installation & configuration all multi-user Nautilus software modules proposed and up to 10 Nautilus clients on-site. Compass Bank for Savings is responsible for installation and configuration of additional Nautilus clients.  ImageSoft can quote the necessary professional services for this effort if elected by Compass Bank for Savings (outside the scope of this proposal).  Should Compass Bank for Savings require workstation installation and configuration at remote branches, additional costs for travel days, travel time, meals and lodging will be billed at actual expense.

11.                               Compass Bank for Savings will provide [***] to protect system data.  Compass Bank for Savings is responsible for routine backup activities.

9

12.                               Compass Bank for Savings is responsible for any maintenance or repairs to the third party hardware provided within the scope of this proposal.  It is the responsibility of Compass Bank for Savings to elect hardware maintenance through client service agreements directly with the hardware vendor(s) that will meet their individual needs.  Maintenance may be extended to include same day response time and extended hours coverage where available from the vendor.  Maintenance options must be extended within a vendor-specified period of time from the date of hardware shipment.

13.                               Should Compass Bank for Savings elect to purchase the proposed Third Party Hardware and Software from a vendor other than ImageSoft, a pre-staging fee will be charged to Compass Bank for Savings.

Production Output

14.                               System-wide backups and network print is supported by the Nautilus Application server as appropriate.

The ImageSoft recommended storage strategy is parameter-driven and highly flexible.  It may be easily expanded to meet the additional production and service level response specified by Compass Bank for Savings.

[Note: Hardware and storage resources to meet expanded requirements are at additional cost, beyond the scope of this proposal.  Due to continuous technology advances, ImageSoft recommends that Compass Bank for Savings add storage and processing resources on an incremental basis — only as needed.]

10

Fiserv Solutions, Inc., a Wisconsin corporation d/b/a ImageSoft Technologies (“ImageSoft”) and Compass Bank for Savings (“Client”) wish to add this Schedule II to the Exhibit I-1 dated July 24, 2002.  Client agrees with ImageSoft as follows:

Schedule II

ImageSoft:             Fiserv Solutions Inc, d/b/a ImageSoft Technologies

Client:     Compass Bank for Savings

License Section

A.            Software System based on

•                               Number of Accounts Processed       N/A

•                               Number of Customers Processed     N/A

•                               Asset size of                     N/A

B.                                     The following ImageSoft Software Modules to function on the Computer System listed in the Computer System Section of this Schedule:

Nautilus Modules	Quantity	Unit Price	Total Fee
• Document Imaging (Kofax 1st copy)	1	[***]	$	[***]
• FAST Teller / Platform Signature	1	[***]	$	[***]

Total ImageSoft License Fees:	$ [***]

C.                                     Software License includes:

•                               Usage of runtime code for the ImageSoft Software Modules shown in B above.

•                               One electronic copy of System Documentation and Instruction Manuals for use of the Software System.

D.                                    Location(s):

Site Location:	Billing Location:	Payment Location:
Compass Bank for Savings One Compass Place New Bedford, MA 02740	Compass Bank for Savings One Compass Place New Bedford, MA 02740 ATTN: Accounts Payable	ImageSoft Technologies 2600 Maitland Center Parkway, Suite 200 Maitland, FL 32751 ATTN: Controller

Disaster Recovery Location:
[***]

Archive Site
[***]

1

E.             License Fee Payment Schedule:

Invoices will be issued according to the following timetable:

Date	Event	Amount Payable
TBD	Upon execution of this Agreement	$	[***]
TBD	One month after execution of this Agreement	$	[***]
TBD	Upon completion of Implementation	$	[***]

Professional Services Section

A.            Professional Services Fees (Implementation):

The costs for Professional Services Fees regarding implementation of Client are $[***].

Description
Document Imaging Installation – install of Document Imaging module, Scanner interface Configuration and setup of up to 10 document types. 1 day Operation and Administration consultative training.
FAST / Teller Signature Installation – Install and set up of FAST / Teller Signature module.

B.            Implementation Deliverables:

1.               Project Plan

•                  To be mutually developed, agreed upon and maintained during implementation.

•                  The Project Plan shall be attached as Attachment A hereto.

0.               Software modules shown in License Section.

1.               The Equipment shown in the Third Party Hardware and Software Section.

C.            Professional Services Fees Payment Schedule:

Invoices will be issued according to the following timetable:

Date	Event	Amount Payable
TBD	Upon execution of this Agreement	$	[***]
TBD	One month after execution of this Agreement	$	[***]
TBD	Upon completion of Implementation	$	[***]

Maintenance Services Section

A.            Maintenance Services:

1.                                       The initial term of maintenance shall be for [***] commencing upon termination of the warranty period and shall be automatically renewed for successive one year periods (or fractions of one year periods to remain co-terminus with the Fiserv COS Master License Agreement to which this agreement is appended) unless terminated upon 30 days prior written notice by either party to the other before expiration of the initial or any additional term.

2

2.                                       Software Modules:  Same as License Section.

3.                                       Basic Maintenance Fee:

[***] of the Total License Fees per year.  For the initial maintenance term, the Basic Maintenance Fee shall be $[***] per year.

4.                                       Special Maintenance Fee:  N/A.

5.                                       Annual Increase Amount:

Shall be limited to the lesser of [***] or the change in the U.S. Department of Labor, Consumer Price Index (CPI) for the Urban Wage Earners and Clerical Workers, All Cities, (1982=100) for the 12 month period preceeding the effective date of this Schedule.

B.            Maintenance Fee Payment Schedule:

Maintenance Fees will be invoiced yearly in advance commencing upon expiration of the warranty period.

Computer System Section

The Computer System upon which the Software will be operated consists of the following components plus additional Third Party Hardware and Software identified in that Section of this Schedule:

Description	Units
All components shown in Third Party Hardware and Software Section below.

Third Party Hardware and Software Section

A.            Third Party Hardware and Software:

The following components make up the Equipment referred to in the Professional Services Section:

Description	Units	Client Price/Unit	Extended Price
Third Party Software
• [***]	300	Customer supplied	Customer supplied
• [***]	1	Customer supplied	Customer supplied

Compaq Document Imaging Workstation	1	$ [***]	$ [***]

(1) Compaq EVO D500 CMT P4/1.8 Ghz, 128MB, 20GB, CD, mouse, kybd, 10/100 NIC, NT/W2K
(1) Compaq 21” monitor
(1) ATI Video Accelerator Card 16 MB
(1) Fujitsu 4097D SCSI 50 PPM B/W scanner ADF100
(1) Kofax Adrenaline Processing Accel
(1) Scanner Cable SCSI Interface

Total			$ [***]

B.            Third Party Hardware and Software Payment Schedule:

3

Date	Event	Amount Payable
TBD	Upon execution of this Schedule	$	[***]
TBD	Upon shipment to Client	$	[***]

Additional Terms Section

A.           Except as otherwise expressly provided herein, Client agrees to pay actual and reasonable travel and living expenses of ImageSoft employees and ImageSoft authorized contractors who render services at either the Location or any other Client site in connection with the activities described in this Schedule.  All expenses shall be itemized on invoices submitted by ImageSoft and shall be due and payable upon presentation of each invoice as provided herein.

B.             All training included as part of this Exhibit must be completed with twelve (12) months from the execution date of this Schedule II.

IN WITNESS WHEREOF, the parties have caused this Schedule to be executed by their duly authorized representatives as of the date indicated below.

FISERV SOLUTIONS, INC. d/b/a IMAGESOFT TECHNOLOGIES		COMPASS BANK FOR SAVINGS

By: /s/ DAVID C. WILCOX		By: /s/ ARTHUR W. SHORT

Name:	David C. Wilcox	Name:	Arthur W. Short

Title:	Senior Vice President	Title:	COO and Executive Vice President

Date:	August 28, 2002	Date:	August 28, 2002

4

ATTACHMENT A

Project Plan

(To be agreed upon)

5

Fiserv Solutions, Inc., a Wisconsin corporation d/b/a ImageSoft Technologies (“ImageSoft”) and Compass Bank for Savings (“Client”) wish to add this Schedule III to the Exhibit I-1 dated July 24, 2002.  Client agrees with ImageSoft as follows:

Schedule III

ImageSoft:             Fiserv Solutions Inc, d/b/a ImageSoft Technologies

Client:     Compass Bank for Savings

License Section

A.            Software System based on

•                                          Number of Accounts Processed          NA

•                                          Number of Customers Processed        N/A

•                                          Asset size of                 N/A

B.                                     The following ImageSoft Software Modules to function on the Computer System listed in the Computer System Section of this Schedule:

Nautilus Modules	Quantity	Unit Price	Total Fee
• Check Image Import	1	[***]	$	[***]

Total ImageSoft License Fees:	$ [***]

C.            Software License includes:

•              Usage of runtime code for the ImageSoft Software Modules shown in B above.

•           One electronic copy of System Documentation and Instruction Manuals for use of the Software System.

D.            Location(s):

Site Location:	Billing Location:	Payment Location:
Compass Bank for Savings One Compass Place New Bedford, MA 02740	Compass Bank for Savings One Compass Place New Bedford, MA 02740 ATTN: Accounts Payable	ImageSoft Technologies 2600 Maitland Center Parkway, Suite 200 Maitland, FL 32751 ATTN: Controller

Disaster Recovery Location:
[***]

Archive Site
[***]

1

E.             License Fee Payment Schedule:

Invoices will be issued according to the following timetable:

Date	Event	Amount Payable
TBD	Upon execution of this Agreement	$	[***]
TBD	One month after execution of this Agreement	$	[***]
TBD	Upon completion of Implementation	$	[***]

Professional Services Section

A.            Professional Services Fees (Implementation):

The costs for Professional Services Fees regarding implementation of Client are $[***].

Description
Check Import Installation – Install and set up of Check Import module.

B.            Implementation Deliverables:

1.               Project Plan

•                  To be mutually developed, agreed upon and maintained during implementation.

•                  The Project Plan shall be attached as Attachment A hereto.

2.               Software modules shown in License Section.

1.               The Equipment shown in the Third Party Hardware and Software Section.

C.            Professional Services Fees Payment Schedule:

Invoices will be issued according to the following timetable:

Date	Event	Amount Payable
TBD	Upon execution of this Agreement	$	[***]
TBD	One month after execution of this Agreement	$	[***]
TBD	Upon completion of Implementation	$	[***]

Maintenance Services Section

A.            Maintenance Services:

1.                                       The initial term of maintenance shall be for [***] commencing upon termination of the warranty period and shall be automatically renewed for successive one year periods (or fractions of one year periods to remain co-terminus with the Fiserv COS Master License Agreement to which this agreement is appended) unless terminated upon 30 days prior written notice by either party to the other before expiration of the initial or any additional term.

2.                                       Software Modules:  Same as License Section.

3.                                       Basic Maintenance Fee:

2

[***] of the Total License Fees per year.  For the initial maintenance term, the Basic Maintenance Fee shall be $[***] per year.

4.                                       Special Maintenance Fee:  N/A.

5.                                       Annual Increase Amount:

Shall be limited to the lesser of [***] or the change in the U.S. Department of Labor, Consumer Price Index (CPI) for the Urban Wage Earners and Clerical Workers, All Cities, (1982=100) for the 12 month period preceeding the effective date of this Schedule.

B.            Maintenance Fee Payment Schedule:

Maintenance Fees will be invoiced yearly in advance commencing upon expiration of the warranty period.

Computer System Section

The Computer System upon which the Software will be operated consists of the following components plus additional Third Party Hardware and Software identified in that Section of this Schedule:

Description	Units
All components shown in Third Party Hardware and Software Section below.

Third Party Hardware and Software Section

A.            Third Party Hardware and Software:  Not applicable to this Schedule III.

B.            Third Party Hardware and Software Payment Schedule:  Not applicable to this Schedule III.

Additional Terms Section

A.            Except as otherwise expressly provided herein, Client agrees to pay actual and travel time and reasonable travel and living expenses of ImageSoft employees and ImageSoft authorized contractors who render services at either the Location or any other Client site in connection with the activities described in this Schedule.  All expenses shall be itemized on invoices submitted by ImageSoft and shall be due and payable upon presentation of each invoice as provided herein.

B.            All training included as part of this Exhibit must be completed with twelve (12) months from the execution date of this Exhibit.

3

IN WITNESS WHEREOF, the parties have caused this Schedule to be executed by their duly authorized representatives as of the date indicated below.

FISERV SOLUTIONS, INC. d/b/a IMAGESOFT TECHNOLOGIES		COMPASS BANK FOR SAVINGS

By: /s/ DAVID C. WILCOX		By: /s/ ARTHUR W. SHORT

Name:	David C. Wilcox	Name:	Arthur W. Short

Title:	Senior Vice President	Title:	COO and Executive Vice President

Date:	August 28, 2002	Date:	August 28, 2002

4

ATTACHMENT A

Project Plan

(To be agreed upon)

5